                            VARI-VEST ASSET BUILDER
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                            (PENNSYLVANIA CONTRACTS)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                        OHIO NATIONAL VARIABLE ACCOUNT R

         AUGUST 1, 2002 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002

To the list of available funds, please include the following portfolios and their adviser:

JANUS ASPEN SERIES
International Growth Portfolio             Janus Capital Management LLC

UBS SERIES TRUST
Tactical Allocation Portfolio              UBS Global Asset Management

PIMCO VARIABLE INSURANCE TRUST
Real Return Portfolio                      Pacific Investment Management Company LLC
Total Return Portfolio                     Pacific Investment Management Company LLC
Global Bond Portfolio                      Pacific Investment Management Company LLC

THE PRUDENTIAL SERIES FUND, INC.
Jennison Portfolio                         Jennison Associates LLC
Jennison 20/20 Focus Portfolio             Jennison Associates LLC

The new funds available in your policy have the following fees and expenses:

                                                                         TOTAL FUND
                                                                          EXPENSES       TOTAL       TOTAL FUND
                                                                           WITHOUT      WAIVERS       EXPENSES
                                  MANAGEMENT   DISTRIBUTION    OTHER     WAIVERS OR       AND       WITH WAIVERS
                                     FEES      (12B-1) FEES   EXPENSES   REDUCTIONS    REDUCTIONS   OR REDUCTIONS
                                  ----------   ------------   --------   -----------   ----------   -------------

JANUS ASPEN SERIES
  International Growth Portfolio    0.65%         0.25%        0.06%        0.96%        0.00%          0.96%

PIMCO VARIABLE INSURANCE TRUST
  Real Return Portfolio             0.25%         0.15%        0.27%        0.67%        0.01%          0.66%
  Total Return Portfolio            0.25%         0.15%        0.26%        0.66%        0.01%          0.65%
  Global Bond Portfolio             0.25%         0.15%        0.78%        1.18%        0.28%          0.90%

THE PRUDENTIAL SERIES FUND, INC.
  Jennison Portfolio                0.60%         0.25%        0.19%        1.04%        0.00%          1.04%
  Jennison 20/20 Portfolio          0.75%         0.25%        0.33%        1.33%        0.00%          1.33%

UBS SERIES TRUST
  Tactical Allocation Portfolio     0.50%         0.25%        0.17%        0.92%        0.00%          0.92%

As a result of adding the new funds to your policy, the average fund expense factor decreases to 1.03%. The following pages are new hypothetical illustrations of policy performance at varying levels of investment return.

                    ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS AND ACCUMULATED PREMIUMS.

The following tables help to show how contract values change with investment performance. The tables illustrate how the death benefit of a contract of an insured of a given age and the cash surrender value (reflecting the deduction of sales load) would vary over time if the return on the assets held in the Funds was a constant, gross, after-tax, annual rate of 0%, 6% or 12%. Because of compounding, the death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 6%, or 12%, but fluctuated over and under those averages throughout the years.

The amounts shown for the death benefit and cash surrender value as of each contract year show that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax returns on Fund assets. This is because certain fees and charges are deducted from the gross return. They are the daily investment management fees incurred by the Funds and the other expenses of operating the Funds. Although the actual amounts may vary, the average is 1.03% of the value of the average daily net assets of the Funds to which contract values may be allocated. This average takes into account the waivers and reimbursements detailed in the Charges and Deductions section of the prospectus. These waivers and reductions may be terminated in future years. If the waivers and/or reductions are terminated, the average fund expenses may increase, as may the underlying cost of the contract. The daily charge to VAR for assuming mortality and expense risks is equivalent to an annual charge of 0.75%. Based on your contract cash value, your charges may be less. Gross annual rates of return of 0%, 6%, and 12% produce average net annual rates of return for all Funds of approximately -1.78%, 4.22%, and 10.22%.

Each page of illustrations includes two tables. The top table shows the death benefits and cash surrender values assuming we assess current contract charges ("current tables"). Current charges are not guaranteed and may be changed. The lower table shows the death benefits and cash surrender values assuming we assess the maximum contract charges allowable.

The tables assume a premium tax deduction of 2.00% (the charge deducted from your contract will reflect premium taxes in your jurisdiction), that no portion of your net premiums have been allocated to the general account and that planned premiums are paid on the first day of each contract year. The tables also assume that you have made no transfers, partial surrenders, loans, changes in death benefit option or changes in stated amount. Additionally, the tables assume that there are no optional insurance benefits and the current tables assume that our current cost of insurance charges will not be changed. Finally, the tables reflect the fact that no charges for federal, state or local taxes are made now against VAR. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

Below is a list of the sample illustrations presented on the following pages of this prospectus. Upon request, we will furnish a comparable illustration based on your age, sex, risk class, death benefit plan, stated amount and planned premium.

                            VARI-VEST ASSET BUILDER

AGE   DEATH BENEFIT PLAN    PLANNED PREMIUM    STATED AMOUNT       RISK CLASS        PAGE
---   ------------------    ---------------    -------------       ----------        ----
25          Plan A           1,092  (Minimum)    $ 150,000          Nonsmoker        P-3
25          Plan A           1,270                 150,000          Nonsmoker        P-4
25          Plan B           1,092  (Minimum)      150,000          Nonsmoker        P-5
25          Plan B           4,005                 150,000          Nonsmoker        P-6
40          Plan A           2,904  (Minimum)      250,000     Preferred Nonsmoker   P-7
40          Plan A           3,820                 250,000     Preferred Nonsmoker   P-8
40          Plan B           2,904  (Minimum)      250,000     Preferred Nonsmoker   P-9
40          Plan B          11,040                 250,000     Preferred Nonsmoker   P-10

HYPOTHETICAL HISTORICAL ILLUSTRATIONS

We may produce hypothetical illustrations of the contract (such as those listed above) based upon the actual historical investment performance (total return) of the Funds from the inception of each Fund or one-, five- and ten-year periods. Such illustrations reflect all contract and subsequent charges, including the cost of insurance (specific to the age, sex, stated amount, risk classification and type of death benefit), planned premium, premium tax, risk charge, sales load, administration charge and surrender charge for the contract being illustrated. We will also provide individualized illustrations upon request. Being based upon past performance, neither hypothetical illustrations nor other performance data indicate future performance.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,092.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             1,092        1,147              0         150,000              0         150,000              0         150,000
2             1,092        2,351              0         150,000              0         150,000              0         150,000
3             1,092        3,615            354         150,000             30         150,000              0         150,000
4             1,092        4,942          1,486         150,000            929         150,000            436         150,000
5             1,092        6,336          2,737         150,000          1,866         150,000          1,128         150,000
6             1,092        7,799          4,123         150,000          2,848         150,000          1,810         150,000
7             1,092        9,336          5,652         150,000          3,872         150,000          2,480         150,000
8             1,092       10,949          7,342         150,000          4,941         150,000          3,139         150,000
9             1,092       12,643          9,206         150,000          6,052         150,000          3,781         150,000
10            1,092       14,422         11,264         150,000          7,208         150,000          4,408         150,000
15            1,092       24,742         27,458         150,000         15,925         150,000          9,492         150,000
20            1,092       37,913         50,234         150,000         23,532         150,000         11,627         150,000
Age 60        1,092      103,561        253,230         339,328         56,123         150,000         12,554         150,000
Age 65        1,092      138,509        422,071         514,927         70,916         150,000          9,208         150,000
Age 70        1,092      183,112        698,680         810,468         88,282         150,000          1,896         150,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             1,092        1,147              0         150,000              0         150,000              0         150,000
2             1,092        2,351              0         150,000              0         150,000              0         150,000
3             1,092        3,615            293         150,000              0         150,000              0         150,000
4             1,092        4,942          1,408         150,000            860         150,000            376         150,000
5             1,092        6,336          2,640         150,000          1,785         150,000          1,060         150,000
6             1,092        7,799          4,005         150,000          2,752         150,000          1,733         150,000
7             1,092        9,336          5,509         150,000          3,760         150,000          2,392         150,000
8             1,092       10,949          7,171         150,000          4,812         150,000          3,041         150,000
9             1,092       12,643          9,005         150,000          5,905         150,000          3,673         150,000
10            1,092       14,422         11,030         150,000          7,043         150,000          4,290         150,000
15            1,092       24,742         26,983         150,000         15,640         150,000          9,314         150,000
20            1,092       37,913         49,300         150,000         23,033         150,000         11,330         150,000
Age 60        1,092      103,561        246,085         329,754         52,026         150,000          9,454         150,000
Age 65        1,092      138,509        407,712         497,409         62,804         150,000          2,489         150,000
Age 70        1,092      183,112        669,304         776,393         72,525         150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past of future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,270.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,270        1,334              0          150,000             0         150,000              0         150,000
2              1,270        2,734              0          150,000             0         150,000              0         150,000
3              1,270        4,204            972          150,000           581         150,000            221         150,000
4              1,270        5,748          2,355          150,000         1,679         150,000          1,082         150,000
5              1,270        7,368          3,887          150,000         2,829         150,000          1,930         150,000
6              1,270        9,070          5,583          150,000         4,033         150,000          2,768         150,000
7              1,270       10,857          7,457          150,000         5,290         150,000          3,592         150,000
8              1,270       12,734          9,530          150,000         6,602         150,000          4,402         150,000
9              1,270       14,704         11,820          150,000         7,970         150,000          5,195         150,000
10             1,270       16,773         14,351          150,000         9,397         150,000          5,970         150,000
15             1,270       28,775         33,807          150,000        19,681         150,000         11,780         150,000
20             1,270       44,093         62,097          150,000        29,295         150,000         14,612         150,000
Age 60         1,270      120,442        312,295          418,475        72,451         150,000         17,598         150,000
Age 65         1,270      161,086        520,197          634,640        93,566         150,000         15,025         150,000
Age 70         1,270      212,960        860,797          998,525       120,190         150,000          8,630         150,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
12.00% (10.22% NET)             6.00% (4.22% NET)            00.00% (-1.78% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,270        1,334              0         150,000              0         150,000              0         150,000
2              1,270        2,734              0         150,000              0         150,000              0         150,000
3              1,270        4,204            911         150,000            526         150,000            171         150,000
4              1,270        5,748          2,277         150,000          1,611         150,000          1,023         150,000
5              1,270        7,368          3,790         150,000          2,747         150,000          1,861         150,000
6              1,270        9,070          5,464         150,000          3,937         150,000          2,690         150,000
7              1,270       10,857          7,314         150,000          5,177         150,000          3,504         150,000
8              1,270       12,734          9,360         150,000          6,473         150,000          4,304         150,000
9              1,270       14,704         11,620         150,000          7,823         150,000          5,087         150,000
10             1,270       16,773         14,117         150,000          9,232         150,000          5,852         150,000
15             1,270       28,775         33,335         150,000         19,398         150,000         11,603         150,000
20             1,270       44,093         61,181         150,000         28,804         150,000         14,318         150,000
Age 60         1,270      120,442        304,741         408,353         68,702         150,000         14,594         150,000
Age 65         1,270      161,086        504,542         615,541         86,514         150,000          8,530         150,000
Age 70         1,270      212,960        827,915         960,382        107,563         150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $1,092.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
    12.00% (10.22% NET)         6.00% (4.22% NET)         0.00% (-1.78% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147              0         150,838              0         150,785              0         150,732
2              1,092        2,351              0         151,760              0         151,602              0         151,450
3              1,092        3,615            345         152,774             22         152,451              0         152,153
4              1,092        4,942          1,471         153,889            916         153,334            425         152,843
5              1,092        6,336          2,714         155,120          1,847         154,253          1,113         153,519
6              1,092        7,799          4,087         156,480          2,821         155,213          1,789         154,182
7              1,092        9,336          5,602         157,981          3,835         156,214          2,453         154,832
8              1,092       10,949          7,272         159,636          4,891         157,255          3,103         155,467
9              1,092       12,643          9,111         161,460          5,987         158,336          3,737         156,086
10             1,092       14,422         11,138         163,471          7,125         159,458          4,354         156,687
15             1,092       24,742         27,015         177,015         15,689         165,689          9,366         159,366
20             1,092       37,913         48,892         198,892         22,956         172,956         11,375         161,375
Age 60         1,092      103,561        236,493         386,493         50,884         200,884         11,397         161,397
Age 65         1,092      138,509        389,794         539,794         60,601         210,601          7,544         157,544
Age 70         1,092      183,112        639,527         789,527         68,114         218,114

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
    12.00% (10.22% NET)         6.00% (4.22% NET)         0.00% (-1.78% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147              0         150,814              0         150,762              0         150,710
2              1,092        2,351              0         151,717              0         151,561              0         151,412
3              1,092        3,615            284         152,712              0         152,395              0         152,103
4              1,092        4,942          1,392         153,810            847         153,265            365         152,783
5              1,092        6,336          2,615         155,021          1,765         154,171          1,044         153,450
6              1,092        7,799          3,968         156,360          2,724         155,116          1,711         154,104
7              1,092        9,336          5,456         157,835          3,721         156,100          2,364         154,743
8              1,092       10,949          7,098         159,462          4,760         157,124          3,004         155,368
9              1,092       12,643          8,907         161,256          5,838         158,187          3,627         155,976
10             1,092       14,422         10,899         163,232          6,957         159,289          4,234         156,567
15             1,092       24,742         26,523         176,523         15,395         165,395          9,183         159,183
20             1,092       37,913         47,894         197,894         22,430         172,430         11,066         161,066
Age 60         1,092      103,561        226,295         376,295         45,803         195,803          8,148         158,148
Age 65         1,092      138,509        367,955         517,955         49,917         199,917            780         150,780
Age 70         1,092      183,112        593,724         743,724         46,365         196,365

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $4,005.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             4,005        4,205           1,434         153,885         1,215         153,666            997         153,448
2             4,005        8,621           5,737         158,178         5,055         157,496          4,400         156,840
3             4,005       13,257          10,501         162,929         9,074         161,503          7,757         160,185
4             4,005       18,125          15,772         168,190        13,280         165,698         11,067         163,485
5             4,005       23,237          21,608         174,014        17,683         170,089         14,335         166,741
6             4,005       28,604          28,069         180,462        22,294         174,687         17,561         169,954
7             4,005       34,239          35,219         187,598        27,118         179,497         20,741         173,120
8             4,005       40,156          43,130         195,494        32,164         184,528         23,875         176,239
9             4,005       46,369          51,879         204,228        37,438         189,787         26,961         179,310
10            4,005       52,893          61,556         213,889        42,951         195,283         29,998         182,330
15            4,005       90,743         129,783         324,457        76,665         226,665         46,641         196,641
20            4,005      139,051         237,398         527,025       115,558         265,558         59,527         209,527
Age 60        4,005      379,819       1,176,367       1,576,332       296,759         446,759         88,473         238,473
Age 65        4,005      507,993       1,956,550       2,386,992       385,903         535,903         93,039         243,039
Age 70        4,005      671,579       3,234,701       3,752,253       493,347         643,347         93,202         243,202

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                  PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
                --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF       TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY       ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR        OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------       ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1               4,005        4,205           1,411         153,862         1,193         153,644            975         153,426
2               4,005        8,621           5,694         158,134         5,014         157,455          4,362         156,802
3               4,005       13,257          10,438         162,867         9,018         161,446          7,706         160,134
4               4,005       18,125          15,692         168,110        13,210         165,628         11,007         163,425
5               4,005       23,237          21,508         173,914        17,599         170,005         14,265         166,671
6               4,005       28,604          27,948         180,340        22,196         174,588         17,481         169,874
7               4,005       34,239          35,072         187,451        27,002         179,381         20,650         173,029
8               4,005       40,156          42,954         195,318        32,031         184,395         23,774         176,138
9               4,005       46,369          51,672         204,021        37,286         189,635         26,849         179,198
10              4,005       52,893          61,314         213,647        42,780         195,112         29,876         182,208
15              4,005       90,743         129,284         323,209        76,368         226,368         46,456         196,456
20              4,005      139,051         236,294         524,573       115,028         265,028         59,216         209,216
Age 60          4,005      379,819       1,158,223       1,552,019       291,686         441,686         85,227         235,227
Age 65          4,005      507,993       1,914,409       2,335,579       375,257         525,257         86,247         236,247
Age 70          4,005      671,579       3,138,266       3,640,388       471,714         621,714         79,633         229,633

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $2,904.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         250,000              0         250,000              0         250,000
2              2,904        6,251              0         250,000              0         250,000              0         250,000
3              2,904        9,613          2,763         250,000          1,804         250,000            920         250,000
4              2,904       13,142          6,198         250,000          4,539         250,000          3,068         250,000
5              2,904       16,849          9,979         250,000          7,377         250,000          5,165         250,000
6              2,904       20,740         14,108         250,000         10,297         250,000          7,184         250,000
7              2,904       24,827         18,640         250,000         13,316         250,000          9,143         250,000
8              2,904       29,117         23,610         250,000         16,427         250,000         11,029         250,000
9              2,904       33,622         29,115         250,000         19,682         250,000         12,889         250,000
10             2,904       38,353         35,172         250,000         23,048         250,000         14,681         250,000
15             2,904       65,797         81,139         250,000         46,726         250,000         27,604         250,000
20             2,904      100,825        148,553         250,000         68,540         250,000         33,163         250,000
Age 60         2,904      100,825        148,553         250,000         68,540         250,000         33,163         250,000
Age 65         2,904      145,529        261,956         319,587         94,248         250,000         35,807         250,000
Age 70         2,904      202,585        449,194         521,065        124,511         250,000         33,952         250,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         250,000              0         250,000              0         250,000
2              2,904        6,251              0         250,000              0         250,000              0         250,000
3              2,904        9,613          1,931         250,000          1,040         250,000            220         250,000
4              2,904       13,142          4,988         250,000          3,458         250,000          2,104         250,000
5              2,904       16,849          8,318         250,000          5,931         250,000          3,913         250,000
6              2,904       20,740         11,944         250,000          8,464         250,000          5,637         250,000
7              2,904       24,827         15,897         250,000         11,055         250,000          7,281         250,000
8              2,904       29,117         20,207         250,000         13,702         250,000          8,839         250,000
9              2,904       33,622         24,924         250,000         16,408         250,000         10,314         250,000
10             2,904       38,353         30,084         250,000         19,171         250,000         11,698         250,000
15             2,904       65,797         69,046         250,000         38,433         250,000         21,720         250,000
20             2,904      100,825        123,150         250,000         52,414         250,000         22,264         250,000
Age 60         2,904      100,825        123,150         250,000         52,414         250,000         22,264         250,000
Age 65         2,904      145,529        214,365         261,525         64,466         250,000         16,074         250,000
Age 70         2,904      202,585        366,277         424,882         69,925         250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $3,820.00                     STATED AMOUNT INCLUDES CASH VALUE

SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,820        4,011              0         250,000              0         250,000              0         250,000
2              3,820        8,223          1,633         250,000          1,004         250,000            400         250,000
3              3,820       12,645          5,945         250,000          4,642         250,000          3,439         250,000
4              3,820       17,288         10,685         250,000          8,415         250,000          6,401         250,000
5              3,820       22,163         15,913         250,000         12,349         250,000          9,312         250,000
6              3,820       27,282         21,652         250,000         16,417         250,000         12,137         250,000
7              3,820       32,658         27,976         250,000         20,644         250,000         14,893         250,000
8              3,820       38,301         34,938         250,000         25,028         250,000         17,568         250,000
9              3,820       44,228         42,654         250,000         29,621         250,000         20,210         250,000
10             3,820       50,450         51,168         250,000         34,396         250,000         22,781         250,000
15             3,820       86,552        114,211         250,000         66,282         250,000         39,520         250,000
20             3,820      132,628        210,864         282,557         98,817         250,000         48,822         250,000
Age 60         3,820      132,628        210,864         282,557         98,817         250,000         48,822         250,000
Age 65         3,820      191,433        371,320         453,010        138,953         250,000         55,329         250,000
Age 70         3,820      266,486        635,266         736,909        189,369         250,000         57,686         250,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,820        4,011              0         250,000              0         250,000              0         250,000
2              3,820        8,223          1,126         250,000            525         250,000              0         250,000
3              3,820       12,645          5,120         250,000          3,883         250,000          2,744         250,000
4              3,820       17,288          9,483         250,000          7,340         250,000          5,442         250,000
5              3,820       22,163         14,269         250,000         10,915         250,000          8,064         250,000
6              3,820       27,282         19,513         250,000         14,605         250,000         10,601         250,000
7              3,820       32,658         25,270         250,000         18,412         250,000         13,049         250,000
8              3,820       38,301         31,594         250,000         22,343         250,000         15,405         250,000
9              3,820       44,228         38,551         250,000         26,405         250,000         17,673         250,000
10             3,820       50,450         46,209         250,000         30,601         250,000         19,847         250,000
15             3,820       86,552        102,773         250,000         58,344         250,000         33,812         250,000
20             3,820      132,628        188,175         252,154         83,846         250,000         38,434         250,000
Age 60         3,820      132,628        188,175         252,154         83,846         250,000         38,434         250,000
Age 65         3,820      191,433        330,611         403,345        112,528         250,000         36,842         250,000
Age 70         3,820      266,486        561,247         651,047        144,290         250,000         23,848         250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $2,904.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         252,584              0         252,433              0         252,281
2              2,904        6,251              0         255,401              0         254,938              0         254,493
3              2,904        9,613          2,736         258,473          1,780         257,518            899         256,636
4              2,904       13,142          6,146         261,824          4,495         260,173          3,032         258,710
5              2,904       16,849          9,894         265,506          7,309         262,921          5,110         260,723
6              2,904       20,740         13,974         269,519         10,193         265,738          7,104         262,649
7              2,904       24,827         18,439         273,914         13,166         268,641          9,032         264,507
8              2,904       29,117         23,319         278,724         16,218         271,623         10,880         266,285
9              2,904       33,622         28,708         284,038         19,401         274,731         12,697         268,027
10             2,904       38,353         34,614         289,864         22,679         277,929         14,439         269,689
15             2,904       65,797         78,991         328,991         45,576         295,576         26,985         276,985
20             2,904      100,825        141,512         391,512         65,514         315,514         31,835         281,835
Age 60         2,904      100,825        141,512         391,512         65,514         315,514         31,835         281,835
Age 65         2,904      145,529        241,381         491,381         86,987         336,987         33,250         283,250
Age 70         2,904      202,585        400,870         650,870        108,154         358,154         29,477         279,477

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         252,348              0         252,204              0         252,059
2              2,904        6,251              0         254,884              0         254,450              0         254,034
3              2,904        9,613          1,888         257,626          1,003         256,740            187         255,924
4              2,904       13,142          4,909         260,587          3,391         259,069          2,049         257,726
5              2,904       16,849          8,187         263,799          5,825         261,438          3,828         259,441
6              2,904       20,740         11,739         267,284          8,305         263,850          5,515         261,060
7              2,904       24,827         15,591         271,066         10,828         266,303          7,113         262,588
8              2,904       29,117         19,768         275,173         13,388         268,793          8,616         264,021
9              2,904       33,622         24,308         279,638         15,986         271,316         10,027         265,357
10             2,904       38,353         29,240         284,490         18,616         273,866         11,336         266,586
15             2,904       65,797         65,667         315,667         36,646         286,646         20,776         270,776
20             2,904      100,825        111,722         361,722         47,655         297,655         20,283         270,283
Age 60         2,904      100,825        111,722         361,722         47,655         297,655         20,283         270,283
Age 65         2,904      145,529        178,861         428,861         53,223         303,223         12,639         262,639
Age 70         2,904      202,585        273,872         523,872         45,677         295,677

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $11,040.00                        STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             11,040      11,592           5,241         261,096         4,625          260,480         4,011          259,866
2             11,040      23,764          17,534         273,331        15,607          271,405        13,755          269,553
3             11,040      36,544          31,113         286,850        27,075          282,813        23,343          279,081
4             11,040      49,963          46,112         301,790        39,050          294,727        32,777          288,454
5             11,040      64,053          62,696         318,308        51,567          307,180        42,070          297,682
6             11,040      78,848          80,994         336,539        64,615          320,160        51,187          306,732
7             11,040      94,382         101,207         356,682        78,234          333,709        60,147          315,622
8             11,040     110,693         123,522         378,927        92,434          347,839        68,935          324,340
9             11,040     127,820         148,216         403,546       107,291          362,621        77,602          332,932
10            11,040     145,803         175,495         430,745       122,790          378,040        86,105          341,355
15            11,040     250,139         366,414         616,414       215,946          465,946       131,143          381,143
20            11,040     383,301         672,740         922,740       324,243          574,243       166,374          416,374
Age 60        11,040     383,301         672,740         922,740       324,243          574,243       166,374          416,374
Age 65        11,040     553,253       1,178,750       1,438,075       457,266          707,266       196,550          446,550
Age 70        11,040     770,159       2,011,977       2,333,893       618,750          868,750       219,680          469,680

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
    12.00% (10.22% NET)         6.00% (4.22% NET)         0.00% (-1.78% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             11,040      11,592           5,004         260,859         4,396          260,251         3,789          259,644
2             11,040      23,764          17,014         272,812        15,118          270,915        13,295          269,092
3             11,040      36,544          30,259         285,996        26,292          282,029        22,626          278,364
4             11,040      49,963          44,861         300,538        37,933          293,611        31,782          287,460
5             11,040      64,053          60,971         316,583        50,069          305,682        40,769          296,382
6             11,040      78,848          78,737         334,282        62,710          318,255        49,578          305,123
7             11,040      94,382          98,331         353,806        75,873          331,348        58,205          313,680
8             11,040     110,693         119,941         375,346        89,577          344,982        66,646          322,051
9             11,040     127,820         143,782         399,112       103,846          359,176        74,904          330,234
10            11,040     145,803         170,084         425,334       118,696          373,946        82,970          338,220
15            11,040     250,139         353,042         603,042       206,984          456,984       124,890          374,890
20            11,040     383,301         642,909         892,909       306,363          556,363       154,782          404,782
Age 60        11,040     383,301         642,909         892,909       306,363          556,363       154,782          404,782
Age 65        11,040     553,253       1,116,297       1,366,297       423,522          673,522       175,887          425,887
Age 70        11,040     770,159       1,885,089       2,186,704       556,415          806,415       183,015          433,015

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

                            VARI-VEST ASSET BUILDER
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                        OHIO NATIONAL VARIABLE ACCOUNT R

         AUGUST 1, 2002 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002

To the list of available funds, please include the following portfolios and their adviser:

JANUS ASPEN SERIES
International Growth Portfolio             Janus Capital Management LLC

UBS SERIES TRUST
Tactical Allocation Portfolio              UBS Global Asset Management

PIMCO VARIABLE INSURANCE TRUST
Real Return Portfolio                      Pacific Investment Management Company LLC
Total Return Portfolio                     Pacific Investment Management Company LLC
Global Bond Portfolio                      Pacific Investment Management Company LLC

THE PRUDENTIAL SERIES FUND, INC.
Jennison Portfolio                         Jennison Associates LLC
Jennison 20/20 Focus Portfolio             Jennison Associates LLC

The new funds available in your policy have the following fees and expenses:

                                                                         TOTAL FUND
                                                                          EXPENSES       TOTAL       TOTAL FUND
                                                                           WITHOUT      WAIVERS       EXPENSES
                                  MANAGEMENT   DISTRIBUTION    OTHER     WAIVERS OR       AND       WITH WAIVERS
                                     FEES      (12B-1) FEES   EXPENSES   REDUCTIONS    REDUCTIONS   OR REDUCTIONS
                                  ----------   ------------   --------   -----------   ----------   -------------

JANUS ASPEN SERIES
  International Growth Portfolio    0.65%         0.25%        0.06%        0.96%        0.00%          0.96%

PIMCO VARIABLE INSURANCE TRUST
  Real Return Portfolio             0.25%         0.15%        0.27%        0.67%        0.01%          0.66%
  Total Return Portfolio            0.25%         0.15%        0.26%        0.66%        0.01%          0.65%
  Global Bond Portfolio             0.25%         0.15%        0.78%        1.18%        0.28%          0.90%

THE PRUDENTIAL SERIES FUND, INC.
  Jennison Portfolio                0.60%         0.25%        0.19%        1.04%        0.00%          1.04%
  Jennison 20/20 Portfolio          0.75%         0.25%        0.33%        1.33%        0.00%          1.33%

UBS SERIES TRUST
  Tactical Allocation Portfolio     0.50%         0.25%        0.17%        0.92%        0.00%          0.92%

As a result of adding the new funds to your policy, the average fund expense factor decreases to 1.03%. The following pages are new hypothetical illustrations of policy performance at varying levels of investment return.

                                                                      APPENDIX A

                    ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS AND ACCUMULATED PREMIUMS.

The following tables help to show how contract values change with investment performance. The tables illustrate how the death benefit of a contract of an insured of a given age and the cash surrender value (reflecting the deduction of sales load) would vary over time if the return on the assets held in the Funds was a constant, gross, after-tax, annual rate of 0%, 6% or 12%. Because of compounding, the death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 6%, or 12%, but fluctuated over and under those averages throughout the years.

The amounts shown for the death benefit and cash surrender value as of each contract year show that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax returns on Fund assets. This is because certain fees and charges are deducted from the gross return. They are the daily investment management fees incurred by the Funds and the other expenses of operating the funds. Although the rates may vary, the average is 1.03% of the value of the average daily net assets of the Funds to which contract values may be allocated. This average takes into account the waivers and reimbursements detailed in the Charges and Deductions section of the prospectus. These waivers and reductions may be terminated in future years. If the waivers and/or reductions are terminated, the average fund expenses may increase, as may the underlying cost of the contract. The daily charge to VAR for assuming mortality and expense risks is equivalent to an annual charge of 0.75%. Based on your contract cash value, your charges may be less. Gross annual rates of return of 0%, 6%, and 12% produce average net annual rates of return for all Funds of approximately -1.78%, 4.22%, and 10.22%.

Each page of illustrations includes two tables. The top table shows the death benefits and cash surrender values assuming we assess current contract charges ("current tables"). Current charges are not guaranteed and may be changed. The lower table shows the death benefits and cash surrender values assuming we assess the maximum contract charges allowable.

The tables assume a premium tax deduction of 1.40% (the charge deducted from your contract will reflect premium taxes in your jurisdiction), that no portion of your net premiums have been allocated to the general account and that planned premiums are paid on the first day of each contract year. The tables also assume that you have made no transfers, partial surrenders, loans, changes in death benefit option or changes in stated amount. Additionally, the tables assume that there are no optional insurance benefits and the current tables assume that our current cost of insurance charges will not be changed. Finally, the tables reflect the fact that no charges for federal, state or local taxes are made now against VAR. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

Below is a list of the sample illustrations presented on the following pages of this prospectus. Upon request, we will furnish a comparable illustration based on your age, sex, risk class, death benefit plan, stated amount and planned premium.

                            VARI-VEST ASSET BUILDER

AGE   DEATH BENEFIT PLAN    PLANNED PREMIUM    STATED AMOUNT       RISK CLASS        PAGE
---   ------------------    ---------------    -------------       ----------        ----
25          Plan A           1,092  (Minimum)    $ 150,000          Nonsmoker         97
25          Plan A           1,270                 150,000          Nonsmoker         98
25          Plan B           1,092  (Minimum)      150,000          Nonsmoker         99
25          Plan B           4,005                 150,000          Nonsmoker        100
40          Plan A           2,904  (Minimum)      250,000     Preferred Nonsmoker   101
40          Plan A           3,820                 250,000     Preferred Nonsmoker   102
40          Plan B           2,904  (Minimum)      250,000     Preferred Nonsmoker   103
40          Plan B          11,040                 250,000     Preferred Nonsmoker   104

HYPOTHETICAL HISTORICAL ILLUSTRATIONS

We may produce hypothetical illustrations of the contract (such as those listed above) based upon the actual historical investment performance (total return) of the Funds from the inception of each Fund or one-, five- and ten-year periods. Such illustrations reflect all contract and subsequent charges, including the cost of insurance (specific to the age, sex, stated amount, risk classification and type of death benefit), planned premium, premium tax, risk charge, sales load, administration charge and surrender charge for the contract being illustrated. We will also provide individualized illustrations upon request. Being based upon past performance, neither hypothetical illustrations nor other performance data indicate future performance.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,092.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147              0         150,000              0         150,000              0         150,000
2              1,092        2,351              0         150,000              0         150,000              0         150,000
3              1,092        3,615              0         150,000              0         150,000              0         150,000
4              1,092        4,942          1,124         150,000            558         150,000             58         150,000
5              1,092        6,336          2,407         150,000          1,522         150,000            773         150,000
6              1,092        7,799          3,831         150,000          2,535         150,000          1,479         150,000
7              1,092        9,336          5,405         150,000          3,593         150,000          2,175         150,000
8              1,092       10,949          7,143         150,000          4,696         150,000          2,859         150,000
9              1,092       12,643          9,063         150,000          5,845         150,000          3,529         150,000
10             1,092       14,422         11,185         150,000          7,043         150,000          4,184         150,000
15             1,092       24,742         28,148         150,000         16,321         150,000          9,724         150,000
20             1,092       37,913         51,736         150,000         24,228         150,000         11,966         150,000
Age 60         1,092      103,561        264,225         354,061         58,786         150,000         13,237         150,000
Age 65         1,092      138,509        442,412         539,743         74,908         150,000         10,008         150,000
Age 70         1,092      183,112        735,807         853,536         94,299         150,000          2,799         150,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147               0         150,000             0         150,000              0         150,000
2              1,092        2,351               0         150,000             0         150,000              0         150,000
3              1,092        3,615               0         150,000             0         150,000              0         150,000
4              1,092        4,942           1,045         150,000           489         150,000              0         150,000
5              1,092        6,336           2,310         150,000         1,440         150,000            704         150,000
6              1,092        7,799           3,712         150,000         2,438         150,000          1,402         150,000
7              1,092        9,336           5,261         150,000         3,480         150,000          2,087         150,000
8              1,092       10,949           6,971         150,000         4,566         150,000          2,760         150,000
9              1,092       12,643           8,861         150,000         5,698         150,000          3,420         150,000
10             1,092       14,422          10,949         150,000         6,877         150,000          4,065         150,000
15             1,092       24,742          27,667         150,000        16,034         150,000          9,544         150,000
20             1,092       37,913          50,791         150,000        23,723         150,000         11,666         150,000
Age 60         1,092      103,561         256,869         344,205        54,693         150,000         10,130         150,000
Age 65         1,092      138,509         427,519         521,573        66,868         150,000          3,269         150,000
Age 70         1,092      183,112         705,120         817,940        78,871         150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,270.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,270        1,334              0          150,000              0        150,000              0         150,000
2              1,270        2,734              0          150,000              0        150,000              0         150,000
3              1,270        4,204            586          150,000            190        150,000              0         150,000
4              1,270        5,748          2,003          150,000          1,317        150,000            711         150,000
5              1,270        7,368          3,571          150,000          2,496        150,000          1,584         150,000
6              1,270        9,070          5,310          150,000          3,735        150,000          2,449         150,000
7              1,270       10,857          7,234          150,000          5,029        150,000          3,302         150,000
8              1,270       12,734          9,362          150,000          6,381        150,000          4,140         150,000
9              1,270       14,704         11,716          150,000          7,792        150,000          4,963         150,000
10             1,270       16,773         14,318          150,000          9,265        150,000          5,770         150,000
15             1,270       28,775         34,612          150,000         20,143        150,000         12,051         150,000
20             1,270       44,093         63,860          150,000         30,107        150,000         15,006         150,000
Age 60         1,270      120,442        325,228          435,805         75,616        150,000         18,405         150,000
Age 65         1,270      161,086        544,235          663,966         98,345        150,000         15,980         150,000
Age 70         1,270      212,960        904,839        1,049,614        127,450        150,000          9,741         150,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                          12.00% (10.20% NET)             6.00% (4.20% NET)              0.00% (-1.80% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,270        1,334               0         150,000              0        150,000              0         150,000
2              1,270        2,734               0         150,000              0        150,000              0         150,000
3              1,270        4,204             525         150,000            134        150,000              0         150,000
4              1,270        5,748           1,924         150,000          1,248        150,000            652         150,000
5              1,270        7,368           3,473         150,000          2,414        150,000          1,515         150,000
6              1,270        9,070           5,191         150,000          3,638        150,000          2,371         150,000
7              1,270       10,857           7,090         150,000          4,916        150,000          3,213         150,000
8              1,270       12,734           9,191         150,000          6,251        150,000          4,041         150,000
9              1,270       14,704          11,514         150,000          7,645        150,000          4,854         150,000
10             1,270       16,773          14,083         150,000          9,099        150,000          5,651         150,000
15             1,270       28,775          34,136         150,000         19,857        150,000         11,872         150,000
20             1,270       44,093          62,933         150,000         29,611        150,000         14,710         150,000
Age 60         1,270      120,442         317,435         425,363         71,884        150,000         15,397         150,000
Age 65         1,270      161,086         527,971         644,125         91,404        150,000          9,481         150,000
Age 70         1,270      212,960         870,456       1,009,729        115,279        150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $1,092.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147              0         150,847              0         150,794              0         150,740
2              1,092        2,351              0         151,781              0         151,621              0         151,468
3              1,092        3,615              0         152,810              0         152,483              0         152,182
4              1,092        4,942          1,108         153,945            545         153,382             47         152,883
5              1,092        6,336          2,383         155,199          1,503         154,318            757         153,572
6              1,092        7,799          3,795         156,587          2,507         155,299          1,458         154,250
7              1,092        9,336          5,353         158,121          3,554         156,322          2,147         154,915
8              1,092       10,949          7,072         159,815          4,645         157,389          2,823         155,566
9              1,092       12,643          8,967         161,685          5,780         158,498          3,484         156,202
10             1,092       14,422         11,056         163,747          6,959         159,650          4,129         156,820
15             1,092       24,742         27,694         177,694         16,079         166,079          9,595         159,595
20             1,092       37,913         50,354         200,354         23,635         173,635         11,706         161,706
Age 60         1,092      103,561        247,379         397,379         53,310         203,310         12,028         162,028
Age 65         1,092      138,509        410,060         560,060         64,059         214,059          8,249         158,249
Age 70         1,092      183,112        676,755         826,755         72,930         222,930            605         150,605

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147               0         150,824             0        150,771               0         150,718
2              1,092        2,351               0         151,738             0        151,580               0         151,429
3              1,092        3,615               0         152,748             0        152,427               0         152,131
4              1,092        4,942           1,029         153,865           476        153,312               0         152,823
5              1,092        6,336           2,284         155,100         1,420        154,235             687         153,503
6              1,092        7,799           3,675         156,466         2,409        155,201           1,379         154,171
7              1,092        9,336           5,207         157,975         3,440        156,207           2,058         154,825
8              1,092       10,949           6,897         159,640         4,513        157,256           2,722         155,466
9              1,092       12,643           8,760         161,478         5,629        158,347           3,373         156,091
10             1,092       14,422          10,815         163,506         6,789        159,480           4,008         156,699
15             1,092       24,742          27,195         177,195        15,782        165,782           9,410         159,410
20             1,092       37,913          49,342         199,342        23,102        173,102          11,394         161,394
Age 60         1,092      103,561         237,011         387,011        48,179        198,179           8,759         158,759
Age 65         1,092      138,509         387,843         537,843        53,272        203,272           1,427         151,427
Age 70         1,092      183,112         630,119         780,119        50,963        200,963

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $4,005                            STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                PLANNED PREMIUMS                CURRENT                        CURRENT                        CURRENT
              ---------------------   ----------------------------   ----------------------------   ----------------------------
              TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF     ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR   OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------   ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             4,005         4,205           1,022         153,920           801         153,699            581         153,479
2             4,005         8,621           5,379         158,258         4,690         157,569          4,029         156,907
3             4,005        13,257          10,207         163,064         8,766         161,623          7,434         160,292
4             4,005        18,125          15,554         168,391        13,035         165,871         10,798         163,634
5             4,005        23,237          21,479         174,295        17,508         170,323         14,120         166,936
6             4,005        28,604          28,046         180,837        22,197         174,989         17,404         170,196
7             4,005        34,239          35,318         188,085        27,108         179,875         20,645         173,413
8             4,005        40,156          43,370         196,113        32,247         184,991         23,842         176,585
9             4,005        46,369          52,285         205,003        37,626         190,344         26,993         179,711
10            4,005        52,893          62,154         214,845        43,254         195,945         30,098         182,789
15            4,005        90,743         132,188         330,469        78,024         228,024         47,422         197,422
20            4,005       139,051         242,708         538,812       117,998         267,998         60,676         210,676
Age 60        4,005       379,819       1,218,263       1,632,473       306,468         456,468         90,912         240,912
Age 65        4,005       507,993       2,035,686       2,483,537       400,274         550,274         95,931         245,931
Age 70        4,005       671,579       3,381,609       3,922,666       514,168         664,168         96,533         246,533

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                PLANNED PREMIUMS               GUARANTEED                     GUARANTEED                     GUARANTEED
              ---------------------   ----------------------------   ----------------------------   ----------------------------
              TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF     ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR   OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------   ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             4,005         4,205             998         153,896           778         153,676            558         153,456
2             4,005         8,621           5,336         158,214         4,650         157,528          3,991         156,869
3             4,005        13,257          10,144         163,002         8,709         161,566          7,383         160,241
4             4,005        18,125          15,474         168,311        12,965         165,801         10,737         163,574
5             4,005        23,237          21,379         174,195        17,424         170,239         14,050         166,865
6             4,005        28,604          27,924         180,715        22,099         174,890         17,324         170,116
7             4,005        34,239          35,170         187,938        26,992         179,759         20,554         173,322
8             4,005        40,156          43,193         195,937        32,113         184,857         23,740         176,484
9             4,005        46,369          52,076         204,794        37,474         190,192         26,881         179,599
10            4,005        52,893          61,910         214,601        43,082         195,773         29,976         182,667
15            4,005        90,743         131,683         329,207        77,725         227,725         47,235         197,235
20            4,005       139,051         241,584         536,316       117,462         267,462         60,363         210,363
Age 60        4,005       379,819       1,199,476       1,607,298       301,352         451,352         87,646         237,646
Age 65        4,005       507,993       1,991,834       2,430,037       389,534         539,534         89,098         239,098
Age 70        4,005       671,579       3,280,767       3,805,690       492,332         642,332         82,879         232,879

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $2,904.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         250,000              0         250,000              0         250,000
2              2,904        6,251              0         250,000              0         250,000              0         250,000
3              2,904        9,613          1,919         250,000            949         250,000             53         250,000
4              2,904       13,142          5,443         250,000          3,761         250,000          2,271         250,000
5              2,904       16,849          9,323         250,000          6,683         250,000          4,438         250,000
6              2,904       20,740         13,564         250,000          9,693         250,000          6,530         250,000
7              2,904       24,827         18,224         250,000         12,809         250,000          8,565         250,000
8              2,904       29,117         23,341         250,000         16,028         250,000         10,532         250,000
9              2,904       33,622         29,009         250,000         19,398         250,000         12,474         250,000
10             2,904       38,353         35,246         250,000         22,882         250,000         14,346         250,000
15             2,904       65,797         83,099         250,000         47,846         250,000         28,258         250,000
20             2,904      100,825        152,882         250,000         70,527         250,000         34,121         250,000
Age 60         2,904      100,825        152,882         250,000         70,527         250,000         34,121         250,000
Age 65         2,904      145,529        270,797         330,372         97,531         250,000         37,094         250,000
Age 70         2,904      202,585        466,285         540,891        129,757         250,000         35,595         250,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049               0         250,000             0        250,000               0         250,000
2              2,904        6,251               0         250,000             0        250,000               0         250,000
3              2,904        9,613           1,085         250,000           182        250,000               0         250,000
4              2,904       13,142           4,229         250,000         2,676        250,000           1,303         250,000
5              2,904       16,849           7,655         250,000         5,231        250,000           3,180         250,000
6              2,904       20,740          11,390         250,000         7,851        250,000           4,976         250,000
7              2,904       24,827          15,465         250,000        10,537        250,000           6,693         250,000
8              2,904       29,117          19,918         250,000        13,287        250,000           8,329         250,000
9              2,904       33,622          24,793         250,000        16,105        250,000           9,884         250,000
10             2,904       38,353          30,127         250,000        18,982        250,000          11,346         250,000
15             2,904       65,797          70,925         250,000        39,504        250,000          22,336         250,000
20             2,904      100,825         127,312         250,000        54,309        250,000          23,163         250,000
Age 60         2,904      100,825         127,312         250,000        54,309        250,000          23,163         250,000
Age 65         2,904      145,529         223,119         272,205        67,620        250,000          17,264         250,000
Age 70         2,904      202,585         382,627         443,847        75,105        250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $3,820.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,820        4,011              0         250,000              0         250,000              0         250,000
2              3,820        8,223            732         250,000             97         250,000              0         250,000
3              3,820       12,645          5,135         250,000          3,816         250,000          2,598         250,000
4              3,820       17,288          9,981         250,000          7,681         250,000          5,641         250,000
5              3,820       22,163         15,328         250,000         11,714         250,000          8,634         250,000
6              3,820       27,282         21,203         250,000         15,889         250,000         11,545         250,000
7              3,820       32,658         27,681         250,000         20,233         250,000         14,390         250,000
8              3,820       38,301         34,820         250,000         24,746         250,000         17,160         250,000
9              3,820       44,228         42,736         250,000         29,476         250,000         19,900         250,000
10             3,820       50,450         51,473         250,000         34,393         250,000         22,565         250,000
15             3,820       86,552        116,758         250,000         67,733         250,000         40,367         250,000
20             3,820      132,628        216,480         290,083        101,406         250,000         50,062         250,000
Age 60         3,820      132,628        216,480         290,083        101,406         250,000         50,062         250,000
Age 65         3,820      191,433        382,717         466,915        143,273         250,000         57,008         250,000
Age 70         3,820      266,486        657,553         762,761        196,354         250,000         59,857         250,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,820        4,011               0         250,000             0        250,000               0         250,000
2              3,820        8,223             224         250,000             0        250,000               0         250,000
3              3,820       12,645           4,307         250,000         3,055        250,000           1,902         250,000
4              3,820       17,288           8,775         250,000         6,603        250,000           4,680         250,000
5              3,820       22,163          13,677         250,000        10,275        250,000           7,382         250,000
6              3,820       27,282          19,055         250,000        14,070        250,000          10,003         250,000
7              3,820       32,658          24,964         250,000        17,992        250,000          12,539         250,000
8              3,820       38,301          31,461         250,000        22,049        250,000          14,988         250,000
9              3,820       44,228          38,615         250,000        26,246        250,000          17,350         250,000
10             3,820       50,450          46,491         250,000        30,581        250,000          19,617         250,000
15             3,820       86,552         105,259         250,000        59,758        250,000          34,635         250,000
20             3,820      132,628         193,741         259,613        86,377        250,000          39,638         250,000
Age 60         3,820      132,628         193,741         259,613        86,377        250,000          39,638         250,000
Age 65         3,820      191,433         341,626         416,784       116,815        250,000          38,474         250,000
Age 70         3,820      266,486         582,301         675,469       151,498        250,000          25,983         250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $2,904.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         252,609              0         252,456              0         252,303
2              2,904        6,251              0         255,459              0         254,991              0         254,541
3              2,904        9,613          1,891         258,574            924         257,607             32         256,714
4              2,904       13,142          5,391         261,978          3,717         260,305          2,234         258,822
5              2,904       16,849          9,236         265,726          6,613         263,103          4,382         260,872
6              2,904       20,740         13,428         269,818          9,587         265,977          6,449         262,839
7              2,904       24,827         18,020         274,307         12,657         268,944          8,452         264,739
8              2,904       29,117         23,044         279,226         15,815         271,997         10,380         266,562
9              2,904       33,622         28,595         284,668         19,112         275,185         12,279         268,351
10             2,904       38,353         34,677         290,640         22,507         278,469         14,099         270,062
15             2,904       65,797         80,900         330,900         46,669         296,669         27,625         277,625
20             2,904      100,825        145,637         395,637         67,414         317,414         32,756         282,756
Age 60         2,904      100,825        145,637         395,637         67,414         317,414         32,756         282,756
Age 65         2,904      145,529        249,726         499,726         90,025         340,025         34,451         284,451
Age 70         2,904      202,585        417,092         667,092        112,752         362,752         30,938         280,938

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049               0         252,373             0        252,227               0         252,081
2              2,904        6,251               0         254,941             0        254,502               0         254,081
3              2,904        9,613           1,041         257,724           144        256,827               0         256,001
4              2,904       13,142           4,149         260,736         2,609        259,196           1,247         257,835
5              2,904       16,849           7,521         264,011         5,123        261,613           3,094         259,584
6              2,904       20,740          11,182         267,572         7,690        264,080           4,851         261,241
7              2,904       24,827          15,155         271,442        10,305        266,593           6,522         262,809
8              2,904       29,117          19,471         275,653        12,967        269,149           8,102         264,285
9              2,904       33,622          24,166         280,238        15,674        271,747           9,591         265,664
10             2,904       38,353          29,265         285,228        18,416        274,378          10,975         266,938
15             2,904       65,797          67,458         317,458        37,670        287,670          21,366         271,366
20             2,904      100,825         115,520         365,520        49,396        299,396          21,110         271,110
Age 60         2,904      100,825         115,520         365,520        49,396        299,396          21,110         271,110
Age 65         2,904      145,529         186,379         436,379        55,921        305,921          13,661         263,661
Age 70         2,904      202,585         288,138         538,138        49,587        299,587

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $11,040.00                        STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              11,040      11,592           4,326         261,191         3,706         260,571          3,086         259,951
2              11,040      23,764          16,777         273,552        14,832         271,607         12,963         269,738
3              11,040      36,544          30,542         287,224        26,463         283,145         22,693         279,376
4              11,040      49,963          45,760         302,348        38,621         295,208         32,280         288,867
5              11,040      64,053          62,598         319,088        51,339         307,829         41,731         298,221
6              11,040      78,848          81,192         337,582        64,609         320,999         51,014         307,404
7              11,040      94,382         101,749         358,036        78,472         334,759         60,147         316,434
8              11,040     110,693         124,468         380,650        92,943         349,125         69,118         325,301
9              11,040     127,820         149,630         405,702       108,097         364,170         77,975         334,047
10             11,040     145,803         177,446         433,408       123,917         379,880         86,668         342,631
15             11,040     250,139         373,165         623,165       219,736         469,736        133,316         383,316
20             11,040     383,301         687,875         937,875       331,048         581,048        169,572         419,572
Age 60         11,040     383,301         687,875         937,875       331,048         581,048        169,572         419,572
Age 65         11,040     553,253       1,210,419       1,476,712       468,562         718,562        200,871         450,871
Age 70         11,040     770,159       2,074,994       2,406,993       636,553         886,553        225,188         475,188

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              11,040      11,592           4,090         260,955         3,477        260,342           2,864         259,729
2              11,040      23,764          16,257         273,032        14,342        271,117          12,501         269,276
3              11,040      36,544          29,686         286,369        25,678        282,360          21,975         278,658
4              11,040      49,963          44,506         301,094        37,502        294,089          31,283         287,871
5              11,040      64,053          60,868         317,358        49,837        306,327          40,428         296,918
6              11,040      78,848          78,927         335,317        62,697        319,087          49,401         305,791
7              11,040      94,382          98,862         355,150        76,103        332,390          58,199         314,487
8              11,040     110,693         120,871         377,054        90,075        346,257          66,821         323,004
9              11,040     127,820         145,175         401,248       104,637        360,710          75,266         331,338
10             11,040     145,803         172,006         427,969       119,804        375,766          83,521         339,483
15             11,040     250,139         359,690         609,690       210,715        460,715         127,028         377,028
20             11,040     383,301         657,743         907,743       313,022        563,022         157,906         407,906
Age 60         11,040     383,301         657,743         907,743       313,022        563,022         157,906         407,906
Age 65         11,040     553,253       1,147,227       1,399,617       434,497        684,497         180,064         430,064
Age 70         11,040     770,159       1,945,867       2,257,206       573,556        823,556         188,254         438,254

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

                     NOTICE TO PENNSYLVANIA CONTRACT OWNERS

Contracts issued in the state of Pennsylvania or issued to Pennsylvania residents have different charges and deductions detailed below. In addition, because of the different charges, Pennsylvania contract owners should refer to the following hypothetical illustrations instead of the hypothetical illustrations detailed in Appendix A.

ANNUAL INSURANCE CHARGE

For contracts issued in Pennsylvania, there is an additional annual insurance charge of 0.20%, deducted monthly and in proportion to the values in your various subaccounts and the General Account. Although Pennsylvania contracts are assessed this charge, these contracts benefit from an additional reduction in the risk charge. See the "Risk Charge" section below for more detailed information.

RISK CHARGE

Your accumulation value in VAR, but not your accumulation value in the general account, will also be subject to a risk charge, deducted in proportion to the value in your various subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the contract.

Your risk charge will be reduced based upon your contract accumulation value. For Pennsylvania contracts, the risk charge is assessed at a daily rate of 0.0020471%,which corresponds to an annual rate of 0.75%. The risk charge on Pennsylvania contracts is reduced to approximately 0.0006841% or an approximate annual rate of 0.25% against each of the variable subaccounts for the amount in excess of four times the indicated premium and assessed at an approximate rate of 0.0002738% or an annual rate of approximately 0.10% against each of the variable subaccounts for amounts in excess of eight times the indicated premium. The indicated premium is indicated on page 6A of your policy.

MAXIMUM SURRENDER CHARGE

From accumulation value we deduct surrender charges in the event of full surrender, certain partial surrenders and decreases in stated amount. These surrender charges apply during the first 15 contract years following the contract date and the date of any increase in stated amount. Surrender charges vary according to your age, sex, underwriting classification and the length of time you have held your contract. See the specification pages of your policy for more detailed information. Listed below are the maximum surrender charges per $1,000 of stated amount applicable to the contract.

               MALE                 FEMALE
        -------------------   -------------------
 AGE    NON-SMOKER   SMOKER   NON-SMOKER   SMOKER
 ---    ----------   ------   ----------   ------
0-20      $15.19     $17.08     $14.29     $15.20
21-30      17.99      20.99      16.79      18.32
31-40      23.42      28.69      21.24      23.82
41-50      33.37      42.29      28.92      32.83
51-60      52.22      58.51      42.96      48.40
61-70      58.33      58.34      58.30      58.43
71-80      57.73      57.79      57.87      57.87

HYPOTHETICAL ILLUSTRATIONS

The following pages are hypothetical illustrations for Pennsylvania contracts only.

FORM 5514

                    ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS AND ACCUMULATED PREMIUMS.

The following tables help to show how contract values change with investment performance. The tables illustrate how the death benefit of a contract of an insured of a given age and the cash surrender value (reflecting the deduction of sales load) would vary over time if the return on the assets held in the Funds was a constant, gross, after-tax, annual rate of 0%, 6% or 12%. Because of compounding, the death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 6%, or 12%, but fluctuated over and under those averages throughout the years.


The amounts shown for the death benefit and cash surrender value as of each contract year show that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax returns on Fund assets. This is because certain fees and charges are deducted from the gross return. They are the daily investment management fees incurred by the Funds and the other expenses of operating the Funds. Although the actual amounts may vary, the average is 1.03% of the value of the average daily net assets of the Funds to which contract values may be allocated. This average takes into account the waivers and reimbursements detailed in the Charges and Deductions section of the prospectus. These waivers and reductions may be terminated in future years. If the waivers and/or reductions are terminated, the average fund expenses may increase, as may the underlying cost of the contract. The daily charge to VAR for assuming mortality and expense risks is equivalent to an annual charge of 0.75%. Based on your contract cash value, your charges may be less. Gross annual rates of return of 0%, 6%, and 12% produce average net annual rates of return for all Funds of approximately -1.78%, 4.22%, and 10.22%.


Each page of illustrations includes two tables. The top table shows the death benefits and cash surrender values assuming we assess current contract charges ("current tables"). Current charges are not guaranteed and may be changed. The lower table shows the death benefits and cash surrender values assuming we assess the maximum contract charges allowable.

The tables assume a premium tax deduction of 2.00% (the charge deducted from your contract will reflect premium taxes in your jurisdiction), that no portion of your net premiums have been allocated to the general account and that planned premiums are paid on the first day of each contract year. The tables also assume that you have made no transfers, partial surrenders, loans, changes in death benefit option or changes in stated amount. Additionally, the tables assume that there are no optional insurance benefits and the current tables assume that our current cost of insurance charges will not be changed. Finally, the tables reflect the fact that no charges for federal, state or local taxes are made now against VAR. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

Below is a list of the sample illustrations presented on the following pages of this prospectus. Upon request, we will furnish a comparable illustration based on your age, sex, risk class, death benefit plan, stated amount and planned premium.

                            VARI-VEST ASSET BUILDER

AGE   DEATH BENEFIT PLAN    PLANNED PREMIUM    STATED AMOUNT       RISK CLASS        PAGE
---   ------------------    ---------------    -------------       ----------        ----
25          Plan A           1,092  (Minimum)    $ 150,000          Nonsmoker        P-3
25          Plan A           1,270                 150,000          Nonsmoker        P-4
25          Plan B           1,092  (Minimum)      150,000          Nonsmoker        P-5
25          Plan B           4,005                 150,000          Nonsmoker        P-6
40          Plan A           2,904  (Minimum)      250,000     Preferred Nonsmoker   P-7
40          Plan A           3,820                 250,000     Preferred Nonsmoker   P-8
40          Plan B           2,904  (Minimum)      250,000     Preferred Nonsmoker   P-9
40          Plan B          11,040                 250,000     Preferred Nonsmoker   P-10

HYPOTHETICAL HISTORICAL ILLUSTRATIONS

We may produce hypothetical illustrations of the contract (such as those listed above) based upon the actual historical investment performance (total return) of the Funds from the inception of each Fund or one-, five- and ten-year periods. Such illustrations reflect all contract and subsequent charges, including the cost of insurance (specific to the age, sex, stated amount, risk classification and type of death benefit), planned premium, premium tax, risk charge, sales load, administration charge and surrender charge for the contract being illustrated. We will also provide individualized illustrations upon request. Being based upon past performance, neither hypothetical illustrations nor other performance data indicate future performance.

FORM 5514

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,092.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             1,092        1,147              0         150,000              0         150,000              0         150,000
2             1,092        2,351              0         150,000              0         150,000              0         150,000
3             1,092        3,615            354         150,000             30         150,000              0         150,000
4             1,092        4,942          1,486         150,000            929         150,000            436         150,000
5             1,092        6,336          2,737         150,000          1,866         150,000          1,128         150,000
6             1,092        7,799          4,123         150,000          2,848         150,000          1,810         150,000
7             1,092        9,336          5,652         150,000          3,872         150,000          2,480         150,000
8             1,092       10,949          7,342         150,000          4,941         150,000          3,139         150,000
9             1,092       12,643          9,206         150,000          6,052         150,000          3,781         150,000
10            1,092       14,422         11,264         150,000          7,208         150,000          4,408         150,000
15            1,092       24,742         27,458         150,000         15,925         150,000          9,492         150,000
20            1,092       37,913         50,234         150,000         23,532         150,000         11,627         150,000
Age 60        1,092      103,561        253,230         339,328         56,123         150,000         12,554         150,000
Age 65        1,092      138,509        422,071         514,927         70,916         150,000          9,208         150,000
Age 70        1,092      183,112        698,680         810,468         88,282         150,000          1,896         150,000


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             1,092        1,147              0         150,000              0         150,000              0         150,000
2             1,092        2,351              0         150,000              0         150,000              0         150,000
3             1,092        3,615            293         150,000              0         150,000              0         150,000
4             1,092        4,942          1,408         150,000            860         150,000            376         150,000
5             1,092        6,336          2,640         150,000          1,785         150,000          1,060         150,000
6             1,092        7,799          4,005         150,000          2,752         150,000          1,733         150,000
7             1,092        9,336          5,509         150,000          3,760         150,000          2,392         150,000
8             1,092       10,949          7,171         150,000          4,812         150,000          3,041         150,000
9             1,092       12,643          9,005         150,000          5,905         150,000          3,673         150,000
10            1,092       14,422         11,030         150,000          7,043         150,000          4,290         150,000
15            1,092       24,742         26,983         150,000         15,640         150,000          9,314         150,000
20            1,092       37,913         49,300         150,000         23,033         150,000         11,330         150,000
Age 60        1,092      103,561        246,085         329,754         52,026         150,000          9,454         150,000
Age 65        1,092      138,509        407,712         497,409         62,804         150,000          2,489         150,000
Age 70        1,092      183,112        669,304         776,393         72,525         150,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past of future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

FORM 5514

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,270.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,270        1,334              0          150,000             0         150,000              0         150,000
2              1,270        2,734              0          150,000             0         150,000              0         150,000
3              1,270        4,204            972          150,000           581         150,000            221         150,000
4              1,270        5,748          2,355          150,000         1,679         150,000          1,082         150,000
5              1,270        7,368          3,887          150,000         2,829         150,000          1,930         150,000
6              1,270        9,070          5,583          150,000         4,033         150,000          2,768         150,000
7              1,270       10,857          7,457          150,000         5,290         150,000          3,592         150,000
8              1,270       12,734          9,530          150,000         6,602         150,000          4,402         150,000
9              1,270       14,704         11,820          150,000         7,970         150,000          5,195         150,000
10             1,270       16,773         14,351          150,000         9,397         150,000          5,970         150,000
15             1,270       28,775         33,807          150,000        19,681         150,000         11,780         150,000
20             1,270       44,093         62,097          150,000        29,295         150,000         14,612         150,000
Age 60         1,270      120,442        312,295          418,475        72,451         150,000         17,598         150,000
Age 65         1,270      161,086        520,197          634,640        93,566         150,000         15,025         150,000
Age 70         1,270      212,960        860,797          998,525       120,190         150,000          8,630         150,000


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

12.00% (10.22% NET)             6.00% (4.22% NET)            00.00% (-1.78% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,270        1,334              0         150,000              0         150,000              0         150,000
2              1,270        2,734              0         150,000              0         150,000              0         150,000
3              1,270        4,204            911         150,000            526         150,000            171         150,000
4              1,270        5,748          2,277         150,000          1,611         150,000          1,023         150,000
5              1,270        7,368          3,790         150,000          2,747         150,000          1,861         150,000
6              1,270        9,070          5,464         150,000          3,937         150,000          2,690         150,000
7              1,270       10,857          7,314         150,000          5,177         150,000          3,504         150,000
8              1,270       12,734          9,360         150,000          6,473         150,000          4,304         150,000
9              1,270       14,704         11,620         150,000          7,823         150,000          5,087         150,000
10             1,270       16,773         14,117         150,000          9,232         150,000          5,852         150,000
15             1,270       28,775         33,335         150,000         19,398         150,000         11,603         150,000
20             1,270       44,093         61,181         150,000         28,804         150,000         14,318         150,000
Age 60         1,270      120,442        304,741         408,353         68,702         150,000         14,594         150,000
Age 65         1,270      161,086        504,542         615,541         86,514         150,000          8,530         150,000
Age 70         1,270      212,960        827,915         960,382        107,563         150,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

FORM 5514

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $1,092.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

    12.00% (10.22% NET)         6.00% (4.22% NET)         0.00% (-1.78% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147              0         150,838              0         150,785              0         150,732
2              1,092        2,351              0         151,760              0         151,602              0         151,450
3              1,092        3,615            345         152,774             22         152,451              0         152,153
4              1,092        4,942          1,471         153,889            916         153,334            425         152,843
5              1,092        6,336          2,714         155,120          1,847         154,253          1,113         153,519
6              1,092        7,799          4,087         156,480          2,821         155,213          1,789         154,182
7              1,092        9,336          5,602         157,981          3,835         156,214          2,453         154,832
8              1,092       10,949          7,272         159,636          4,891         157,255          3,103         155,467
9              1,092       12,643          9,111         161,460          5,987         158,336          3,737         156,086
10             1,092       14,422         11,138         163,471          7,125         159,458          4,354         156,687
15             1,092       24,742         27,015         177,015         15,689         165,689          9,366         159,366
20             1,092       37,913         48,892         198,892         22,956         172,956         11,375         161,375
Age 60         1,092      103,561        236,493         386,493         50,884         200,884         11,397         161,397
Age 65         1,092      138,509        389,794         539,794         60,601         210,601          7,544         157,544
Age 70         1,092      183,112        639,527         789,527         68,114         218,114


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

    12.00% (10.22% NET)         6.00% (4.22% NET)         0.00% (-1.78% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147              0         150,814              0         150,762              0         150,710
2              1,092        2,351              0         151,717              0         151,561              0         151,412
3              1,092        3,615            284         152,712              0         152,395              0         152,103
4              1,092        4,942          1,392         153,810            847         153,265            365         152,783
5              1,092        6,336          2,615         155,021          1,765         154,171          1,044         153,450
6              1,092        7,799          3,968         156,360          2,724         155,116          1,711         154,104
7              1,092        9,336          5,456         157,835          3,721         156,100          2,364         154,743
8              1,092       10,949          7,098         159,462          4,760         157,124          3,004         155,368
9              1,092       12,643          8,907         161,256          5,838         158,187          3,627         155,976
10             1,092       14,422         10,899         163,232          6,957         159,289          4,234         156,567
15             1,092       24,742         26,523         176,523         15,395         165,395          9,183         159,183
20             1,092       37,913         47,894         197,894         22,430         172,430         11,066         161,066
Age 60         1,092      103,561        226,295         376,295         45,803         195,803          8,148         158,148
Age 65         1,092      138,509        367,955         517,955         49,917         199,917            780         150,780
Age 70         1,092      183,112        593,724         743,724         46,365         196,365


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

FORM 5514

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $4,005.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             4,005        4,205           1,434         153,885         1,215         153,666            997         153,448
2             4,005        8,621           5,737         158,178         5,055         157,496          4,400         156,840
3             4,005       13,257          10,501         162,929         9,074         161,503          7,757         160,185
4             4,005       18,125          15,772         168,190        13,280         165,698         11,067         163,485
5             4,005       23,237          21,608         174,014        17,683         170,089         14,335         166,741
6             4,005       28,604          28,069         180,462        22,294         174,687         17,561         169,954
7             4,005       34,239          35,219         187,598        27,118         179,497         20,741         173,120
8             4,005       40,156          43,130         195,494        32,164         184,528         23,875         176,239
9             4,005       46,369          51,879         204,228        37,438         189,787         26,961         179,310
10            4,005       52,893          61,556         213,889        42,951         195,283         29,998         182,330
15            4,005       90,743         129,783         324,457        76,665         226,665         46,641         196,641
20            4,005      139,051         237,398         527,025       115,558         265,558         59,527         209,527
Age 60        4,005      379,819       1,176,367       1,576,332       296,759         446,759         88,473         238,473
Age 65        4,005      507,993       1,956,550       2,386,992       385,903         535,903         93,039         243,039
Age 70        4,005      671,579       3,234,701       3,752,253       493,347         643,347         93,202         243,202


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                  PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
                --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF       TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY       ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR        OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------       ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1               4,005        4,205           1,411         153,862         1,193         153,644            975         153,426
2               4,005        8,621           5,694         158,134         5,014         157,455          4,362         156,802
3               4,005       13,257          10,438         162,867         9,018         161,446          7,706         160,134
4               4,005       18,125          15,692         168,110        13,210         165,628         11,007         163,425
5               4,005       23,237          21,508         173,914        17,599         170,005         14,265         166,671
6               4,005       28,604          27,948         180,340        22,196         174,588         17,481         169,874
7               4,005       34,239          35,072         187,451        27,002         179,381         20,650         173,029
8               4,005       40,156          42,954         195,318        32,031         184,395         23,774         176,138
9               4,005       46,369          51,672         204,021        37,286         189,635         26,849         179,198
10              4,005       52,893          61,314         213,647        42,780         195,112         29,876         182,208
15              4,005       90,743         129,284         323,209        76,368         226,368         46,456         196,456
20              4,005      139,051         236,294         524,573       115,028         265,028         59,216         209,216
Age 60          4,005      379,819       1,158,223       1,552,019       291,686         441,686         85,227         235,227
Age 65          4,005      507,993       1,914,409       2,335,579       375,257         525,257         86,247         236,247
Age 70          4,005      671,579       3,138,266       3,640,388       471,714         621,714         79,633         229,633


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

FORM 5514

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $2,904.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         250,000              0         250,000              0         250,000
2              2,904        6,251              0         250,000              0         250,000              0         250,000
3              2,904        9,613          2,763         250,000          1,804         250,000            920         250,000
4              2,904       13,142          6,198         250,000          4,539         250,000          3,068         250,000
5              2,904       16,849          9,979         250,000          7,377         250,000          5,165         250,000
6              2,904       20,740         14,108         250,000         10,297         250,000          7,184         250,000
7              2,904       24,827         18,640         250,000         13,316         250,000          9,143         250,000
8              2,904       29,117         23,610         250,000         16,427         250,000         11,029         250,000
9              2,904       33,622         29,115         250,000         19,682         250,000         12,889         250,000
10             2,904       38,353         35,172         250,000         23,048         250,000         14,681         250,000
15             2,904       65,797         81,139         250,000         46,726         250,000         27,604         250,000
20             2,904      100,825        148,553         250,000         68,540         250,000         33,163         250,000
Age 60         2,904      100,825        148,553         250,000         68,540         250,000         33,163         250,000
Age 65         2,904      145,529        261,956         319,587         94,248         250,000         35,807         250,000
Age 70         2,904      202,585        449,194         521,065        124,511         250,000         33,952         250,000


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         250,000              0         250,000              0         250,000
2              2,904        6,251              0         250,000              0         250,000              0         250,000
3              2,904        9,613          1,931         250,000          1,040         250,000            220         250,000
4              2,904       13,142          4,988         250,000          3,458         250,000          2,104         250,000
5              2,904       16,849          8,318         250,000          5,931         250,000          3,913         250,000
6              2,904       20,740         11,944         250,000          8,464         250,000          5,637         250,000
7              2,904       24,827         15,897         250,000         11,055         250,000          7,281         250,000
8              2,904       29,117         20,207         250,000         13,702         250,000          8,839         250,000
9              2,904       33,622         24,924         250,000         16,408         250,000         10,314         250,000
10             2,904       38,353         30,084         250,000         19,171         250,000         11,698         250,000
15             2,904       65,797         69,046         250,000         38,433         250,000         21,720         250,000
20             2,904      100,825        123,150         250,000         52,414         250,000         22,264         250,000
Age 60         2,904      100,825        123,150         250,000         52,414         250,000         22,264         250,000
Age 65         2,904      145,529        214,365         261,525         64,466         250,000         16,074         250,000
Age 70         2,904      202,585        366,277         424,882         69,925         250,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

FORM 5514

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $3,820.00                     STATED AMOUNT INCLUDES CASH VALUE

SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,820        4,011              0         250,000              0         250,000              0         250,000
2              3,820        8,223          1,633         250,000          1,004         250,000            400         250,000
3              3,820       12,645          5,945         250,000          4,642         250,000          3,439         250,000
4              3,820       17,288         10,685         250,000          8,415         250,000          6,401         250,000
5              3,820       22,163         15,913         250,000         12,349         250,000          9,312         250,000
6              3,820       27,282         21,652         250,000         16,417         250,000         12,137         250,000
7              3,820       32,658         27,976         250,000         20,644         250,000         14,893         250,000
8              3,820       38,301         34,938         250,000         25,028         250,000         17,568         250,000
9              3,820       44,228         42,654         250,000         29,621         250,000         20,210         250,000
10             3,820       50,450         51,168         250,000         34,396         250,000         22,781         250,000
15             3,820       86,552        114,211         250,000         66,282         250,000         39,520         250,000
20             3,820      132,628        210,864         282,557         98,817         250,000         48,822         250,000
Age 60         3,820      132,628        210,864         282,557         98,817         250,000         48,822         250,000
Age 65         3,820      191,433        371,320         453,010        138,953         250,000         55,329         250,000
Age 70         3,820      266,486        635,266         736,909        189,369         250,000         57,686         250,000


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,820        4,011              0         250,000              0         250,000              0         250,000
2              3,820        8,223          1,126         250,000            525         250,000              0         250,000
3              3,820       12,645          5,120         250,000          3,883         250,000          2,744         250,000
4              3,820       17,288          9,483         250,000          7,340         250,000          5,442         250,000
5              3,820       22,163         14,269         250,000         10,915         250,000          8,064         250,000
6              3,820       27,282         19,513         250,000         14,605         250,000         10,601         250,000
7              3,820       32,658         25,270         250,000         18,412         250,000         13,049         250,000
8              3,820       38,301         31,594         250,000         22,343         250,000         15,405         250,000
9              3,820       44,228         38,551         250,000         26,405         250,000         17,673         250,000
10             3,820       50,450         46,209         250,000         30,601         250,000         19,847         250,000
15             3,820       86,552        102,773         250,000         58,344         250,000         33,812         250,000
20             3,820      132,628        188,175         252,154         83,846         250,000         38,434         250,000
Age 60         3,820      132,628        188,175         252,154         83,846         250,000         38,434         250,000
Age 65         3,820      191,433        330,611         403,345        112,528         250,000         36,842         250,000
Age 70         3,820      266,486        561,247         651,047        144,290         250,000         23,848         250,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

FORM 5514

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $2,904.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         252,584              0         252,433              0         252,281
2              2,904        6,251              0         255,401              0         254,938              0         254,493
3              2,904        9,613          2,736         258,473          1,780         257,518            899         256,636
4              2,904       13,142          6,146         261,824          4,495         260,173          3,032         258,710
5              2,904       16,849          9,894         265,506          7,309         262,921          5,110         260,723
6              2,904       20,740         13,974         269,519         10,193         265,738          7,104         262,649
7              2,904       24,827         18,439         273,914         13,166         268,641          9,032         264,507
8              2,904       29,117         23,319         278,724         16,218         271,623         10,880         266,285
9              2,904       33,622         28,708         284,038         19,401         274,731         12,697         268,027
10             2,904       38,353         34,614         289,864         22,679         277,929         14,439         269,689
15             2,904       65,797         78,991         328,991         45,576         295,576         26,985         276,985
20             2,904      100,825        141,512         391,512         65,514         315,514         31,835         281,835
Age 60         2,904      100,825        141,512         391,512         65,514         315,514         31,835         281,835
Age 65         2,904      145,529        241,381         491,381         86,987         336,987         33,250         283,250
Age 70         2,904      202,585        400,870         650,870        108,154         358,154         29,477         279,477


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         252,348              0         252,204              0         252,059
2              2,904        6,251              0         254,884              0         254,450              0         254,034
3              2,904        9,613          1,888         257,626          1,003         256,740            187         255,924
4              2,904       13,142          4,909         260,587          3,391         259,069          2,049         257,726
5              2,904       16,849          8,187         263,799          5,825         261,438          3,828         259,441
6              2,904       20,740         11,739         267,284          8,305         263,850          5,515         261,060
7              2,904       24,827         15,591         271,066         10,828         266,303          7,113         262,588
8              2,904       29,117         19,768         275,173         13,388         268,793          8,616         264,021
9              2,904       33,622         24,308         279,638         15,986         271,316         10,027         265,357
10             2,904       38,353         29,240         284,490         18,616         273,866         11,336         266,586
15             2,904       65,797         65,667         315,667         36,646         286,646         20,776         270,776
20             2,904      100,825        111,722         361,722         47,655         297,655         20,283         270,283
Age 60         2,904      100,825        111,722         361,722         47,655         297,655         20,283         270,283
Age 65         2,904      145,529        178,861         428,861         53,223         303,223         12,639         262,639
Age 70         2,904      202,585        273,872         523,872         45,677         295,677


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

FORM 5514

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $11,040.00                        STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

   12.00% (10.22% NET)         6.00% (4.22% NET)         00.00% (-1.78% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             11,040      11,592           5,241         261,096         4,625          260,480         4,011          259,866
2             11,040      23,764          17,534         273,331        15,607          271,405        13,755          269,553
3             11,040      36,544          31,113         286,850        27,075          282,813        23,343          279,081
4             11,040      49,963          46,112         301,790        39,050          294,727        32,777          288,454
5             11,040      64,053          62,696         318,308        51,567          307,180        42,070          297,682
6             11,040      78,848          80,994         336,539        64,615          320,160        51,187          306,732
7             11,040      94,382         101,207         356,682        78,234          333,709        60,147          315,622
8             11,040     110,693         123,522         378,927        92,434          347,839        68,935          324,340
9             11,040     127,820         148,216         403,546       107,291          362,621        77,602          332,932
10            11,040     145,803         175,495         430,745       122,790          378,040        86,105          341,355
15            11,040     250,139         366,414         616,414       215,946          465,946       131,143          381,143
20            11,040     383,301         672,740         922,740       324,243          574,243       166,374          416,374
Age 60        11,040     383,301         672,740         922,740       324,243          574,243       166,374          416,374
Age 65        11,040     553,253       1,178,750       1,438,075       457,266          707,266       196,550          446,550
Age 70        11,040     770,159       2,011,977       2,333,893       618,750          868,750       219,680          469,680


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

    12.00% (10.22% NET)         6.00% (4.22% NET)         0.00% (-1.78% NET)

                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


                PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             11,040      11,592           5,004         260,859         4,396          260,251         3,789          259,644
2             11,040      23,764          17,014         272,812        15,118          270,915        13,295          269,092
3             11,040      36,544          30,259         285,996        26,292          282,029        22,626          278,364
4             11,040      49,963          44,861         300,538        37,933          293,611        31,782          287,460
5             11,040      64,053          60,971         316,583        50,069          305,682        40,769          296,382
6             11,040      78,848          78,737         334,282        62,710          318,255        49,578          305,123
7             11,040      94,382          98,331         353,806        75,873          331,348        58,205          313,680
8             11,040     110,693         119,941         375,346        89,577          344,982        66,646          322,051
9             11,040     127,820         143,782         399,112       103,846          359,176        74,904          330,234
10            11,040     145,803         170,084         425,334       118,696          373,946        82,970          338,220
15            11,040     250,139         353,042         603,042       206,984          456,984       124,890          374,890
20            11,040     383,301         642,909         892,909       306,363          556,363       154,782          404,782
Age 60        11,040     383,301         642,909         892,909       306,363          556,363       154,782          404,782
Age 65        11,040     553,253       1,116,297       1,366,297       423,522          673,522       175,887          425,887
Age 70        11,040     770,159       1,885,089       2,186,704       556,415          806,415       183,015          433,015


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

FORM 5514

                                   PROSPECTUS

                            VARI-VEST ASSET BUILDER
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                        OHIO NATIONAL VARIABLE ACCOUNT R

                               One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone (800) 366-6654

This prospectus describes a flexible premium variable life insurance contract (the "contract") offered through Ohio National Variable Account R ("VAR"), a separate account of ours. We are Ohio National Life Assurance Corporation, a subsidiary of The Ohio National Life Insurance Company ("Ohio National Life").

The contract has a minimum stated amount of $50,000 and a surrender charge which is deducted from accumulation value upon surrender, lapse, partial surrender or a decrease in stated amount during the first fifteen contract years. Because of the substantial nature of the surrender charge, the contract is not suitable for short term investment purposes. The contract generally will not be issued to a person over age 80.

The contract is "flexible" because, subject to certain restrictions, it permits you to:

- adjust the timing and amount of your premium payments,

- direct net premiums to one or more of the subaccounts of the variable account or to the general account,

- choose from two death benefit plans, and

- increase or decrease the level of death benefits under such plans.

The contract is "variable" because the value of the contract will change with the performance of the investments selected. The flexible and variable features of the contract give you the opportunity to meet your changing life insurance needs and to adjust to changing economic conditions within the framework of a single insurance policy. For this reason, it may not be to your advantage to purchase a contract as a means of obtaining additional insurance if you already own another flexible premium variable life insurance policy.

The contract provides life insurance coverage to age 100. You may choose either a level or variable death benefit plan. The level plan provides a fixed benefit (the "stated amount") to be paid on the death of the insured. The level plan contract operates in a manner similar to a whole life insurance policy, except that its accumulation value varies with investment performance. The variable plan contract provides a death benefit equal to the sum of the stated amount and the contract's accumulation value. Accordingly, the variable plan death benefit generally varies dollar for dollar with the contract's accumulation value. Under either plan, we insure the death benefit against adverse investment performance by guaranteeing that the death benefit will never be less than the contract's stated amount, provided you pay the Minimum Premium.

When you purchase a contract, you will be required to pay an initial premium. You must pay the minimum premium described in your contract to keep the death benefit guarantee in effect.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. IT SHOULD BE ACCOMPANIED BY THE CURRENT FUND PROSPECTUSES.

ATTENTION PENNSYLVANIA RESIDENTS AND CONTRACTHOLDERS, THIS PROSPECTUS MUST BE ACCOMPANIED BY THE PENNSYLVANIA SUPPLEMENT, WHICH IS A DESCRIPTION OF THE DIFFERENT CHARGES APPLICABLE TO CONTRACTS SOLD OR SOLICITED IN PENNSYLVANIA.


                                 AUGUST 1, 2002


FORM 5514

The contract affords you substantial flexibility with your premium payments. You may adopt a planned premium schedule that indicates the level of your intended payments. The planned premium will fall somewhere between the minimum and maximum permitted by the Code. The exact amount of your planned premium will depend upon your objectives and your estimate of long-term investment performance. You will find the minimum and planned premiums on the specification page of your contract. If you do not pay premiums, at least as great as the minimum premium required to keep the death benefit guarantee in effect, the contract will remain in force only as long as the cash surrender value (less any contract indebtedness) will pay the next monthly deduction for contract charges.

You may allocate your contract values among up to 10 of the investment accounts we offer. Each of the variable subaccounts invests in a corresponding Fund. The available Funds are listed below. The Fund portfolios are described in the accompanying Fund prospectuses. Your contract's accumulation value will reflect the investment performance of the subaccounts you select and is not guaranteed.

Should the need arise, you may obtain access to the cash surrender value of your contract after the first contract year through loans or, after the first contract year, partial surrenders, without terminating your insurance coverage. In addition, you may surrender your contract at any time and receive its cash surrender value.

                                AVAILABLE FUNDS


OHIO NATIONAL FUND, INC.                       ADVISER (SUBADVISER)
Equity Portfolio                               (Legg Mason Funds Management, Inc.)
Money Market Portfolio                         Ohio National Investments, Inc.
Bond Portfolio                                 Ohio National Investments, Inc.
Omni Portfolio (a flexible portfolio           Ohio National Investments, Inc.
fund)                                          (Federated Global Investment Management
International Portfolio                        Corp.)
International Small Company Portfolio          (Federated Global Investment Management
Capital Appreciation Portfolio                 Corp.)
Discovery Portfolio*                           (Jennison Associates, LLC)
Aggressive Growth Portfolio                    (Founders Asset Management LLC)
Core Growth Portfolio                          (Janus Capital Management LLC)
Growth & Income Portfolio                      (Pilgrim Baxter & Associates, Ltd.)
Capital Growth Portfolio                       (RS Investment Management, Co. LLC)
S&P 500 Index Portfolio                        (RS Investment Management, Co. LLC)
Social Awareness Portfolio                     Ohio National Investments, Inc.
High Income Bond Portfolio                     Ohio National Investments, Inc.
Equity Income Portfolio                        (Federated Investment Counseling)
Blue Chip Portfolio                            (Federated Investment Counseling)
Nasdaq 100 Index Portfolio                     (Federated Investment Counseling)
Bristol Portfolio                              Ohio National Investments, Inc.
Bryton Growth Portfolio                        (Suffolk Capital Management, LLC)
                                               (Suffolk Capital Management, LLC)

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Goldman Sachs Growth and Income Fund           Goldman Sachs Asset Management
Goldman Sachs CORE U.S. Equity Fund            Goldman Sachs Asset Management
Goldman Sachs Capital Growth Fund              Goldman Sachs Asset Management

JANUS ASPEN SERIES
Growth Portfolio                               Janus Capital Management LLC
International Growth Portfolio                 Janus Capital Management LLC
Worldwide Growth Portfolio                     Janus Capital Management LLC
Balanced Portfolio                             Janus Capital Management LLC


FORM 5514


J.P. MORGAN SERIES TRUST II
J.P. Morgan Small Company Portfolio            Robert Fleming, Inc.
J.P. Morgan Mid Cap Value Portfolio            J.P. Morgan Investment Management Inc.

LAZARD RETIREMENT SERIES, INC.
Small Cap Portfolio                            Lazard Asset Management
Emerging Markets Portfolio                     Lazard Asset Management

MFS VARIABLE INSURANCE TRUST (SERVICE CLASS)
MFS Investors Growth Stock Series              Massachusetts Financial Services Company
MFS Mid Cap Growth Series                      Massachusetts Financial Services Company
MFS New Discovery Series                       Massachusetts Financial Services Company
MFS Total Return Series                        Massachusetts Financial Services Company

STRONG VARIABLE INSURANCE FUNDS, INC.
Strong Mid Cap Growth Fund II                  Strong Capital Management, Inc.
Strong Opportunity Fund II
  (a mid cap/small cap fund)                   Strong Capital Management, Inc.

UBS SERIES TRUST
Tactical Allocation Portfolio                  UBS Global Asset Management

VARIABLE INSURANCE PRODUCTS FUND SERVICE
CLASS 2 (FIDELITY)
  VIP Contrafund(R) Portfolio                  Fidelity Management & Research Company
  VIP Mid Cap Portfolio                        Fidelity Management & Research Company
  VIP Growth Portfolio                         Fidelity Management & Research Company

PBHG INSURANCE SERIES FUND, INC.
PBHG Technology & Communications               Pilgrim Baxter & Associates, Ltd.
  Portfolio

PIMCO VARIABLE INSURANCE TRUST
Real Return Portfolio                          Pacific Investment Management Company LLC
Total Return Portfolio                         Pacific Investment Management Company LLC
Global Bond Portfolio                          Pacific Investment Management Company LLC

THE PRUDENTIAL SERIES FUND, INC.
Jennison Portfolio                             Jennison Associates LLC
Jennison 20/20 Focus Portfolio                 Jennison Associates LLC


* Prior to May 1, 2002 the Discovery Portfolio was named the Small Cap
Portfolio.

FORM 5514

                               TABLE OF CONTENTS


Notice to Pennsylvania Contract
  Owners.........................    Supplement
Definitions......................             6
Introduction.....................             8
Assumptions and Scope of
  Prospectus.....................             8
Summary..........................             9
  Ohio National Financial
     Services Group..............             9
  Ohio National Life Assurance
     Corporation.................             9
  The Ohio National Life
     Insurance Company...........             9
  Ohio National Variable Account
     R...........................             9
  The Funds......................             9
  Death Benefits.................             9
  Accumulation Value.............            10
  Premiums.......................            10
  Charges and Deductions.........            11
  Federal Tax Matters............            14
Ohio National Financial Services
  Group..........................            15
  Ohio National Life Assurance
     Corporation.................            15
  The Ohio National Life
     Insurance Company ("Ohio
     National Life").............            15
  Ohio National Variable Account
     R ("VAR")...................            15
  The Funds......................            15
  Mixed and Shared Funding.......            16
Death Benefits...................            16
  Plan A -- Level Benefit........            16
  Plan B -- Variable Benefit.....            17
  Change in Death Benefit Plan...            18
  Death Benefit Guarantee........            18
  Changes in Stated Amount.......            19
Accumulation Value...............            20
  Determination of Variable
     Accumulation Values.........            20
  Accumulation Unit Values.......            20
  Net Investment Factor..........            21
  Loans..........................            21
  Preferred Loans................            22
  Surrender Privileges...........            22
  Maturity.......................            23
Premiums.........................            23
  Purchasing a Contract..........            23
  Payment of Premiums............            24
  Initial Premiums...............            24
  Term Insurance Conversion
     Credit......................            24
  Minimum Premiums...............            24
  Planned Premiums...............            25
  Allocation of Premiums.........            25
  Transfers......................            25
  Electronic Access..............            26
  Lapse..........................            26
  Reinstatement..................            26
  Conversion.....................            27
  Free Look......................            27
Charges And Deductions...........            27
  Premium Expense Charge.........            27
  Ohio National Life Employee
     Discount....................            27
  Monthly Deduction..............            28
  Risk Charge....................            28
  Surrender Charge...............            29
  Service Charges................            29
  Other Charges..................            30
General Provisions...............            33
  Voting Rights..................            33
  Additions, Deletions or
     Substitutions of
     Investments.................            33
  Annual Report..................            33
  Limitation on Right to
     Contest.....................            34
  Misstatements..................            34
  Suicide........................            34
  Beneficiaries..................            34
  Postponement of Payments.......            34
  Assignment.....................            35
  Non-Participating Contract.....            35
The General Account..............            35
  General Description............            35
  Accumulation Value.............            35
  Optional Insurance Benefits....            35
  Settlement Options.............            36
Distribution of The Contract.....            36
Management of The Company........            37
Custodian........................            37
State Regulation of The
  Company........................            38
Federal Tax Matters..............            38
  Contract Proceeds..............            38
  Avoiding Modified Endowment
     Contracts...................            39
  Correction of Modified
     Endowment Contract..........            39
  Right to Charge for Company
     Taxes.......................            39
Employee Benefit Plans...........            39
Legal Proceedings................            40
Legal Matters....................            40
Experts..........................            40
Registration Statement...........            40
Financial Statements.............            40
Ohio National Life Assurance
  Corporation Financial
  Statements.....................            41
Ohio National Variable Account R
  Financial Statements...........            61
Appendix A.......................            96
  Hypothetical Historical
     Illustrations...............            96


FORM 5514

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE CONTRACT DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND PROSPECTUSES OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

FORM 5514

                                  DEFINITIONS

Accumulation Value -- the sum of the contract's values in the subaccounts, the general account and the loan collateral account.

Age -- the insured's age at his or her nearest birthday.

Attained Age -- the insured's age at the end of the most recent contract year.

Beneficiary -- the beneficiary designated by the contractowner in the application or in the latest notification of change of beneficiary filed with us. If the contractowner is the insured and if no beneficiary survives the insured, the insured's estate will be the beneficiary. If the contractowner is not the insured and no beneficiary survives the insured, the contractowner or his estate will be the beneficiary.

Cash Surrender Value -- the accumulation value less any applicable surrender charges.

Code -- the Internal Revenue Code of 1986, as amended, and all related regulations.

Commission -- the Securities and Exchange Commission.

Contract -- the Vari-Vest Asset Builder flexible premium variable life insurance contract. The contract may also be called the policy.

Contract Date -- the date as of which insurance coverage and contract charges begin. The contract date is used to determine contract months and years.

Contract Month -- each contract month starts on the same date in each calendar month as the contract date.

Contract Year -- each contract year starts on the same date in each calendar year as the contract date.

Contract Indebtedness -- the total of any unpaid contract loans.

Contractowner -- the person so designated on the specification page of the contract. The contractowner may also be called the policyholder.

Corridor Percentage Test -- a method of determining the minimum death benefit as required by the Code to qualify the contract as a "life insurance contract." The minimum death benefit equals the cash value plus the cash value multiplied by a percentage which varies with age as specified by the Code.

Death Benefit -- the amount payable upon the death of the insured, before deductions for contract indebtedness and unpaid monthly deductions.

Death Benefit Guarantee -- our guarantee that the contract will not lapse if you have met the Minimum Premium requirement during the death benefit guarantee period.

General Account -- our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.

Guideline Annual Premium -- the level annual premium that would be payable through the contract maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the contract. This is the maximum premium permitted under the Code.

Home Office -- our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.

Initial Premium -- an amount you must pay to begin contract coverage. It must be at least equal to one monthly minimum premium.

Insured -- the person upon whose life the contract is issued.

Issue Date -- the date we approve your application and issue your contract. The issue date will be the same as the contract date except for backdated contracts, for which the contract date will be prior to the issue date.

Loan Collateral Account -- an account to which accumulation value in an amount equal to a contract loan is transferred pro rata from the subaccounts of VAR and the general account.

FORM 5514

Loan Value -- the maximum amount that may be borrowed under the contract. The loan value equals the cash surrender value less the cost of insurance charges for the balance of the contract year. The loan value less contract indebtedness equals the amount you may borrow at any time.

Maturity Date -- unless otherwise specified in the contract, the maturity date is the end of the contract year nearest the insured's 100th birthday.

Minimum Premium -- the monthly premium set forth on the contract specification page necessary to maintain the death benefit guarantee. Although the minimum premium is expressed as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums which equal or exceed the sum of the minimum premiums required during the applicable time period.

Monthly Deduction -- the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

Net Premiums -- the premiums you pay less the premium expense charge.

Planned Premium -- a schedule indicating the contractowner's planned premium payments under the contract. The schedule is a planning device only and need not be adhered to.

Premium Expense Charge -- an amount deducted from gross premiums consisting of a distribution charge and any state premium tax and other state and local taxes applicable to your contract.

Proceeds -- the amount payable on surrender, maturity or death.

Process Day -- the first day of each contract month. Monthly deductions and any credits are made on this day.

Pronouns -- "our", "us" or "we" means Ohio National Life Assurance Corporation. "You", "your" or "yours" means the insured. If the insured is not the contractowner, "you", "your" or "yours" means the contractowner when referring to contract rights, payments and notices.

Receipt -- with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date prior to 4:00 p.m. Eastern time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern time on a valuation date, it is deemed received on the next valuation date.

Settlement Options -- methods of paying the proceeds other than in a lump sum.

Stated Amount -- the minimum death benefit payable under the contract as long as the contract remains in force and which is set forth on the contract specification page.

Subaccount -- a subdivision of VAR which invests exclusively in the shares of a corresponding portfolio of one of the Funds or of another mutual fund.

Surrender Charge -- a charge assessed in connection with contract surrenders, lapses and decreases in stated amount applicable for 15 years from the contract date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase. Surrender charges are based on your age, sex, underwriting classification and length of time you have held your contract. See the specification pages of your policy or the discussion under "Surrender Charges" below for more information.

Valuation Date -- each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period -- the period between two successive valuation dates which begins at 4:00 p.m. Eastern time on one valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

VAR -- Ohio National Variable Account R.

FORM 5514

                                  INTRODUCTION

As described on the first page of this prospectus, the Vari-Vest Asset Builder contract is a flexible premium variable universal life insurance contract which enables you throughout your lifetime to accommodate to your changing insurance needs and to changing economic conditions within the framework of a single insurance policy. The contract provides for death benefits, cash values, loans, a variety of settlement options and other features traditionally associated with life insurance.

The contract is similar to traditional life insurance in a number of respects.

     - You receive insurance coverage to age 100 at least equal to the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in effect.

     - You may surrender the contract at any time and receive its cash surrender value. After the first contract year, you may borrow up to the loan value of the contract.

     - To the extent that you elect to allocate net premiums to the General Account, the investment return on the contract is guaranteed.

The contract also has several significant features which differentiate it from traditional life insurance.

     - Within certain limits, you may adjust the timing and amount of your premium payments to suit your individual circumstances.

     - You direct the allocation of your net premiums and resulting cash values, which will vary with the investment performance of the variable subaccounts you select.

     - Values in the variable subaccounts are neither guaranteed nor limited to an assumed rate of interest.

     - You may elect a variable death benefit plan as an alternative to a level plan, the latter being similar in many respects to a traditional whole life policy.

Under either death benefit plan you may increase or decrease the stated amount of insurance coverage any time after the first contract year.

                      ASSUMPTIONS AND SCOPE OF PROSPECTUS

This prospectus relates principally to VAR and contains only selected information regarding the General Account. For details regarding elements of the contract involving the General Account, see your contract.

Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that:

     - "you", the "contractowner" and the "insured" are the same person,

     - the death benefit guarantee is in effect,

     - the cash surrender value of your contract is sufficient to pay the next monthly deduction,

     - there is no outstanding contract indebtedness,

     - the death benefit is not determined by the corridor percentage test,

     - the contract is not backdated,

     - payments under the contract have not been made in a way that would cause the contract to be treated as a modified endowment contract under federal law.

FORM 5514

                                    SUMMARY

This summary presents selected information in the same order and uses the same headings as the body of the prospectus. See the table of contents to find fuller discussion of each item. See the "Definitions," above, for the meanings of various terms.

OHIO NATIONAL FINANCIAL SERVICES GROUP:

OHIO NATIONAL LIFE ASSURANCE CORPORATION -- We are a stock life insurance company established under the laws of Ohio on June 26, 1979. We are owned by Ohio National Life.


THE OHIO NATIONAL LIFE INSURANCE COMPANY ("Ohio National Life") -- a stock life insurance company organized in 1909 under the laws of Ohio. It currently has assets in excess of $9.9 billion. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. Ohio National Life continues to control us and the Ohio National Fund. While Ohio National Life's experienced personnel and facilities are available to assist in administering our flexible product program, its assets do not back your contract.


OHIO NATIONAL VARIABLE ACCOUNT R ("VAR") -- established by us on May 6, 1985 as a means of offering the types of contract described in this prospectus. Net premiums allocated to VAR are segregated from our other assets and are protected from claims and liabilities arising from our other lines of business. Our general account assets, however, are available to support benefits under the contract.

There is a separate subaccount within VAR corresponding to each of the Funds listed on pages 2 and 3. The assets of each are invested exclusively in shares of one of the Funds.

THE FUNDS The operations of each Fund, its investment adviser and its investment objectives and policies are described in its prospectus. Net premiums under the contract may be allocated to the subaccounts of the variable account which invest exclusively in Fund shares. Accordingly, the accumulation values you allocate to the subaccounts will vary with the investment performance of the Funds.

The value of each Fund's investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, see the accompanying prospectuses. Read the prospectuses carefully before investing.

DEATH BENEFITS You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the contract. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death. Under either plan, we may be required to increase the death benefit to satisfy the corridor percentage test included in the Code's definition of a "life insurance contract." Generally, favorable investment performance is reflected in increased accumulation value under the level plan and in increased insurance coverage under the variable plan. The death benefit will never be less than the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in force. The death benefit will be paid according to your beneficiary's instructions or, at your option, applied in whole or in part under one or more settlement options.

After the first contract year you may increase your stated amount, or you may decrease your stated amount. You cannot decrease the stated amount below the minimum stated amount shown on the contract specification page. Any increase or decrease in the stated amount must equal at least $5,000 and an increase will require additional evidence of insurability.

FORM 5514

The contract includes a death benefit guarantee. Under this provision, we guarantee that the death benefit during the death benefit guarantee period will not be less than the stated amount, provided you pay the minimum premium. Accordingly, adverse subaccount investment performance will not cause the contract to lapse as long as the death benefit guarantee is in effect.

ACCUMULATION VALUE The accumulation value of your contract equals the sum of the accumulation values in the general account, the subaccounts of VAR and the loan collateral account. The general account accumulation value will reflect the amount and timing of net premiums allocated to the general account and interest thereon. The accumulation value in the variable subaccounts will reflect deductions for a risk charge, the amount and timing of net premiums allocated to such subaccounts and their investment experience. Such investment experience is not guaranteed. In addition, the subaccount and the general account accumulation values will be charged pro rata in connection with contract loans, partial surrenders and monthly deductions. The loan collateral account will reflect amounts borrowed against the loan value of the contract.

Loans -- after the first contract year, you may borrow against the loan value of your contract. The loan value is 90% of your cash surrender value minus the cost of insurance for the rest of the year. Loan interest is payable in advance at a rate of 5.0%. This amount is equal to an annual rate of 5.26% if the interest was paid at the end of the year. Any outstanding contract indebtedness will be deducted from proceeds payable at the insured's death or upon maturity or surrender.

Loan amounts and any unpaid interest thereon will be withdrawn pro rata from the variable subaccounts and the General Account. Accumulation value in each subaccount equal to the contract indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4%.

A loan may be repaid in whole or in part at any time while the contract is in force. When a loan repayment is made, accumulation value securing contract indebtedness in the loan collateral account equal to the loan repayment will be allocated first to the General Account until the amount borrowed has been replaced. The balance of the repayment will then be allocated to the General Account and the variable subaccounts using the same percentages as then in effect to allocate net premiums.

Preferred Loans -- a preferred loan is available at any time on or after the 10th contract anniversary. In the first contract year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the Cash Surrender Value, minus enough to cover the monthly charges to the next policy anniversary. In later contract years, you may increase your preferred loan by an amount not greater than 10% of the gross loan value. The total amount of the preferred loan amount may never exceed the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if the interest was paid at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Surrender Privileges -- at any time you may surrender your contract in full and receive the proceeds. Your contract also gives you a partial surrender right. At any time after the first contract anniversary from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your contract's death benefit and may be subject to a surrender charge.

Withholding Payment After Premium Payment -- We may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

PREMIUMS An initial premium is required to purchase a contract. In addition, you must pay a minimum premium to keep the death benefit guarantee in effect. You must have paid, cumulatively, total premiums that

FORM 5514
equal or exceed the monthly minimum premium indicated on the contract specification page multiplied by the number of contract months the contract has been in effect. If you fail to meet this requirement, the death benefit guarantee is no longer in effect and may generally not be reinstated. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach the end of the death benefit guarantee period shown on the contract specification page. You choose this period from among the available periods. Currently there are 3 different periods available: 5 years; to age 70 (or 10 years, if later); or to maturity. Not all options are available in all states.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing of premium payments is left to your discretion.

To aid you in formulating your insurance plan under the contract, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. You do not have to follow the planned premium, as it is only a planning device.

Allocation of Premiums -- you may allocate your net premiums among up to 10 of the variable subaccounts and to the general account in any combination of whole percentages. You indicate your initial allocation in the contract application. Thereafter, you may transfer accumulation values and reallocate future premiums.

Transfers -- we allow transfers of accumulation values among the subaccounts of VAR and to the general account at any time. Transfers from the general account to the subaccounts are subject to certain restrictions.

Lapse -- provided you pay the minimum premiums required to maintain the death benefit guarantee, your contract will not lapse during the death benefit guarantee period. If you fail to pay the minimum premiums, the death benefit guarantee expires. Without the death benefit guarantee, the contract will remain in force as long as the cash surrender value, less any outstanding contract indebtedness, is sufficient to pay the next monthly deduction. When the cash surrender value will not pay the next monthly deduction, you will have a 61 day grace period in which to increase your cash surrender value by paying additional premiums. If you do not pay sufficient additional premiums during the grace period, the contract will lapse and terminate without value.

Reinstatement -- once a contract has lapsed, you may request reinstatement of the contract any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement.

Free Look -- following the initial purchase of your contract or any subsequent increase in the stated amount, you are entitled to a free look period. During the free look period, you may cancel the contract or increase, as applicable, and we will refund all the money you have paid or the contract value, depending on your state's law. The free look period expires 20 days from your receipt of the contract or increase.

CHARGES AND DEDUCTIONS We make charges against or deductions from premium payments, accumulation values and contract surrenders as follows: (Pennsylvania residents see the Pennsylvania Supplement for differing charges)

(a) from premiums we deduct a premium expense charge in proportion to your current premium allocation choices. The premium expense charge includes:

     - a 2.9% distribution charge from premium payments for 20 years. In years 21 and later, this amount is reduced to 2.0%. This charge compensates us for sales and distribution expenses such as commissions, advertising and printing, and

     - a deduction for the state premium tax and any other state and local taxes applicable to your contract. Currently, state premium taxes vary from 0% to 4%;

FORM 5514

(b) against the accumulation value we make a monthly deduction, deducted in proportion to the values in your various subaccounts and the General Account, covering:

     - the cost of insurance, (which is determined based on your age, gender, and rate class and maximum charges will not exceed the charges posted in the 1980 Commissioner's Standard Ordinary Mortality tables).

     - administrative expenses which covers bookkeeping and processing costs
       ($7),

     - the risk of providing the death benefit guarantee ($0.00, $0.01, or $0.03 per thousand of stated amount, depending on the death benefit guarantee period you choose), and the cost of any optional insurance benefit added by rider;

(c) against the assets of the variable subaccounts, and in proportion to the values in your various subaccounts, we assess a daily charge equal to an annualized rate of 0.75% of such assets to compensate us for assuming certain mortality and expense risks. This amount may be reduced based on your contract value. See "Risk Charge" for more detailed information; and

(d) from accumulation value we deduct surrender charges in the event of full surrender, certain partial surrenders and decreases in stated amount. These surrender charges apply during the first 15 contract years following the contract date and the date of any increase in stated amount. Surrender charges vary according to your age, sex, underwriting classification and the length of time you have held your contract. See the specification pages of your policy for more detailed information. Listed below are the maximum surrender charges applicable to the contract.

         MAXIMUM SURRENDER CHARGES PER $1,000 OF STATED AMOUNT
        -------------------------------------------------------
                   MALE                        FEMALE
        --------------------------   --------------------------
 AGE      NONSMOKER       SMOKER       NONSMOKER       SMOKER
 ---    -------------   ----------   -------------   ----------
 0-20       $17.80        $20.00         $16.71        $17.78
21-30        21.32         24.62          19.86         21.51
31-40        27.46         32.89          24.98         27.60
41-50        38.03         46.90          33.36         37.20
51-60        57.28         58.40          48.02         53.32
61-70        58.23         58.12          58.20         58.31
71-80        57.51         57.60          57.62         57.63

(e) against the assets of each fund, the following management fees and other expenses:


                                                                       TOTAL FUND
                                                                        EXPENSES         TOTAL        TOTAL FUND
                                                                         WITHOUT        WAIVERS        EXPENSES
                             MANAGEMENT    DISTRIBUTION     OTHER      WAIVERS OR         AND        WITH WAIVERS
                                FEES       (12B-1) FEES    EXPENSES    REDUCTIONS     REDUCTIONS*    OR REDUCTIONS
                             ----------    ------------    --------    -----------    -----------    -------------
OHIO NATIONAL FUND
  Money Market Portfolio        0.30%          0.00%         0.12%         0.42%          0.04%          0.38%
  Equity Portfolio              0.80%          0.00%         0.13%         0.93%          0.00%          0.93%
  Bond Portfolio                0.62%          0.00%         0.13%         0.75%          0.00%          0.75%
  Omni Portfolio                0.58%          0.00%         0.18%         0.76%          0.00%          0.76%
  S&P 500 Index Portfolio       0.37%          0.00%         0.15%         0.52%          0.00%          0.52%
  International Portfolio       0.88%          0.00%         0.37%         1.25%          0.05%          1.20%
  International Small
     Company Portfolio          0.98%          0.00%         0.81%         1.79%          0.00%          1.79%
  Capital Appreciation
     Portfolio                  0.80%          0.00%         0.13%         0.93%          0.00%          0.93%
  Discovery Portfolio***        0.79%          0.00%         0.17%         0.96%          0.00%          0.96%
  Social Awareness
     Portfolio                  0.59%          0.00%         0.72%         1.31%          0.00%          1.31%


FORM 5514

                                                                       TOTAL FUND
                                                                        EXPENSES         TOTAL        TOTAL FUND
                                                                         WITHOUT        WAIVERS        EXPENSES
                             MANAGEMENT    DISTRIBUTION     OTHER      WAIVERS OR         AND        WITH WAIVERS
                                FEES       (12b-1) FEES    EXPENSES    REDUCTIONS     REDUCTIONS*    OR REDUCTIONS
                             ----------    ------------    --------    -----------    -----------    -------------
  Aggressive Growth
     Portfolio                  0.78%          0.00%         0.26%         1.04%          0.00%          1.04%
  Growth & Income Portfolio     0.85%          0.00%         0.15%         1.00%          0.00%          1.00%
  Capital Growth Portfolio      0.89%          0.00%         0.17%         1.06%          0.00%          1.06%
  High Income Bond
     Portfolio                  0.75%          0.00%         0.40%         1.15%          0.00%          1.15%
  Equity Income Portfolio       0.75%          0.00%         0.28%         1.03%          0.00%          1.03%
  Blue Chip Portfolio           0.90%          0.00%         0.30%         1.20%          0.00%          1.20%
  Core Growth Portfolio         0.90%          0.00%         0.28%         1.18%          0.00%          1.18%
  Nasdaq 100 Index
     Portfolio                  0.75%          0.00%         0.30%         1.05%          0.30%          0.75%
  Bristol Portfolio             0.80%          0.00%         0.40%**       1.20%**        0.00%          1.20%**
  Bryton Growth Portfolio       0.85%          0.00%         0.45%**       1.30%**        0.00%          1.30%**
GOLDMAN SACHS
  Goldman Sachs Growth and
     Income Fund                0.75%          0.00%         0.42%         1.17%          0.17%          1.00%
  Goldman Sachs CORE U.S.
     Equity Fund                0.70%          0.00%         0.12%         0.82%          0.01%          0.81%
  Goldman Sachs Capital
     Growth Fund                0.75%          0.00%         0.94%         1.69%          0.69%          1.00%
J.P. MORGAN SERIES TRUST II
  J.P. Morgan Mid Cap Value
     Portfolio                  0.70%          0.00%         9.92%        10.62%          9.62%          1.00%
  J.P. Morgan Small Company
     Portfolio                  0.60%          0.00%         0.55%         1.15%          0.00%          1.15%
JANUS ASPEN SERIES
  Growth Portfolio              0.65%          0.25%         0.01%         0.91%          0.00%          0.91%
  International Growth
     Portfolio                  0.65%          0.25%         0.06%         0.96%          0.00%          0.96%
  Worldwide Growth
     Portfolio                  0.65%          0.25%         0.04%         0.94%          0.00%          0.94%
  Balanced Portfolio            0.65%          0.25%         0.01%         0.91%          0.00%          0.91%
LAZARD RETIREMENT SERIES,
  INC.
  Small Cap Portfolio           0.75%          0.25%         0.67%         1.67%          0.42%          1.25%
  Emerging Market Portfolio     1.00%          0.25%         2.96%         4.21%          2.61%          1.60%
MFS VARIABLE INSURANCE
  TRUST (SERVICE CLASS)
  MFS Investors Growth
     Stock Series               0.75%          0.25%         0.17%         1.17%          0.00%          1.17%
  MFS Mid Cap Growth Series     0.75%          0.25%         0.20%         1.20%          0.05%          1.15%
  MFS New Discovery Series      0.90%          0.25%         0.19%         1.34%          0.03%          1.31%
  MFS Total Return Series       0.75%          0.25%         0.14%         1.14%          0.00%          1.14%
PBHG INSURANCE SERIES FUND,
  INC.
  PBHG Technology &
     Telecommunications
     Portfolio                  0.85%          0.00%         0.20%         1.05%          0.00%          1.05%
PIMCO VARIABLE INSURANCE
  TRUST
  Real Return Portfolio         0.25%          0.15%         0.27%         0.67%          0.01%          0.66%
  Total Return Portfolio        0.25%          0.15%         0.26%         0.66%          0.01%          0.65%
  Global Bond Portfolio         0.25%          0.15%         0.78%         1.18%          0.28%          0.90%


FORM 5514

                                                                       TOTAL FUND
                                                                        EXPENSES         TOTAL        TOTAL FUND
                                                                         WITHOUT        WAIVERS        EXPENSES
                             MANAGEMENT    DISTRIBUTION     OTHER      WAIVERS OR         AND        WITH WAIVERS
                                FEES       (12b-1) FEES    EXPENSES    REDUCTIONS     REDUCTIONS*    OR REDUCTIONS
                             ----------    ------------    --------    -----------    -----------    -------------
THE PRUDENTIAL SERIES FUND,
  INC.
  Jennison Portfolio            0.60%          0.25%         0.19%         1.04%          0.00%          1.04%
  Jennison 20/20 Portfolio      0.75%          0.25%         0.33%         1.33%          0.00%          1.33%
STRONG VARIABLE INSURANCE
  FUNDS, INC.
  Strong Mid Cap Growth
     Fund II                    0.75%          0.00%         0.65%         1.40%          0.20%          1.20%
  Strong Opportunity Fund
     II                         0.75%          0.00%         0.65%         1.40%          0.30%          1.10%
UBS SERIES TRUST
  Tactical Allocation
     Portfolio                  0.50%          0.25%         0.17%         0.92%          0.00%          0.92%
VARIABLE INSURANCE PRODUCTS
  FUND SOURCE CLASS 2
  (FIDELITY)
  VIP Contrafund(R)
     Portfolio                  0.58%          0.25%         0.11%         0.94%          0.00%          0.94%
  VIP Mid Cap Portfolio         0.58%          0.25%         0.11%         0.94%          0.00%          0.94%
  VIP Growth Portfolio          0.58%          0.25%         0.10%         0.93%          0.00%          0.93%



  * The investment advisers of certain Funds are voluntarily waiving part or all of their management fees and/or reimbursing certain Funds in order to reduce total Fund expenses. The waivers and reductions are voluntary and may be terminated at any time. If such waivers and/or reductions are terminated, the cost of your contract will increase.


 ** The inception date of these portfolios is May 1, 2002. Therefore, the Other Expenses, Total Fund Expenses without waivers and Total Fund Expenses with waivers are estimated.

*** Prior to May 1, 2002 the Discovery Portfolio was called the Small Cap Portfolio.

In addition to the foregoing charges and deductions, we assess the following three service charges:

     - for partial surrenders the lesser of $25 or 2% of the amount surrendered,

     - up to $15 (currently the charge is $3 and is waived on the first four transfers during any contract year) for transfers of accumulation value among the subaccounts and the general account and,

     - up to $100 (currently no charge is being made) for any special illustration of contract benefits that you may request.


Currently we impose lesser charges for transfers and illustrations, but we only guarantee that such charges will never exceed the amounts stated above. We also reserve the right to assess the assets of each subaccount for any taxes payable by us on account of such assets. Certain expenses and an investment advisory fee will be assessed against Fund assets, as described in the Fund prospectuses.


FEDERAL TAX MATTERS All death benefits paid under the contract will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the contract qualifies as a "life insurance contract", any increases in accumulation value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance. Partial withdrawals and surrenders, however, may result in the taxation of the portion of such withdrawals or surrenders drawn from the increase in accumulation value resulting from favorable investment performance. If payments are made in excess of a rate that would pay up a contract after seven level annual payments, there may be taxation of, including a penalty tax on, portions of the proceeds of loans, withdrawals or surrenders.

FORM 5514

                     OHIO NATIONAL FINANCIAL SERVICES GROUP

OHIO NATIONAL LIFE ASSURANCE CORPORATION

We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain nonparticipating insurance policies. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico.

THE OHIO NATIONAL LIFE INSURANCE COMPANY ("OHIO NATIONAL LIFE")


Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $9.9 billion and equity in excess of $783 million. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your contract.


OHIO NATIONAL VARIABLE ACCOUNT R ("VAR")

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law, VAR's assets are held exclusively for the benefit of contractowners and persons entitled to payments under the contract. VAR's assets are not chargeable with liabilities arising out of our other business.

We keep VAR's assets physically segregated from assets of our general account. We maintain records of all purchases and redemptions of Fund shares by each of VAR's subaccounts.

VAR has subaccounts corresponding to each of the Funds listed on pages 2 and 3. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

THE FUNDS

The Funds are mutual funds registered under the Investment Company Act of 1940. Fund shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to qualified plans. The value of each Fund's investments fluctuates daily and is subject to the risk that Fund management may not anticipate or make changes necessary in the investments to meet changes in economic conditions.

The Funds receive investment advice from their investment advisers. The Funds pay each of the investment advisers a fee as described in the Fund prospectuses. In some cases, the investment adviser pays part of its fee to a subadviser.

Affiliates of certain Funds may compensate us based upon a percentage of the Fund's average daily net assets that are allocated to VAR. These percentages vary by Fund. This is intended to compensate us for administrative and other services we provide to the Funds and their affiliates.

FORM 5514

For additional information concerning the Funds, including their investment objectives, see the Fund prospectuses. Read them carefully before investing. They may contain information about other funds that are not available as investment options for these contracts. You cannot be sure that any Fund will achieve its stated objectives and policies.

The investment policies, objectives and/or names of some of the Funds may be similar to those of other investment companies managed by the same investment adviser or subadviser. However, similar funds often do not have comparable investment performance. The investment results of the Funds may be higher or lower than those of the other funds.

MIXED AND SHARED FUNDING

In addition to being offered to VAR, certain Fund shares are offered to Ohio National Life's separate accounts for variable annuity contracts. Fund shares may also be offered to other insurance company separate accounts and qualified plans. It is conceivable that in the future it may become disadvantageous for one or more of variable life and variable annuity separate accounts, or separate accounts of other life insurance companies, and qualified plans, to invest in Fund shares. Although neither we nor any of the Funds currently foresee any such disadvantage, the Board of Directors or Trustees of each Fund will monitor events to identify any material conflict among different types of owners and to determine if any action should be taken. That could possibly include the withdrawal of VAR's participation in a Fund. Material conflicts could result from such things as:

     - changes in state insurance law;

     - changes in federal income tax law;

     - changes in the investment management of any portfolio of one of the Funds, or

     - differences between voting instructions given by different types of contractowners.

                                 DEATH BENEFITS

As long as the contract remains in force we will, upon receipt of due proof of the insured's death, pay the contract proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date. Unless a settlement option is elected, the proceeds will be paid according to your beneficiary's selection from the settlement options listed in the contract. We offer both beneficiaries and contractowners a wide variety of settlement options listed in the contract.

The contract provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your contract application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the contract remains in force, the death benefit under either plan will never be less than the stated amount of the contract.

PLAN A -- LEVEL BENEFIT

The death benefit is the greater of:

     - the contract's stated amount on the date of death or

     - the death benefit determined by the corridor percentage test.

FORM 5514

The death benefit determined by the corridor percentage test equals the accumulation value of the contract on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:

               CORRIDOR    ATTAINED    CORRIDOR    ATTAINED    CORRIDOR                    CORRIDOR
ATTAINED AGE  PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE   ATTAINED AGE   PERCENTAGE
------------  ----------   --------   ----------   --------   ----------   ------------   ----------
40 & below       150%       52            71%        64           22%          91             4%
    41           143        53            64         65           20           92             3%
    42           136        54            57         66           19           93             2%
    43           129        55            50         67           18           94             1%
    44           122        56            46         68           17       95 & above         0%
    45           115        57            42         69           16
    46           109        58            38         70           15
    47           103        59            34         71           13
    48            97        60            30         72           11
    49            91        61            28         73            9
    50            85        62            26         74            7
    51            78        63            24       75-90           5

Illustration of Plan A. Assume that the insured's attained age at time of death is 40 and that the stated amount of the contract is $100,000.

Under these circumstances, any time the accumulation value of the contract is less than $40,000, the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000, the death benefit will be greater than the contract's $100,000 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000, each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000 to $40,000, the death benefit will be reduced from $120,000 to $100,000. However, further reductions in the accumulation value below the $40,000 level will not affect the death benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the death benefit.

In the foregoing example, the breakpoint of $40,000 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.

PLAN B -- VARIABLE BENEFIT

The death benefit is equal to the greater of:

     - the stated amount plus the accumulation value on the date of death or

     - the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

Illustration of Plan B. Again assume that the insured's attained age at the time of death is 40 and that the stated amount of the contract is $100,000.

FORM 5514

Under these circumstances, a contract with accumulation value of $20,000 will have a death benefit of $120,000 ($100,000 + $20,000). An accumulation value of $60,000 will yield a death benefit of $160,000 ($100,000 + $60,000). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the contract's accumulation value. As a result, if the accumulation value of the contract exceeds $66,667, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667 will increase the death benefit by $2.50. Under this illustration, a contract with an accumulation value of $80,000 will provide a death benefit of $200,000 ($80,000 + (150% (LOGO) $80,000)).
Similarly, to the extent that accumulation value exceeds $66,667, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000 to $68,000, the death benefit will be reduced from $200,000 to $170,000.

In the foregoing example, the breakpoint of $66,667 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

CHANGE IN DEATH BENEFIT PLAN

Generally, after the second contract year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans from Plan B to Plan A will not require evidence of insurability. Changing death benefit plans from Plan A to Plan B may require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher accumulation value, you should elect the Plan A death benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B contract with a $100,000 stated amount and $20,000 accumulation value ($120,000 death benefit) would be converted to a Plan A contract with $120,000 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the contract on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. For a given stated amount, the death benefit will be greater under Plan B than under Plan A, but the monthly deduction will be greater under Plan B than under Plan
A. Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be.

DEATH BENEFIT GUARANTEE

We guarantee that the contract will not lapse during the death benefit guarantee period provided you pay the minimum premium. (See "Premiums -- Minimum Premiums.") Accordingly, as long as the death benefit guarantee is in effect, the contract will not lapse even if, because of adverse investment performance, the cash

FORM 5514
surrender value falls below the amount needed to pay the next monthly deduction. A charge per $1,000 of stated amount will be made for each month the death benefit guarantee is in effect. The charge is $0.00 if you choose a 5 year guarantee; $0.01 if you choose the guarantee to the later of age 70 or 10 years, or $0.03 if you choose the guarantee to maturity. (Only the 5 year guarantee is available in Massachusetts and Texas.)

If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guarantee may not be reinstated once it has been lost. However, we may at our discretion permit you to reinstate the death benefit guarantee if you:

     - double your stated amount or

     - increase your stated amount by $100,000 or more.

A new minimum premium will be required to maintain the reinstated death benefit guarantee.

CHANGES IN STATED AMOUNT

Subject to certain limitations, you may at any time after the first contract year increase your contract's stated amount or decrease your stated amount by sending us a written request. We may limit you to two such changes in each contract year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect the monthly insurance charges and surrender charges.

Increases. An increase is treated in a similar manner to the purchase of a new contract. To obtain an increase, you must submit a supplemental application to us with satisfactory proof of insurability. Depending on your accumulation value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase.

After an increase, a portion of premium payments will be allocated to such increase. The amount so allocated will bear the same relationship to total premium payments as the guideline annual premium for such increase bears to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

Only the increase in stated amount will be subject to the additional surrender charge.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your contract.

Decreases. You may decrease your stated amount after the first contract year from the issue date or the date of any increase, subject to the following limitations:

     - The stated amount after any requested decrease may not be less than the minimum stated amount of $50,000.

     - We will not permit a decrease in stated amount if the contract's cash value is such that reducing the stated amount would cause the death benefit after the decrease to be determined by the corridor percentage test.

     - We will not permit a decrease in stated amount if the decrease would disqualify the contract as life insurance under the Code.

If you decrease your stated amount, we will deduct any applicable surrender charge from your accumulation value. For purposes of calculating the amount of that surrender charge and the cost of insurance charge on your remaining coverage, a decrease in stated amount will reduce your existing stated amount in the following order:

     - the stated amount provided by your most recent increase,

     - your next most recent increases successively, and

     - your initial stated amount.

FORM 5514

                               ACCUMULATION VALUE

Your contract provides certain accumulation value benefits. Subject to certain limitations, you may obtain access to the accumulation value of your contract. You may borrow against your contract's loan value and you may surrender your contract in whole or in part.

The accumulation value of your contract is the sum of the accumulation values in the subaccounts, the general account and the loan collateral account. The following discussion relates only to the variable subaccounts of VAR. The general account and the loan collateral account are discussed elsewhere in this prospectus.

DETERMINATION OF VARIABLE ACCUMULATION VALUES

Your accumulation value in VAR may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in VAR.

The accumulation value of your contract will be calculated initially on the later of the issue date or when we first receive a premium payment. After that, it is calculated on each valuation date. On the initial valuation date, your accumulation value will equal the initial premium paid minus the premium expense charge and the first monthly deduction. On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in (2), (3) and
(4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

     (1) is the sum of each subaccount's accumulation value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;

     (2) is net premiums allocated to VAR;

     (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the general account;

     (4) is interest on contract indebtedness credited to the variable subaccounts;

     (5) is transfers to the loan collateral account in connection with contract loans and reallocations of accumulation value to the general account;

     (6) is any partial surrender made (and any surrender charge imposed); and

     (7) is the monthly deduction.

ACCUMULATION UNIT VALUES

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your contract with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each subaccount's unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

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NET INVESTMENT FACTOR

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a) divided by (b) minus (c) where:

     (a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

     (b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

     (c) is a charge no greater than 0.0020471% on a daily basis. This corresponds to 0.75% on an annual basis for mortality and expense risks. This amount may be reduced, depending on your contract's cash value. (See "Risk Charge").

LOANS

After the first contract year, you may borrow up to the loan value of your contract. The loan value is the cash surrender value less the cost of insurance charges on your contract to the end of the current contract year. The loan value will never be less than 90% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "General Provisions -- Postponement of Payments".) In some circumstances, loans may involve tax liability. (See "Federal Tax Matters".)

When a loan is made, accumulation value in an amount equal to the loan will be taken from the general account and each subaccount in proportion to your accumulation value in the general account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 4% per year. Such interest is credited to the subaccounts and the general account in accordance with the premium allocation then in effect.

We charge you interest on loans you take from your contract values. The rate we deduct from your loan proceeds is 5.0%. This amount is equivalent to an annual rate of 5.26% if the interest was paid at the end of the year. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the contract year. At the beginning of each subsequent contract year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the general account and each subaccount to pay the interest for the following contract year. The allocation will be in proportion to your accumulation value in each subaccount.

You may repay a loan at any time, in whole or in part, before we pay the contract proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loan, unless you request otherwise. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the general account, until the amount borrowed from the general account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the general account according to the premium allocation then in effect.

Any outstanding contract indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity.

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A loan, whether or not repaid, will have a permanent effect on a contract's cash surrender value (and the death benefit under Plan B contracts) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, contract values will be higher than they would have been had no loan been made.

PREFERRED LOANS

A preferred loan is available at any time on or after the 10th contract anniversary. In the first contract year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the Cash Surrender Value minus an amount to cover monthly charges to the next policy anniversary. In later contract years, you may increase your preferred loan by an amount not greater than 10% of the gross loan value. The total amount of the preferred loan amount may never exceed the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if the interest was paid at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Certain policy loans may result in currently taxable income and tax penalties. If you are considering the use of policy loans as retirement income, you should consult your personal tax adviser regarding potential tax consequences that may arise if you do not make necessary payments to keep the policy from lapsing. The amount of the premium payments necessary to keep the policy from lapsing will increase with your age.

SURRENDER PRIVILEGES

As an alternative to obtaining access to your accumulation value by using the loan provisions described above, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Surrenders, however, may involve tax liability.

You may surrender your contract in full at any time by sending a written request together with the contract to our home office. The cash surrender value of the contract equals the accumulation value less any applicable surrender charges. Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for a surrender is received. Proceeds will generally be paid within seven days of receipt of a request for surrender.

After the first year after the issue date, you may obtain a portion of your accumulation value upon partial surrender of the contract. Partial surrenders cannot be made more than twice during any contract year. The amount of any partial surrender may not exceed the cash surrender value, minus:

     - any outstanding contract indebtedness,

     - an amount sufficient to cover the next two monthly deductions and

     - the service charge of $25 or 2% of the amount surrendered, if less.

We will reduce the accumulation value of your contract by the amount of any partial surrender. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount.

Under Plan A, a partial surrender reduces your stated amount. Such a surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your contract are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated

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amount of $50,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the next most recent increases successively, then the initial stated amount.

Under Plan B, a partial surrender reduces your accumulation value. Such a reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.

If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage.

During the first 15 contract years and for 15 years after the effective date of an increase, a partial surrender charge in addition to the service charge of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any contract year that exceeds 10% of the cash surrender value as of the end of the previous contract year.

MATURITY

We will pay you your accumulation value, reduced by any outstanding contract indebtedness, on the maturity date. The maturity date is listed on the specification page and is generally the end of the contract year nearest your 100th birthday. If we consent, you may instead continue your contract as an extended endowment after the maturity date. In such case, the death benefit after the maturity date will equal your contract's cash surrender value.

                                    PREMIUMS

PURCHASING A CONTRACT

To purchase a contract, you must complete an application and submit it to us at our home office through the agent selling the contract. Generally, we will not issue a contract to a person older than age 80, but we may do so at our sole discretion. Non-smoker rates are available if you are age 18 or over. We will only issue contracts with stated amounts of $50,000 or more. All applications require evidence of insurability. Acceptance of any application is subject to our insurance underwriting rules. The review period for routine applications will generally last one week. Approval of applications that require supplemental medical information, however, may be delayed six weeks or more while such information is obtained and reviewed.

You must pay an initial premium in order for your contract to take effect. The contract takes effect as of the contract date. However, if you pay the initial premium at the time you submit your application, we will, pursuant to the Limited Temporary Insurance Agreement contained in such application, provide you with insurance coverage equal to your stated amount (up to $1,000,000) for a period of up to 60 days, starting on the later of the date of your application and the date you complete any required medical examination and ending on the date we approve or reject your application. We do not pay interest on initial premiums during the review period.

The contract date will be the same as the issue date, except in the case of a backdated contract where the contract date will be earlier than the issue date. At your request, we will backdate a contract as much as six months where permitted by state law. This procedure may be to your advantage where backdating will lower your age at issue and thereby lower your cost of insurance and surrender charges which are scaled by age. A backdated contract will be treated as though it had been in force since the contract date. Consequently, the initial premium required for a backdated contract will be larger than for a contract which is not backdated because you must pay the minimum

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premium, pay monthly deductions and pay all other charges associated with the contract for the period between the contract date and the issue date.

On the later of the issue date and the date we receive your initial premium, net premiums are allocated to the Money Market subaccount. On the first process day following the issue date or, if later, when we receive your initial premium, such net premiums will be allocated among the subaccounts and the general account in accordance with your instructions as indicated in your application.

If we reject your application during the review period, we will refund to you all amounts you have paid under the contract. If you choose to cancel your contract during the free look period, we will refund the premiums you have paid, or the contract value, depending on your state's laws.

PAYMENT OF PREMIUMS

We allocate premium payments to the various subaccounts and to the General Account the same day if received by us at our home office before 4:00 p.m. Eastern time. If a premium payment is dishonored, you will be liable to us for any changes in the market value between the date received and the date we are notified that the payment was dishonored. We will deduct any amount due for this reason from your contract value.

Unlike a traditional insurance policy, the contract does not require a fixed schedule of premium payments. Within certain limits, you may determine the amount and timing of your premium payments. As described below, such limits include an initial premium requirement and a minimum premium requirement. Your contract specification page will also include a schedule of planned premiums.

INITIAL PREMIUMS

You must pay an initial premium before we will make your contract effective. This premium may be submitted with your contract application or sent directly to us at our home office. The amount of the initial premium will be at least one monthly minimum premium. The initial premium for a backdated contract may be substantially greater.

TERM INSURANCE CONVERSION CREDIT

We will apply a term insurance conversion credit as premium paid in the first contract year. The conversion credit is based on (but not necessarily equal to) the amount of annual premium for the Ohio National Life Assurance Corporation term life insurance policy being converted to, or exchanged for, the new contract. Consult your agent for details.

MINIMUM PREMIUMS

You must pay the minimum premium to keep the death benefit guarantee in effect. Failure to make premium payments sufficient to maintain the death benefit guarantee will not necessarily cause your contract to lapse. However, once the death benefit guarantee does not apply to your contract, it may not be reinstated. The monthly deduction for the death benefit guarantee will not be imposed on contracts for which the death benefit guarantee is no longer in effect.

To pay the minimum premium, you must have paid at any time cumulative premiums, less any partial surrenders and contract indebtedness, equal to the monthly minimum premium multiplied by the number of contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until the end of the death benefit guarantee period.

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PLANNED PREMIUMS

When you purchase a contract, you will be asked to adopt a planned premium schedule. The schedule is a planning device which indicates the level of premiums you intend to pay under the contract. You are not required to adhere to it. You may adopt, in consultation with your agent, any planned premium schedule that you wish. The amount of scheduled payments, however, should generally be set between the minimum premium necessary to keep the death benefit guarantee in effect and the maximum premium permitted for your contract to qualify as life insurance under the Code. The guideline annual premium is a level amount which should provide the benefits under the contract through age 100 and is based on guaranteed assumptions with respect to expenses and cost of insurance charges and investment performance of 4%.

In choosing your planned premium schedule, you will need to make a judgment as to the long-term rate of investment return which you expect under the contract. The higher your assumption as to the long-term rate of investment return, the lower your planned premium needs to be for a given insurance objective, and vice versa. There is no assurance that your planned premiums will provide the death proceeds or other benefits sought under the contract. By definition, the value of such benefits depends on the investment performance of the subaccounts which cannot be predicted. In any event, you may need to pay greater or lesser premiums than are indicated in the planned premium schedule to attain your insurance objectives.

We will furnish you an annual report which will show personalized hypothetical illustrations of your contract values under various performance scenarios and assumed rates of return one year from the date of the report based on planned premiums, guaranteed cost of insurance and guaranteed interest with respect to the general account. We may charge for this report.

As previously indicated, at any time you may pay more or less than the amount indicated in the planned premium schedule. We may at our discretion, however, refuse to accept any premium payment of less than $25 or so large that it would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law.

ALLOCATION OF PREMIUMS

In the contract application, you may direct the allocation of your net premium payments among up to 10 of the subaccounts of VAR and the general account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the Money Market subaccount. If you fail to indicate an allocation in your contract application, we will leave your net premiums in the Money Market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the general account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the general account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

TRANSFERS

You may transfer the accumulation value of your contract among the subaccounts of VAR and to the general account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a service charge of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a contract year. Such fee is guaranteed not to exceed $15 in the future.

Transfers from the general account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the general account as of the end of the previous contract year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any contract year.

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To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio's securities on short notice could be detrimental to that portfolio and to contractowners with values allocated to the corresponding subaccount. To protect the interests of all contractowners we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day's total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.

If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers (pursuant to a preexisting Dollar Cost Averaging program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. If your transfer requests are not made, we will notify you. Current rules of the Commission preclude us from processing at a later date those requests that were not made. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not made because of these limitations.

ELECTRONIC ACCESS

If you give us a pre-authorization form, contract and unit values and interest rates can be checked and transfers may be made by telephoning us between 7:00 a.m. and 8:00 p.m. (Eastern time) on days we are open for business, at 1-800-366-6654, #8 or by accessing our website at www.ohionational.com. You may only make one electronic or telephonic transfer (collectively "electronic") per day. We will honor pre-authorized electronic transfer instructions from anyone who provides the requested personal identifying information. We will not honor electronic transfer requests after the contractowner's death. For added security, we send the contractowner a written confirmation of all electronic transfers on the next business day. However, if we cannot complete a transfer as requested, our customer service representative will contact the contractowner in writing sent within 48 hours of the electronic request. YOU MAY THINK THAT YOU HAVE LIMITED THIS ACCESS TO YOURSELF, OR TO YOURSELF AND YOUR REPRESENTATIVE. HOWEVER, ANYONE GIVING US THE NECESSARY IDENTIFYING INFORMATION CAN USE ELECTRONIC ACCESS ONCE YOU AUTHORIZE ITS USE.

LAPSE

Provided you pay the minimum premium and thereby keep the death benefit guarantee in effect, your contract will not lapse during the death benefit guarantee period. If you fail to pay the minimum premium and, as a result, the death benefit guarantee is not in effect, the contract will remain in force as long as the cash surrender value less any contract indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any contract indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapse. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any contract indebtedness to cover the monthly deduction for two contract months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period begins when we mail the notice. The contract will continue in force throughout the grace period, but if the required premium is not received, the contract will terminate without value at the end of the grace period. If you die during the grace period, the death benefit will be reduced by the amount of any unpaid monthly deduction. However, the contract will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.

REINSTATEMENT

If the contract lapses, you may apply for reinstatement anytime within five years. Your contract will be reinstated if you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement premium. The reinstatement premium, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two contract months following the effective date of reinstatement. If

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a loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the contract.

CONVERSION

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the general account. After such a transfer, values and death benefits under your contract will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our home office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your contract. Transfers of accumulation value to the general account in connection with such a conversion will be made without charge.

FREE LOOK

You have a limited right to cancel your contract or any increase in stated amount. We will cancel the contract or increase if you notify us or our agent before 20 days from the date you receive the contract or increase. Within seven days after we receive your notice to cancel, we will return all of the money you paid for the cancelled contract or increase, or the contract value, depending on your state's laws.

                             CHARGES AND DEDUCTIONS

We make charges against or deductions from premium payments, accumulation values and contract surrenders in the manner described below.

PREMIUM EXPENSE CHARGE

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to your current premium allocation choices. The premium expense charge has two components:

Distribution Charge. The contract is subject to a charge of 2.9% of premiums paid in the first 20 years reducing to 2.0% in years 21 and later. This charge is intended to help defray the costs attributable to this contract including distribution, printing and advertising.

State Premium Tax. Your premium payments will be subject to the state premium tax and any other state or local taxes applicable to your contract. Currently, most state premium taxes range from 0% to 4%.

OHIO NATIONAL LIFE EMPLOYEE DISCOUNT

Ohio National Life and its affiliated companies offer a credit on the purchase of contracts by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the contract.

The amount of the initial credit equals 45% of the first contract year's maximum commissionable premium or 45% of the maximum commissionable premium of an increase, which is credited to the general account of the employee's contract effective one day after the latest of the following three dates:

     - the policy approval date,

     - the policy effective date, or

     - the date the initial payment is received.

The subsequent credit, which is based on 4.9% of first year premium in excess of the maximum commissionable premium plus 4.9% of premiums paid in contract years two through six, is credited to the general account of the employee's contract at the beginning of the seventh contract year. For any increase that occurs during the first six

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contract years, the 45% initial credit on the increase described above substitutes for the 4.9% subsequent credit on that portion of the premium attributable to the increase.

If an employee exercises his or her free look right, the full amount of the credit will be deducted when we pay the free look proceeds.

MONTHLY DEDUCTION

As of the contract date and each subsequent process day, we will deduct from the accumulation value of your contract and in proportion to the values in your various subaccounts and the General Account, a monthly deduction to cover certain charges and expenses incurred in connection with the contract.

The monthly deduction consists of:

     - the cost of insurance,

     - an administration charge of $7 for the cost of establishing and maintaining contract records and processing applications and notices,

     - a risk charge for the risk associated with the death benefit guarantee, and

     - the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, and rate class. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i) is the cost of insurance rate as described in the contract. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the contract. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary, Male or Female, Smoker or Nonsmoker, age near birthday mortality table. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;

(ii) is the death benefit at the beginning of the contract month divided by 1.0032737; and

(iii) is accumulation value at the beginning of the contract month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

The monthly charge for the death benefit guarantee is $0.00, $0.01, or $0.03 per $1,000 of your stated amount, depending upon which death benefit guarantee period you choose.

RISK CHARGE

Your accumulation value in VAR, but not your accumulation value in the general account, will also be subject to a risk charge, deducted in proportion to the values in your various subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the contract. Such charge will be assessed at a daily rate of 0.0020471% against each of the variable subaccounts. This corresponds to an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.

Your risk charge will be reduced based upon your contract Accumulation value. In the event your contract Accumulation cash value exceeds four times the premium indicated on page 6A of your policy, (hereinafter "indicated premium") then the risk charge will be assessed at a daily rate of 0.0008207% (0.30% annual rate) against each of the variable subaccounts, for the amount in excess of four times the indicated premium. In the event your contract Accumulation value exceeds eight times the indicated premium, the risk charge will be

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assessed at a daily rate indicated above for the amount up to four times the indicated premium, and at a daily rate of 0.0005474% (0.20% annual rate) against each variable subaccount for the contract amount in excess of eight times the indicated premium. (Pennsylvania residents should consult the Pennsylvania Supplement for differing charges)

SURRENDER CHARGE

After the free look period and during the early years of your contract and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders.

If you surrender your contract in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value. If you decrease the stated amount of your contract while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

The following is a chart showing the maximum surrender charge applicable to the contract. Because the surrender charge is based on your age, sex, rating classification and the length of time you have held your policy, your actual surrender charge may be significantly less.

         MAXIMUM SURRENDER CHARGES PER $1,000 OF STATED AMOUNT
        -------------------------------------------------------
                   MALE                        FEMALE
        --------------------------   --------------------------
 AGE      NONSMOKER       SMOKER       NONSMOKER       SMOKER
 ---    -------------   ----------   -------------   ----------
 0-20       $17.80        $20.00         $16.71        $17.78
21-30        21.32         24.62          19.86         21.51
31-40        27.46         32.89          24.98         27.60
41-50        38.03         46.90          33.36         37.20
51-60        57.28         58.40          48.02         53.32
61-70        58.23         58.12          58.20         58.31
71-80        57.51         57.60          57.62         57.63

Partial surrenders in any contract year totaling 10% or less of the cash surrender value of your contract as of the end of the previous contract year are not subject to any surrender charge. Partial surrenders in any contract year in excess of 10% of the cash surrender value of your contract as of the end of the previous contract year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.

For example, assume a contract which now has, and at the end of the previous contract year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the contract is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total surrender charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew.

SERVICE CHARGES

A charge (currently $3 and guaranteed not to exceed $15) will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the General Account. Currently, the Company is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee will be charged equal to the lesser of $25 or 2% of the amount surrendered. A fee, not to exceed $100, is charged for any illustration of benefits and values that you may request after the issue date.

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OTHER CHARGES

We may also charge the assets of each subaccount and the General Account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Funds pay certain expenses that affect the value of your contract. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid.

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The total expenses of each of the Funds in 2001, as a percent of the Fund's net assets, were:


                                                                       TOTAL FUND
                                                                        EXPENSES         TOTAL        TOTAL FUND
                                                                         WITHOUT        WAIVERS        EXPENSES
                             MANAGEMENT    DISTRIBUTION     OTHER      WAIVERS OR         AND        WITH WAIVERS
                                FEES       (12B-1) FEES    EXPENSES    REDUCTIONS     REDUCTIONS*    OR REDUCTIONS
                             ----------    ------------    --------    -----------    -----------    -------------
OHIO NATIONAL FUND
  Money Market Portfolio        0.30%          0.00%         0.12%         0.42%          0.04%          0.38%
  Equity Portfolio              0.80%          0.00%         0.13%         0.93%          0.00%          0.93%
  Bond Portfolio                0.62%          0.00%         0.13%         0.75%          0.00%          0.75%
  Omni Portfolio                0.58%          0.00%         0.18%         0.76%          0.00%          0.76%
  S&P 500 Index Portfolio       0.37%          0.00%         0.15%         0.52%          0.00%          0.52%
  International Portfolio       0.88%          0.00%         0.37%         1.25%          0.05%          1.20%
  International Small
     Company Portfolio          0.98%          0.00%         0.81%         1.79%          0.00%          1.79%
  Capital Appreciation
     Portfolio                  0.80%          0.00%         0.13%         0.93%          0.00%          0.93%
  Discovery Portfolio***        0.79%          0.00%         0.17%         0.96%          0.00%          0.96%
  Social Awareness
     Portfolio                  0.59%          0.00%         0.72%         1.31%          0.00%          1.31%
  Aggressive Growth
     Portfolio                  0.78%          0.00%         0.26%         1.04%          0.00%          1.04%
  Growth & Income Portfolio     0.85%          0.00%         0.15%         1.00%          0.00%          1.00%
  Capital Growth Portfolio      0.89%          0.00%         0.17%         1.06%          0.00%          1.06%
  High Income Bond
     Portfolio                  0.75%          0.00%         0.40%         1.15%          0.00%          1.15%
  Equity Income Portfolio       0.75%          0.00%         0.28%         1.03%          0.00%          1.03%
  Blue Chip Portfolio           0.90%          0.00%         0.30%         1.20%          0.00%          1.20%
  Core Growth Portfolio         0.90%          0.00%         0.28%         1.18%          0.00%          1.18%
  Nasdaq 100 Index
     Portfolio                  0.75%          0.00%         0.30%         1.05%          0.30%          0.75%
  Bristol Portfolio             0.80%          0.00%         0.40%**       1.20%**        0.00%          1.20%**
  Bryton Growth Portfolio       0.85%          0.00%         0.45%**       1.30%**        0.00%          1.30%**
GOLDMAN SACHS
  Goldman Sachs Growth and
     Income Fund                0.75%          0.00%         0.42%         1.17%          0.17%          1.00%
  Goldman Sachs CORE U.S.
     Equity Fund                0.70%          0.00%         0.12%         0.82%          0.01%          0.81%
  Goldman Sachs Capital
     Growth Fund                0.75%          0.00%         0.94%         1.69%          0.69%          1.00%
J.P. MORGAN SERIES TRUST II
  J.P. Morgan Mid Cap Value
     Portfolio                  0.70%          0.00%         9.92%        10.62%          9.62%          1.00%
  J.P. Morgan Small Company
     Portfolio                  0.60%          0.00%         0.55%         1.15%          0.00%          1.15%
JANUS ASPEN SERIES
  Growth Portfolio              0.65%          0.25%         0.01%         0.91%          0.00%          0.91%
  International Growth
     Portfolio                  0.65%          0.25%         0.06%         0.96%          0.00%          0.96%
  Worldwide Growth
     Portfolio                  0.65%          0.25%         0.04%         0.94%          0.00%          0.94%
  Balanced Portfolio            0.65%          0.25%         0.01%         0.91%          0.00%          0.91%
LAZARD RETIREMENT SERIES,
  INC.
  Small Cap Portfolio           0.75%          0.25%         0.67%         1.67%          0.42%          1.25%
  Emerging Market Portfolio     1.00%          0.25%         2.96%         4.21%          2.61%          1.60%


FORM 5514

                                                                       TOTAL FUND
                                                                        EXPENSES         TOTAL        TOTAL FUND
                                                                         WITHOUT        WAIVERS        EXPENSES
                             MANAGEMENT    DISTRIBUTION     OTHER      WAIVERS OR         AND        WITH WAIVERS
                                FEES       (12b-1) FEES    EXPENSES    REDUCTIONS     REDUCTIONS*    OR REDUCTIONS
                             ----------    ------------    --------    -----------    -----------    -------------
MFS VARIABLE INSURANCE
  TRUST (SERVICE CLASS)
  MFS Investors Growth
     Stock Series               0.75%          0.25%         0.17%         1.17%          0.00%          1.17%
  MFS Mid Cap Growth Series     0.75%          0.25%         0.20%         1.20%          0.05%          1.15%
  MFS New Discovery Series      0.90%          0.25%         0.19%         1.34%          0.03%          1.31%
  MFS Total Return Series       0.75%          0.25%         0.14%         1.14%          0.00%          1.14%
PBHG INSURANCE SERIES FUND,
  INC.
  PBHG Technology &
     Telecommunications
     Portfolio                  0.85%          0.00%         0.20%         1.05%          0.00%          1.05%
PIMCO VARIABLE INSURANCE
  TRUST
  Real Return Portfolio         0.25%          0.15%         0.27%         0.67%          0.01%          0.66%
  Total Return Portfolio        0.25%          0.15%         0.26%         0.66%          0.01%          0.65%
  Global Bond Portfolio         0.25%          0.15%         0.78%         1.18%          0.28%          0.90%
THE PRUDENTIAL SERIES FUND,
  INC.
  Jennison Portfolio            0.60%          0.25%         0.19%         1.04%          0.00%          1.04%
  Jennison 20/20 Portfolio      0.75%          0.25%         0.33%         1.33%          0.00%          1.33%
STRONG VARIABLE INSURANCE
  FUNDS, INC.
  Strong Mid Cap Growth
     Fund II                    0.75%          0.00%         0.65%         1.40%          0.20%          1.20%
  Strong Opportunity Fund
     II                         0.75%          0.00%         0.65%         1.40%          0.30%          1.10%
UBS SERIES TRUST
  Tactical Allocation
     Portfolio                  0.50%          0.25%         0.17%         0.92%          0.00%          0.92%
VARIABLE INSURANCE PRODUCTS
  FUND SOURCE CLASS 2
  (FIDELITY)
  VIP Contrafund(R)
     Portfolio                  0.58%          0.25%         0.11%         0.94%          0.00%          0.94%
  VIP Mid Cap Portfolio         0.58%          0.25%         0.11%         0.94%          0.00%          0.94%
  VIP Growth Portfolio          0.58%          0.25%         0.10%         0.93%          0.00%          0.93%



  * The investment advisers of certain Funds are voluntarily waiving part or all of their management fees and/or reimbursing certain Funds in order to reduce total Fund expenses. The waivers and reductions are voluntary and may be terminated at any time. If such waivers and/or reductions are terminated, the cost of your contract will increase.


 ** The inception date of these portfolios is May 1, 2002. Therefore, the Other Expenses, Total Fund Expenses without waivers and Total Fund Expenses with waivers are estimated.

*** Prior to May 1, 2002 the Discovery Portfolio was called the Small Cap Portfolio.

FORM 5514

                               GENERAL PROVISIONS

VOTING RIGHTS

We will vote the Fund shares held in the various subaccounts of VAR at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your contract's accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to contracts as to which no instructions are received, and any Fund shares held by VAR which are not attributable to contracts, in proportion to the voting instructions which are received with respect to contracts participating in VAR. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a contractowner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAR or would result in the purchase of securities for VAR which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the contract, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of contractowners and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAR will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your contract was delivered.

ANNUAL REPORT

Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any contract indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.

We will also make available an illustration report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the estimated accumulation value of your contract one year from the date of the report. Although there is generally no charge, we may charge a fee of not more than $100 for this report and if you ask for more than one annual report.

FORM 5514

LIMITATION ON RIGHT TO CONTEST

We will not contest the insurance coverage provided under the contract, except for any subsequent increase in stated amount, after the contract has been in force during your lifetime for a period of two years from the contract date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

MISSTATEMENTS

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the contract by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:

     (i)  is the accumulation value on the date of death; and

     (ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the contract month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age or sex.

SUICIDE

The contract does not cover the risk of suicide or self-destruction within two years from the contract date or two years from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the contract date, we will refund premiums paid, without interest, less any contract indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any contract indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.

BENEFICIARIES

The primary and contingent beneficiaries are designated by the contractowner on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the contract will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the contractowner.

POSTPONEMENT OF PAYMENTS

Payment of any amount upon a complete or partial surrender, a contract loan, or benefits payable at death or maturity may be postponed whenever:

     - the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

     - the Commission by order permits postponement for the protection of contractowners; or

     - an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAR's net assets.

We may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

FORM 5514

ASSIGNMENT

The contract may be assigned as collateral security. We must be notified in writing if the contract has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The contractowner's rights and the rights of the beneficiary may be affected by an assignment.

NON-PARTICIPATING CONTRACT

The contract does not share in our surplus distributions. No dividends are payable with respect to the contract.

                              THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts.

GENERAL DESCRIPTION

The general account consists of all assets owned by us other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the general account. You may elect to allocate net premiums to the general account or to transfer accumulation value to the general account from the subaccounts of the variable account. The allocation or transfer of funds to the general account does not entitle a contractowner to share in the investment experience of the general account. Instead, we guarantee that your accumulation value in the general account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial surrenders, or contract loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the general account to VAR are partially restricted and allocation of substantial sums to the general account reduces the flexibility of the contract.

ACCUMULATION VALUE

The accumulation value in the general account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the general account, minus a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the accumulation value in the general account will not be less than the amount of the net premiums allocated or accumulation value transferred to the general account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the general account in connection with partial surrenders and loans and interest thereon or transfers to VAR or the loan collateral account.

We guarantee that interest credited to your accumulation value in the general account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The contractowner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The accumulation value in the general account will be calculated on each valuation date.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more optional insurance benefits may be added to your contract, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of premium, continuation of coverage, business exchange rider and accelerated death benefit. More detailed information concerning such riders

FORM 5514
may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction.

The accelerated death benefit, also called the Lifetime Advantage Rider, permits you to withdraw up to half the value of your contract in the event you are diagnosed with a terminal disease and not expected to live more than 12 months. There is no charge for this rider and you can select the rider at anytime by contacting us.

SETTLEMENT OPTIONS

In addition to a lump sum payment of benefits under the contract, any proceeds may be paid in any of the five methods described in your contract. The five settlement options are (i) Proceeds at interest (ii) Payment for a period of time (iii) Life Income (iv) Payment of Certain amount or (v) Joint and Survivor life income. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our home office. Any amount left with us for payment under a settlement option will be transferred to the general account. During the life of the insured, the contractowner may select a settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the contractowner requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We can change the interval of payments if necessary to increase the payments to at least $25 each.

                          DISTRIBUTION OF THE CONTRACT

The contract is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company ("ONESCO"), a wholly-owned subsidiary of Ohio National Life, or
(b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the contracts. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the contract. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

Ohio National Equities, Inc. ("ONEQ"), an Ohio corporation and another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the contracts. Under a distribution and service agreement with ONEQ first executed on May 1, 1997, we reimburse it for any expenses incurred by it in connection with the distribution of the contracts. This agreement may be terminated at any time by either party on 60 days' written notice. During 2001, VAR received $42,375,204 in premium payments for variable life insurance contracts. From this amount, we paid ONEQ $149,193 in sales loads.

The officers and directors of ONEQ are:

David B. O'Maley..........................  Director and Chairman
John J. Palmer............................  Director and President
Thomas A. Barefield.......................  Senior Vice President
Trudy K. Backus...........................  Director and Vice President
James I. Miller II........................  Director and Vice President
Ronald L. Benedict........................  Director and Secretary
Barbara A. Turner.........................  Operations Vice President, Treasurer and
                                            Compliance Officer

FORM 5514

                           MANAGEMENT OF THE COMPANY

NAME                                              RELATIONSHIP WITH COMPANY*
----                                              --------------------------
Trudy K. Backus                                   Vice President, Individual Insurance Services
Thomas A. Barefield                               Senior Vice President, Institutional Sales
Howard C. Becker                                  Senior Vice President, Individual Insurance &
                                                  Corporate Services
Ronald L. Benedict                                Corporate Vice President, Counsel & Secretary
Robert A. Bowen                                   Senior Vice President, Information Systems
Roylene M. Broadwell                              Vice President & Treasurer
Michael A. Boedeker                               Senior Vice President, Investments
Christopher A. Carlson                            Senior Vice President, Investments
David W. Cook                                     Senior Vice President & Actuary
Ronald J. Dolan                                   Director and Executive Vice President & Chief
                                                  Financial Officer
Michael F. Haverkamp                              Director and Senior Vice President & General
                                                  Counsel
John Houser III                                   Vice President, Claims
Thomas O. Olson                                   Vice President, Underwriting
David B. O'Maley                                  Director and Chairman, President & Chief
                                                  Executive Officer
John J. Palmer                                    Director & Executive Vice President, Strategic
                                                  Initiatives
George B. Pearson                                 Vice President, PGA Marketing
D. Gates Smith                                    Executive Vice President, Agency and Group
                                                  Distribution
Michael D. Stohler                                Vice President, Mortgages & Real Estate
Dennis C. Twarogowski                             Vice President, Career Marketing

---------------
* The principal occupation of each of the above is an officer of Ohio National Life, with the same title as with us.

The principal business address of each is:

One Financial Way
Cincinnati, Ohio 45242

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by United States Fidelity & Guaranty Company in the aggregate amount of $3,000,000.

                                   CUSTODIAN

Pursuant to a written agreement, U.S. Bank, NA, 425 Walnut Street, Cincinnati, Ohio, serves as custodian of the assets of VAR. The fee of the custodian for services rendered to VAR is paid by us. The custodian also provides valuation and certain recordkeeping services to VAR, which include, without limitation, maintaining a record of all purchases, redemptions and distributions relating to Fund shares, the amounts thereof and the number of shares from time to time standing to the credit of VAR.

FORM 5514

                        STATE REGULATION OF THE COMPANY

We are organized under the laws of the State of Ohio and are subject to regulation by the Superintendent of Insurance of Ohio. An annual statement is filed with the Superintendent on or before March 1 of each year covering the operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Superintendent examines our assets and liabilities and those of VAR and verifies their adequacy. A full examination of our operations is conducted by the National Association of Insurance Commissioners at least every five years.

In addition, we are subject to the insurance laws and regulations of other states in which we are licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                              FEDERAL TAX MATTERS

The following description is a brief summary of some of the Code provisions which, in our opinion, are currently in effect. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to contracts that have already been issued. Tax law revisions, with unfavorable consequences to contracts offered by this prospectus, could have retroactive effect on previously issued contracts or on subsequent voluntary transactions in previously issued contracts.

CONTRACT PROCEEDS

The contract contains provisions not found in traditional life insurance contracts providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the contract should qualify as a life insurance contract for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the contract payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of federal income tax.

Current tax rules and penalties on distributions from life insurance contracts apply to any life insurance contract issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a contract (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the contract, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the contractowner's gross income to the extent that the contract's cash surrender value exceeds the owner's investment in the contract. In addition, a ten percent penalty tax applies to any such distribution from such a contract, to the extent includible in gross income, except if made:

     - after the taxpayer's attaining age 59 1/2,

     - as a result of his or her disability or

     - in one of several prescribed forms of annuity payments.

Loans received under the contract will be construed as indebtedness of the contractowner in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the contract is expected to constitute income to the contractowner. Interest payable with respect to such loans is not tax deductible. If the contract is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the contract's accumulation value (including the loan amount) then exceeds your "basis" in the contract. (Your "basis" equals the total amount of premiums that were paid into the contract less any withdrawals from the contract.)

FORM 5514

Federal estate and local estate, inheritance and other tax consequences of contract ownership or receipt of contract proceeds depend upon the circumstances of each contractowner and beneficiary.

AVOIDING MODIFIED ENDOWMENT CONTRACTS

If you have previously authorized Ohio National to do so, we will hold your premium payment for up to ten business days, if applying the premium payment before the due date would cause the contract to be treated as a Modified Endowment Contract (MEC) for federal income tax purposes.

If you have not given Ohio National prior authorization to hold your premium payment and we determine your premium payment will cause your contract to become a MEC, Ohio National will attempt to contact you within two business days to determine your intent regarding the premium payment. If you do not want the contract to be treated as a MEC for tax purposes, Ohio National will refund the premium payment to you within five business days of confirming your intentions. After we return the premium payment to you, you may then resubmit the premium payment once the actual due date is reached to avoid creating a MEC.

Or, at the time we contact you, you may direct us to hold your premium payment for up to ten business days before applying the premium payment if this will not create a MEC. If we are unable to confirm your intentions within two business days of receipt of the premium payment, we will apply the premium payment as of the third Valuation Date, and your contract will be treated as a MEC for federal income tax purposes.

CORRECTION OF MODIFIED ENDOWMENT CONTRACT

If you have made premium payments in excess of the amount that would be permitted without your contract being treated as a MEC under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the contract became a MEC.

RIGHT TO CHARGE FOR COMPANY TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against VAR for our federal taxes, or provision made for such taxes, that may be attributable to VAR. However, we may in the future charge each subaccount of VAR for its portion of any tax charged to us in respect of that subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, we may decide to assess charges for such taxes, or make provision for such taxes, against VAR. Any such charges against VAR or its subaccounts could have an adverse effect on the investment performance of the subaccounts.

                             EMPLOYEE BENEFIT PLANS

Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a contract in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

FORM 5514

                               LEGAL PROCEEDINGS

There are no legal proceedings to which VAR is a party or to which the assets of any of the subaccounts thereof are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to VAR.

                                 LEGAL MATTERS

Jones & Blouch, L.L.P., Washington, D.C., has served as special counsel with regard to legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance contract described in this prospectus. All matters of Ohio law pertaining to the contract including the validity of the contract and our right to issue the contract under the Insurance Law of the State of Ohio have been passed upon by Ronald L. Benedict, Corporate Vice President, Counsel and Secretary of Ohio National Life.

                                    EXPERTS

The financial statements of Ohio National Variable Account R and Ohio National Life Assurance Corporation for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by David W. Cook, FSA, MAAA, as stated in the opinion filed as an exhibit to the registration statement.

                             REGISTRATION STATEMENT

A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Vari-Vest Asset Builder contract. This prospectus does not contain all the information set forth in the registration statement. Reference is made to such registration statement for further information concerning us, VAR, and the contract. Statements contained in this prospectus as to the contents of the contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

Our financial statements which are included in this prospectus should be considered only as bearing on our ability to meet our obligations under your contract. They should not be considered as bearing on the investment performance of the assets held in VAR.

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                              Financial Statements

                           December 31, 2001 and 2000

                  (With Independent Auditors' Report Thereon)

FORM 5514

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Ohio National Life Assurance Corporation:

We have audited the accompanying balance sheets of Ohio National Life Assurance Corporation (the Company) (a wholly owned subsidiary of The Ohio National Life Insurance Company) as of December 31, 2001 and 2000, and the related statements of income, stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Life Assurance Corporation as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP


Columbus, Ohio
February 1, 2002

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                                 BALANCE SHEETS
                           DECEMBER 31, 2001 AND 2000
                  (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                 2001         2000
                                                              ----------    ---------
ASSETS
Investments (notes 4, 7 and 8):
  Fixed maturities available-for-sale, at fair value          $  654,073      707,731
  Fixed maturities held-to-maturity, at amortized cost            85,937       87,019
  Mortgage loans on real estate, net                             345,009      262,049
  Real estate, net                                                28,704           --
  Policy loans                                                    52,230       48,767
  Other long term investments                                     30,159           --
  Short-term investments                                              --       33,966
                                                              ----------    ---------
          Total investments                                    1,196,112    1,139,532
Cash                                                              70,383       16,812
Accrued investment income                                         12,646       13,844
Deferred policy acquisition costs                                196,148      185,628
Reinsurance recoverables (note 11)                               181,063      155,026
Other assets                                                       3,368        3,141
Assets held in Separate Accounts                                 163,415      166,950
                                                              ----------    ---------
          Total assets                                        $1,823,135    1,680,933
                                                              ==========    =========

LIABILITIES AND STOCKHOLDER'S EQUITY
Future policy benefits and claims (note 5)                    $1,341,945    1,203,127
Other policyholder funds                                           2,329        1,897
Federal income taxes (note 6):
  Current                                                         22,927        8,461
  Deferred                                                         4,316        9,889
Other liabilities                                                 22,882       25,436
Liabilities related to Separate Accounts                         163,415      166,950
                                                              ----------    ---------
          Total liabilities                                   $1,557,814    1,415,760
                                                              ----------    ---------
Stockholder's equity (notes 3 and 9):
  Class A common stock; authorized 10,000 shares of $3,000
     par value; issued and outstanding 3,200 shares                9,600        9,600
  Additional paid-in capital                                      27,025       27,025
  Accumulated other comprehensive income                           3,473        1,770
  Retained earnings                                              225,223      226,778
                                                              ----------    ---------
          Total stockholder's equity                             265,321      265,173
Commitments and contingencies (notes 8, 11 and 12)
                                                              ----------    ---------
          Total liabilities and stockholder's equity          $1,823,135    1,680,933
                                                              ==========    =========

                See accompanying notes to financial statements.

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                              STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

                                                                2001       2000       1999
                                                              --------    -------    -------
Revenues (note 11):
  Universal life, annuity and investment product policy
     charges                                                  $ 65,541     61,049     57,886
  Traditional life and accident and health insurance
     premiums                                                    7,527      7,800      8,708
  Net investment income (note 4)                                89,510     83,410     76,688
  Net realized losses on investments (note 4)                   (3,185)    (1,049)    (1,571)
                                                              --------    -------    -------
                                                               159,393    151,210    141,711
                                                              --------    -------    -------
Benefits and expenses (notes 10 and 11):
  Benefits and claims                                           91,130     73,998     72,130
  Amortization of deferred policy acquisition costs             17,624      3,201      9,131
  Other operating costs and expenses                            20,008     21,307     15,585
                                                              --------    -------    -------
                                                               128,762     98,506     96,846
                                                              --------    -------    -------
     Income before Federal income taxes                         30,631     52,704     44,865
                                                              --------    -------    -------
Federal income taxes (note 6):
  Current expense                                               14,472     15,616     13,071
  Deferred (benefit) expense                                    (6,286)     2,831      2,632
                                                              --------    -------    -------
                                                                 8,186     18,447     15,703
                                                              --------    -------    -------
     Net income                                               $ 22,445     34,257     29,162
                                                              ========    =======    =======

                See accompanying notes to financial statements.

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

                                                                 ACCUMULATED
                                                  ADDITIONAL        OTHER                        TOTAL
                                        COMMON     PAID-IN      COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                        STOCK      CAPITAL      INCOME (LOSS)    EARNINGS       EQUITY
                                        ------    ----------    -------------    --------    -------------
1999:
  Balance, beginning of year            $9,600      27,025          12,211       163,359        212,195
  Comprehensive income (loss):
     Net income                             --          --              --        29,162         29,162
     Other comprehensive loss (note
       13)                                  --          --         (19,593)           --        (19,593)
                                                                                                -------
  Total comprehensive income                                                                      9,569
                                        ------      ------         -------       -------        -------
  Balance, end of year                  $9,600      27,025          (7,382)      192,521        221,764
                                        ======      ======         =======       =======        =======
2000:
  Balance, beginning of year            $9,600      27,025          (7,382)      192,521        221,764
  Comprehensive income:
     Net income                             --          --              --        34,257         34,257
     Other comprehensive income (note
       13)                                  --          --           9,152            --          9,152
                                                                                                -------
  Total comprehensive income                                                                     43,409
                                        ------      ------         -------       -------        -------
  Balance, end of year                  $9,600      27,025           1,770       226,778        265,173
                                        ======      ======         =======       =======        =======
2001:
  Balance, beginning of year            $9,600      27,025           1,770       226,778        265,173
  Dividends to parent (note 9)              --          --              --       (24,000)       (24,000)
  Comprehensive income:
     Net income                             --          --              --        22,445         22,445
     Other comprehensive income (note
       13)                                  --          --           1,703            --          1,703
                                                                                                -------
  Total comprehensive income                                                                     24,148
                                        ------      ------         -------       -------        -------
  Balance, end of year                  $9,600      27,025           3,473       225,223        265,321
                                        ======      ======         =======       =======        =======

                See accompanying notes to financial statements.

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

                                                                2001         2000        1999
                                                              ---------    --------    --------
Cash flows from operating activities:
  Net income                                                  $  22,445      34,257      29,162
  Adjustments to reconcile net income to net cas provided by operating activities:
       Capitalization of deferred policy acquisition costs      (28,789)    (25,852)    (26,790)
       Amortization of deferred policy acquisition costs         17,624       3,201       9,131
       Amortization and depreciation                                325         522         184
       Realized losses on invested assets, net                    3,185       1,049       1,571
       (Increase) decrease in accrued investment income           1,198      (2,329)        448
       Increase in reinsurance receivables and other assets     (28,547)    (37,378)    (11,995)
       Increase in policyholder account balances                 33,249      35,446      14,650
       Increase (decrease) in other policyholder funds              432        (403)        (57)
       Increase (decrease) in current Federal income tax
          payable                                                14,466       7,641        (976)
       Increase (decrease) in other liabilities                  (2,554)     12,571      (6,724)
       Deferred income taxes                                     (6,286)      2,831       2,632
       Other, net                                                 2,527          (2)        919
                                                              ---------    --------    --------
          Net cash provided by operating activities              29,275      31,554      12,155
                                                              ---------    --------    --------
Cash flows from investing activities:
  Proceeds from maturity of fixed maturities
     available-for-sale                                         162,250      95,908      32,314
  Proceeds from maturity of fixed maturities
     held-to-maturity                                             5,983      13,417       7,944
  Proceeds from repayment of mortgage loans on real estate       22,199      31,809      22,351
  Cost of fixed maturities available-for-sale acquired         (104,971)   (243,442)    (14,965)
  Cost of fixed maturities held-to-maturity acquired             (7,400)     (1,600)     (8,079)
  Cost of mortgage loans on real estate acquired               (105,717)    (31,880)    (55,270)
  Cost of real estate acquired                                  (29,263)         --          --
  Change in other assets, net                                   (30,857)         --          --
  Change in policy loans, net                                    (3,463)     (4,766)     (3,404)
                                                              ---------    --------    --------
          Net cash used in investing activities                 (91,239)   (140,554)    (19,109)
                                                              ---------    --------    --------
Cash flows from financing activities:
  Increase in universal life and investment product account
     balances                                                   274,129     252,178     227,664
  Decrease in universal life and investment product account
     balances                                                  (168,560)   (165,520)   (162,790)
  Dividends to shareholder                                      (24,000)         --          --
                                                              ---------    --------    --------
          Net cash provided by financing activities              81,569      86,658      64,874
                                                              ---------    --------    --------
Net increase (decrease) in cash and cash equivalents             19,605     (22,342)     57,920
Cash and cash equivalents, beginning of year                     50,778      73,120      15,200
                                                              ---------    --------    --------
Cash and cash equivalents, end of year                        $  70,383      50,778      73,120
                                                              =========    ========    ========
Supplemental disclosure:
     Federal income taxes paid                                $      --       7,960      14,540
                                                              =========    ========    ========

                 See accompanying notes to financial statements

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

(1) ORGANIZATION AND BUSINESS DESCRIPTION

Ohio National Life Assurance Corporation (ONLAC or the Company) is a stock life insurance company, wholly owned by The Ohio National Life Insurance Company (ONLIC), a stock life insurance company. ONLAC is a life and health insurer licensed in 47 states, the District of Columbia and Puerto Rico. The Company offers term life, universal life, disability and annuity products through independent agents and other distribution channels and competes with other insurers throughout the United States. The Company is subject to regulation by the insurance departments of states in which it is licensed and undergoes periodic examinations by those departments.

The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

     Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

     Credit Risk is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

     Interest Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which differ from statutory accounting practices prescribed or permitted by regulatory authorities (see note
3).

     (a) Valuation of Investments and Related Gains and Losses

        Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity are classified as available-for-sale and are stated at fair value, with the

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

        unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as trading.

        Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on non-accrual status. Cash receipts on non-accrual status mortgage loans on real estate are included in interest income in the period received.

        Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances.

        Realized gains and losses on the sale of investments are determined on the basis of specific security identification on the trade date, net of associated deferred policy acquisition costs and capital gains expenses. Estimates for valuation allowances and other than temporary declines of the fair value of invested assets are included in net realized gains and losses on investments.

        Dividends are recorded on the ex-dividend date and interest is accrued as earned.

     (b) Revenues and Benefits

        Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual immediate and deferred annuities. Universal life insurance products include universal life, variable universal life and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policy account balances.

        Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of graded premium life and term life policies. Premiums for traditional non-participating life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

        Accident and Health Insurance Products: Accident and health insurance premiums are recognized as revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

     (c) Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For traditional non-participating life insurance products, these deferred acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. For investment and universal life products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, cost of insurance, policy administration and surrender charges. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale (see note 2(a)).

     (d) Separate Accounts

        Separate Account assets and liabilities represent contractholders' funds, which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed.

     (e) Future Policy Benefits

        Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued (see note 5).

        Future policy benefits for investment products in the accumulation phase, universal life and variable universal life insurance policies have been calculated based on participants' contributions plus interest less applicable contract charges.

     (f) Reinsurance Ceded

        Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

     (g) Federal Income Taxes

        ONLAC is included as part of the consolidated federal income tax return of its ultimate parent, Ohio National Mutual Holdings, Inc. The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

        consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

     (h) Cash Equivalents

        For purposes of the statements of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

     (i) Use of Estimates

        In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

        The estimates susceptible to significant change are those used in determining the amortization of deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, those used in determining valuation allowances for deferred tax assets, mortgage loans on real estate and real estate, and those used in determining other than temporary declines in fair value of invested assets. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

     (j) Recently Issued Accounting Pronouncements

        In June 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 141 ("SFAS 141"), "Business Combinations" and SFAS No. 142 ("SFAS 142"), "Goodwill and Other Intangible Assets." SFAS 141 mandates the purchase method of accounting be used for all business combinations initiated after June 30, 2001, and establishes specific criteria for the recognition of intangible assets separately from goodwill. SFAS 142 addresses the accounting for goodwill and intangible assets subsequent to an acquisition. The Company is required to adopt SFAS 142 on January 1, 2002. The Company does not expect the adoption of SFAS 142 to have a material impact on its financial results.

        In June 1998, the FASB issued SFAS 133, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133," and SFAS 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," was effective for the Company as of January 1, 2001.

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

        SFAS 133, as amended, establishes accounting and reporting standards for derivative instruments and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value.

        The Company adopted SFAS 133 as of January 1, 2001. The impact of adoption was not material to the financial position of the Company.

     (k) Reclassifications

        Certain amounts in the 2000 and 1999 financial statements have been reclassified to conform to the 2001 presentation.

(3) BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with GAAP, which differs from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for ONLAC filed with the Ohio Department of Insurance (Department), are prepared on a basis of accounting practices prescribed or permitted by such regulatory authority. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

The statutory basis capital and surplus of ONLAC as of December 31, 2001 and 2000 was $134,028 and $145,831, respectively. The statutory basis net income of ONLAC for the years ended December 31, 2001, 2000 and 1999 was $10,677, $26,041 and $20,567, respectively.

The NAIC completed a project to codify statutory accounting principles (Codification), and issued a new NAIC Accounting Practices and Procedures Manual, which was effective January 1, 2001 for ONLAC. The significant change for ONLAC, as a result of Codification, was the recording of deferred taxes, which were not recorded prior to the adoption of Codification. The impact to statutory basis capital and surplus of adopting codification was an increase of $6,959.

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

(4) INVESTMENTS

An analysis of investment income and realized gains (losses) by investment type follows for the years ended December 31:

                                                                       REALIZED GAINS (LOSSES)
                                           INVESTMENT INCOME               ON INVESTMENTS
                                      ---------------------------    ---------------------------
                                       2001       2000      1999      2001       2000      1999
                                      -------    ------    ------    -------    ------    ------
GROSS INVESTMENT INCOME
Fixed maturities available-for-sale   $52,936    50,143    43,620    $  (233)     (805)   (2,454)
Fixed maturities held-to-maturity       6,969     7,641     7,779         --       294       830
Mortgage loans on real estate          24,844    21,291    21,608     (3,196)   (1,908)       98
Real estate                             3,481        --        --         --        --        --
Short-term investments                  1,023     2,261     1,293         --        --        --
Other                                   3,785     3,051     3,339         --        --        --
                                      -------    ------    ------    -------    ------    ------
          Total gross investment
             income                    93,038    84,387    77,639     (3,429)   (2,419)   (1,526)
                                                                     -------    ------    ------
Investment expenses                    (3,528)     (977)     (951)
DAC amortization due to realized
  gains                                                                  803        --        11
Change in valuation allowance for
  mortgage loans on real estate                                         (559)    1,370       (56)
                                      -------    ------    ------    -------    ------    ------
                                                                         244     1,370       (45)
                                                                     -------    ------    ------
     Net investment income            $89,510    83,410    76,688
                                      =======    ======    ======
  Net realized losses on investments                                 $(3,185)   (1,049)   (1,571)
                                                                     =======    ======    ======

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

The amortized cost and estimated fair value of securities available-for-sale and fixed maturities held-to-maturity were as follows:

                                                                      DECEMBER 31, 2001
                                                     ---------------------------------------------------
                                                                    GROSS         GROSS
                                                     AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                                       COST         GAINS         LOSSES      FAIR VALUE
                                                     ---------    ----------    ----------    ----------
Securities available-for-sale:
  Fixed maturities:
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies     $ 42,381        5,417            --        47,798
     Obligations of states and political
       subdivisions                                     3,792          138           (15)        3,915
     Corporate securities                             331,453       13,540       (20,428)      324,565
     Mortgage-backed securities                       263,620       15,657        (1,482)      277,795
                                                     --------       ------       -------       -------
          Total fixed maturities                     $641,246       34,752       (21,925)      654,073
                                                     ========       ======       =======       =======
Fixed maturity securities held-to-maturity
     Corporate securities                            $ 83,462        3,785          (984)       86,263
     Other                                              2,475          216            --         2,691
                                                     --------       ------       -------       -------
                                                     $ 85,937        4,001          (984)       88,954
                                                     ========       ======       =======       =======

                                                                      DECEMBER 31, 2000
                                                     ---------------------------------------------------
                                                                    GROSS         GROSS
                                                     AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                                       COST         GAINS         LOSSES      FAIR VALUE
                                                     ---------    ----------    ----------    ----------
Securities available-for-sale:
  Fixed maturities:
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies     $ 47,445        6,583            --        54,028
     Obligations of states and political
       subdivisions                                     3,924          190           (16)        4,098
     Corporate securities                             447,991       15,004       (18,422)      444,573
     Mortgage-backed securities                       199,147        5,968           (83)      205,032
                                                     --------       ------       -------       -------
          Total fixed maturities                     $698,507       27,745       (18,521)      707,731
                                                     ========       ======       =======       =======
Fixed maturity securities held-to-maturity:
     Corporate securities                            $ 84,514        2,217        (1,058)       85,763
     Other                                              2,505           53            --         2,558
                                                     --------       ------       -------       -------
                                                     $ 87,019        2,270        (1,058)       88,321
                                                     ========       ======       =======       =======

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

                                                               2001       2000
                                                              -------    ------
Gross unrealized gain                                         $12,827     9,224
Adjustment to deferred policy acquisition costs                (6,525)   (5,077)
Deferred federal income tax                                    (2,204)   (2,377)
                                                              -------    ------
                                                              $ 4,098     1,770
                                                              =======    ======

An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

                                                            2001      2000      1999
                                                           ------    ------    -------
Securities available-for-sale                              $3,603    28,561    (52,248)
Fixed maturity securities held-to-maturity                  1,805     4,349    (11,614)

The amortized cost and estimated fair value of fixed maturity securities available-for-sale and fixed maturity securities held-to-maturity as of December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are allocated based on the last payment date of the underlying mortgage loans with the longest contractual duration as of December 31, 2001.

                                                                  FIXED MATURITY SECURITIES
                                                      --------------------------------------------------
                                                        AVAILABLE-FOR-SALE          HELD-TO-MATURITY
                                                      -----------------------    -----------------------
                                                      AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
                                                        COST       FAIR VALUE      COST       FAIR VALUE
                                                      ---------    ----------    ---------    ----------
Due in one year or less                               $  8,469        8,592          666           672
Due after one year through five years                   41,865       43,641       20,542        20,648
Due after five years through ten years                 136,425      139,171       31,897        29,880
Due after ten years                                    454,484      462,669       32,832        37,754
                                                      --------      -------       ------        ------
                                                      $641,246      654,073       85,937        88,954
                                                      ========      =======       ======        ======

Proceeds from the sale of securities available-for-sale (excluding calls) during 2001, 2000 and 1999 were $161,821, $62,647 and $29,040, respectively. Gross gains of $1,157 ($299 in 2000 and $155 in 1999) and gross losses of $1,264 ($1,219 in 2000 and $1,140 in 1999) were realized on those sales.

Investments with an amortized cost of $3,887 and $3,877 as of December 31, 2001 and 2000, respectively, were on deposit with various regulatory agencies as required by law.

Real estate is presented at cost less accumulated depreciation of $559 in 2001.

The Company generally initiates foreclosure proceedings on all mortgage loans on real estate delinquent sixty days. There was one foreclosure of a mortgage loan in 2001 with an aggregate value of $3,049 and no foreclosures in 2000.

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

(5) FUTURE POLICY BENEFITS AND CLAIMS

The liability for future policy benefits for universal life policies and investment contracts (approximately 82% of the total liability for future policy benefits as of December 31, 2001 and 2000, respectively) has been established based on the aggregate account value without reduction for surrender penalty provisions. The average interest rate to be credited on investment product policies was 6.3%, 6.1% and 6.4% for the years ended December 31, 2001, 2000 and 1999, respectively.

The liability for future policy benefits for traditional life products are based on the following mortality and interest rate assumptions without consideration for withdrawals. The mortality table and interest assumptions used for the majority of new policies are the 1980 CSO table with 4% to 5% interest. With respect to older policies, the mortality table and interest assumptions used are primarily the 1958 CSO table with 4% interest and the 1980 CSO table with 4%-6% interest.

The liability for future policy benefits for individual accident and health policies includes liabilities for active lives, disabled lives and unearned premiums. The liability for active lives is calculated on a two-year preliminary term basis at 3% to 6% interest, using either the 1964 Commissioner's Disability Table (policies issued prior to 1990) or the 1985 Commissioner's Individual Disability Table A (policies issued after 1989). The liability for disabled lives are calculated using either the 1985 Commissioner's Individual Disability Table A at 5% to 5.5% interest (claims incurred after 1989) or the 1971 modification of the 1964 Commissioner's Disability Table, at 3.5% interest (claims incurred prior to 1990).

(6) FEDERAL INCOME TAX

Prior to 1984, the Life Insurance Company Income Tax Act of 1959, as amended by the Deficit Reduction Act of 1984 (DRA), permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in the Policyholders' Surplus Account (PSA). Management considers the likelihood of distributions from the PSA to be remote; therefore, no Federal income tax has been provided for such distributions in the financial statements. The DRA eliminated any additional deferrals to the PSA. Any distributions from the PSA, however, will continue to be taxable at the then current tax rate. The pre-tax balance of the PSA is approximately $5,257 as of December 31, 2001.

Total Federal income tax expense for the years ended December 31, 2001, 2000 and 1999 differs from the amount computed by applying the U.S. Federal income tax rate to income before federal income tax as follows:

                                                    2001             2000             1999
                                               --------------   --------------   --------------
                                               AMOUNT     %     AMOUNT     %     AMOUNT     %
                                               -------   ----   -------   ----   -------   ----
Computed (expected) tax expense                $10,721   35.0   $18,447   35.0   $15,703   35.0
Dividends received deduction and tax exempt
  interest                                         (43)  (0.1)     (192)  (0.4)      (87)  (0.6)
Other, net                                      (2,492)  (8.1)      192    0.4        87    0.6
                                               -------   ----   -------   ----   -------   ----
          Total expense and effective rate     $ 8,186   26.8   $18,447   35.0   $15,703   35.0
                                               =======   ====   =======   ====   =======   ====

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 2001 and 2000 relate to the following:

                                                            2001       2000
                                                          --------    -------
Deferred tax assets:
  Future policy benefits                                  $108,417     90,151
  Mortgage loans on real estate                                774      1,182
  Other                                                        449         --
                                                          --------    -------
          Total gross deferred tax assets                  109,640     91,333
                                                          --------    -------
Deferred tax liabilities:
  Deferred policy acquisition costs                         44,358     44,942
  Fixed maturity securities available-for-sale               4,487      1,233
  Reinsurance recoverable                                   62,923     54,260
  Other                                                      2,188        787
                                                          --------    -------
          Total gross deferred tax liabilities             113,956    101,222
                                                          --------    -------
          Net deferred tax liability                      $ (4,316)    (9,889)
                                                          ========    =======

The Company has determined that a deferred tax asset valuation allowance was not needed as of December 31, 2001 and 2000. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers primarily the scheduled reversal of deferred tax liabilities and tax planning strategies in making this assessment and believes it is more likely than not the Company will realize the benefits of the deductible differences remaining at December 31, 2001.

(7) DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, Disclosures about Fair Value of Financial Instruments (SFAS 107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. SFAS 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

The following methods and assumptions were used by the Company in estimating its fair value disclosures:

     Cash, Short-Term Investments, Policy Loans, and Other Policyholder Funds -- The carrying amount reported in the balance sheet for these instruments approximate their fair value.

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

     Investment Securities -- Fair value for fixed maturity securities generally represent quoted market prices traded in the public market place. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services, or in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and duration of the investments.

     Separate Account Assets and Liabilities -- The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the accumulated contract value in the Separate Account portfolios.

     Mortgage Loans on Real Estate -- The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

     Deferred and Immediate Annuities and Investment Contracts -- Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

The carrying amount and estimated fair value of financial instruments subject to SFAS 107 disclosure requirements were as follows as of December 31:

                                                              2000                      2000
                                                     ----------------------    ----------------------
                                                     CARRYING    ESTIMATED     CARRYING    ESTIMATED
                                                      AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                                     --------    ----------    --------    ----------
ASSETS:
  Investments:
     Fixed maturities available-for-sale             $654,073     654,073      707,731      707,731
     Fixed maturities held-to-maturity                 85,937      88,954       87,019       88,321
     Mortgage loans on real estate                    345,009     359,977      262,049      268,182
     Policy loans                                      52,230      52,230       48,767       48,767
     Short-term investments                                --          --       33,966       33,966
  Cash                                                 70,383      70,383       16,812       16,812
  Assets held in Separate Accounts                    163,415     163,415      166,950      166,950
LIABILITIES:
  Deferred and immediate annuity contracts            156,398     156,807      128,538      127,360
  Other policyholder funds                              2,329       2,329        1,897        1,897
  Liabilities related to Separate Accounts            163,415     163,415      166,950      166,950

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

(8) ADDITIONAL FINANCIAL INSTRUMENTS DISCLOSURE

     (a) Financial Instruments with Off-Balance-Sheet Risk

        The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund venture capital partnerships of approximately $11,786 and $0 as of December 31, 2001 and 2000, respectively. These commitments involve to varying degrees, elements of credit and market risk in excess of amounts recognized in the financial statements. The credit risk of all financial instruments, whether on- or off-balance sheet, is controlled through credit approvals, limits and monitoring procedures.

     (b) Significant Concentrations of Credit Risk

        Mortgage loans are collateralized by the underlying properties. Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants mainly commercial mortgage loans to customers throughout the United States. The Company has a diversified loan portfolio with no exposure greater than 11% in any state at December 31, 2001. The summary below depicts loan exposure of remaining principal balances by type at December 31:

                                                    2001       2000
                                                  --------    -------
MORTGAGE ASSETS BY TYPE:
  Retail                                          $100,408     85,194
  Office                                            78,873     55,663
  Apartment                                         82,982     61,141
  Industrial                                        55,741     42,150
  Other                                             28,568     18,904
                                                  --------    -------
                                                   346,572    263,052
          Less valuation allowances                  1,563      1,003
                                                  --------    -------
          Total mortgage loans on real estate,
             net                                  $345,009    262,049
                                                  ========    =======

(9) REGULATORY RISK-BASED CAPITAL AND DIVIDEND RESTRICTIONS

ONLAC exceeds the minimum risk-based capital (RBC) requirements as established by the NAIC as of December 31, 2001. Also, the impact of adoption of Codification as of January 1, 2001 (see note 3) did not have a material impact on ONLAC's RBC level.

The payment of dividends by the Company to its parent, ONLIC, is limited by Ohio insurance laws. The maximum dividend that may be paid without prior approval of the Director of the Department is limited to the greater of the net income of the preceding calendar year or 10% of unassigned statutory surplus as of the preceding December 31. The Company paid dividends of $24,000 in 2001 (none in 2000 and 1999). Dividends of approximately $10,677 may be paid in 2002 without prior approval.

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

(10) RELATED PARTY TRANSACTIONS

The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel, space and supplies, accounting, data processing and related services to ONLAC. This agreement resulted in charges to the Company of approximately $18,600, $16,600 and $14,000 in 2001, 2000 and 1999,
respectively.

On April 30, 2001, the Company sold fixed maturity securities with a carrying value of $100,390 to ONLIC. In exchange for these securities, the Company received limited partnerships valued at $29,737, mortgage loans valued at $68,799 and $1,854 in cash.

(11) REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with its parent, ONLIC, and other insurance companies. Amounts in the accompanying financial statements related to ceded business are as follows:

                                                  2001                    2000                    1999
                                          ---------------------   ---------------------   ---------------------
                                                        NON-                    NON-                    NON-
                                          AFFILIATE   AFFILIATE   AFFILIATE   AFFILIATE   AFFILIATE   AFFILIATE
                                          ---------   ---------   ---------   ---------   ---------   ---------
Premiums                                   $27,432      33,576     25,985      29,871      25,495      21,669
Benefits incurred                           16,826      15,490     13,253      16,455      12,943      12,704
Commission and expense allowances            1,165       6,989      1,285       5,893       2,889       2,984
Reinsurance recoverable:
     Reserves for future policy benefits    75,554     100,763     74,746      79,223      50,111      57,064
     Policy and contract claims payable      3,205       1,541        501         556       1,609       1,663

Net traditional life and accident and health insurance premium income in 2001, 2000 and 1999 is summarized as follows:

                                                          2001       2000       1999
                                                         -------    -------    -------
Direct premiums earned                                   $66,438     61,514     53,701
Reinsurance assumed                                        2,098      2,142      2,172
Reinsurance ceded                                        (61,009)   (55,856)   (47,165)
                                                         -------    -------    -------
          Net premiums earned                            $ 7,527      7,800      8,708
                                                         =======    =======    =======

Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

Effective January 1, 2002, the Company terminated its individual life reinsurance agreement with The Ohio National Life Insurance Company, the Company's parent. The effect of the termination of this agreement will be a cost to the Company of approximately $10 million in 2002.

FORM 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2001, 2000 AND 1999
                             (DOLLARS IN THOUSANDS)

(12) CONTINGENCIES

The Company is a defendant in various legal actions arising in the normal course of business. While the outcome of such matters cannot be predicted with certainty, management believes such matters will be resolved without material adverse impact on the financial condition of the Company.

(13) OTHER COMPREHENSIVE INCOME

Other Comprehensive Income includes net income as well as certain items that are reported directly within the separate components of stockholder's equity that bypass net income. The related before and after federal tax amounts for the years ended December 31, 2001, 2000 and 1999 were as follows:

                                                    2001      2000      1999
                                                   ------    ------    -------
Unrealized gains (losses) on securities
  available-for-sale arising during the period:
     Net of adjustment to deferred policy
       acquisition costs                           $2,001    12,994    (26,481)
     Related Federal tax (expense) benefit           (568)   (5,196)    10,500
                                                   ------    ------    -------
          Net                                       1,433     7,798    (15,981)
                                                   ------    ------    -------
Less:
  Reclassification adjustment for net (losses)
     gains on securities available-for-sale
     realized during the period:
       Gross                                         (416)   (2,083)     5,557
       Related Federal tax benefit (expense)          146       729     (1,945)
                                                   ------    ------    -------
          Net                                        (270)   (1,354)     3,612
                                                   ------    ------    -------
Total other comprehensive income (loss)            $1,703     9,152    (19,593)
                                                   ======    ======    =======

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENT OF ASSETS AND CONTRACT OWNERS' EQUITY

                                                               December 31, 2001

                                                       MONEY                                                        CAPITAL
                                       EQUITY         MARKET          BOND           OMNI        INTERNATIONAL    APPRECIATION
                                     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                     -----------    -----------    -----------    -----------    -------------    ------------
Assets -- Investments at market
  value (note 2)...................  $31,837,334    $9,079,178     $3,240,586     $7,846,269      $12,693,302     $12,204,712
                                     ===========    ==========     ==========     ==========      ===========     ===========
Contract owners' equity
  Contracts in accumulation period
     (note 3)......................  $31,837,334    $9,079,178     $3,240,586     $7,846,269      $12,693,302     $12,204,712
                                     ===========    ==========     ==========     ==========      ===========     ===========


                                      SMALL CAP
                                     SUBACCOUNT
                                     -----------
Assets -- Investments at market
  value (note 2)...................  $16,933,981
                                     ===========
Contract owners' equity
  Contracts in accumulation period
     (note 3)......................  $16,933,981
                                     ===========

                                    INTERNATIONAL
                                        SMALL        AGGRESSIVE        CORE         GROWTH &        S&P 500        SOCIAL
                                       COMPANY         GROWTH         GROWTH         INCOME          INDEX        AWARENESS
                                     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                    -------------    -----------    -----------    -----------    -----------    -----------
Assets -- Investments at market
  value (note 2)..................   $ 2,956,702     $2,878,135     $2,678,934     $12,374,416    $18,286,748    $   306,252
                                     ===========     ==========     ==========     ===========    ===========    ===========
Contract owners' equity
  Contracts in accumulation period
     (note 3).....................   $ 2,956,702     $2,878,135     $2,678,934     $12,374,416    $18,286,748    $   306,252
                                     ===========     ==========     ==========     ===========    ===========    ===========


                                     BLUE CHIP
                                    SUBACCOUNT
                                    -----------
Assets -- Investments at market
  value (note 2)..................  $   598,028
                                    ===========
Contract owners' equity
  Contracts in accumulation period
     (note 3).....................  $   598,028
                                    ===========

                                                                                         JANUS ASPEN SERIES INSTITUTIONAL SHARES
                                              HIGH                                      -----------------------------------------
                              EQUITY         INCOME         CAPITAL        NASDAQ                       WORLDWIDE
                              INCOME          BOND          GROWTH           100          GROWTH         GROWTH        BALANCED
                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                            -----------    -----------    -----------    -----------    -----------    -----------    -----------
Assets -- Investments at
  market value (note 2)...  $   151,628    $  247,785     $1,811,952     $  197,228     $ 6,911,944    $ 5,686,148    $ 2,691,224
                            ===========    ==========     ==========     ==========     ===========    ===========    ===========
Contract owners' equity
  Contracts in
     accumulation period
     (note 3).............  $   151,628    $  247,785     $1,811,952     $  197,228     $ 6,911,944    $ 5,686,148    $ 2,691,224
                            ===========    ==========     ==========     ==========     ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENT OF ASSETS AND CONTRACT OWNERS' EQUITY

                                                               December 31, 2001

                                  STRONG VARIABLE ANNUITY FUNDS
                            -----------------------------------------
                            OPPORTUNITY     MULTI CAP       MID-CAP
                                II          VALUE II       GROWTH II
                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                            -----------    -----------    -----------
Assets -- Investments at
  market value (note 2)...  $1,144,032     $  340,388     $1,755,503
                            ==========     ==========     ==========
Contract owners' equity
  Contracts in
     accumulation period
     (note 3).............  $1,144,032     $  340,388     $1,755,503
                            ==========     ==========     ==========

                                                                           MORGAN
                                          GOLDMAN SACHS                    STANLEY
                            -----------------------------------------    -----------
                            VIT GROWTH      VIT CORE      VIT CAPITAL      US REAL
                             & INCOME       US EQUITY       GROWTH         ESTATE
                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                            -----------    -----------    -----------    -----------
Assets -- Investments at
  market value (note 2)...  $  830,372     $  135,321     $  254,132     $  268,159
                            ==========     ==========     ==========     ==========
Contract owners' equity
  Contracts in
     accumulation period
     (note 3).............  $  830,372     $  135,321     $  254,132     $  268,159
                            ==========     ==========     ==========     ==========

                                LAZARD RETIREMENT            PBHG
                            --------------------------    -----------
                             EMERGING         SMALL         TECH &
                              MARKET           CAP           COMM
                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                            -----------    -----------    -----------
Assets -- Investments at
  market value (note 2)...  $  644,315     $1,634,246     $  117,758
                            ==========     ==========     ==========
Contract owners' equity
  Contracts in
     accumulation period
     (note 3).............  $  644,315     $1,634,246     $  117,758
                            ==========     ==========     ==========


                                    FIDELITY VIP SERVICE CL 2
                            -----------------------------------------
                            MID-CAP III     CONTRA II       GROWTH
                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                            -----------    -----------    -----------
Assets -- Investments at
  market value (note 2)...  $  466,140     $  410,277     $  335,222
                            ==========     ==========     ==========
Contract owners' equity
  Contracts in
     accumulation period
     (note 3).............  $  466,140     $  410,277     $  335,222
                            ==========     ==========     ==========

                                JANUS ASPEN SERIES SERVICE SHARES
                            -----------------------------------------
                                            WORLDWIDE
                              GROWTH         GROWTH        BALANCED
                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                            -----------    -----------    -----------
Assets -- Investments at
  market value (note 2)...  $1,045,766     $1,110,428     $1,247,432
                            ==========     ==========     ==========
Contract owners' equity
  Contracts in
     accumulation period
     (note 3).............  $1,045,766     $1,110,428     $1,247,432
                            ==========     ==========     ==========

                            JP MORGAN SERIES TRUST II
                            --------------------------
                               SMALL         MID-CAP
                              COMPANY         VALUE
                            SUBACCOUNT     SUBACCOUNT
                            -----------    -----------
Assets -- Investments at
  market value (note 2)...  $      143     $    4,626
                            ==========     ==========
Contract owners' equity
  Contracts in
     accumulation period
     (note 3).............  $      143     $    4,626
                            ==========     ==========

                                    MFS INVESTMENT MANAGEMENT
                            -----------------------------------------
                                NEW         INVESTORS       MID CAP
                             DISCOVERY       GROWTH         GROWTH
                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                            -----------    -----------    -----------
Assets -- Investments at
  market value (note 2)...  $    2,657     $    4,943     $    1,238
                            ==========     ==========     ==========
Contract owners' equity
  Contracts in
     accumulation period
     (note 3).............  $    2,657     $    4,943     $    1,238
                            ==========     ==========     ==========

                            MFS INVESTMENT MANAGEMENT
                            -----------
                               TOTAL
                              RETURN
                            SUBACCOUNT
                            -----------
Assets -- Investments at
  market value (note 2)...  $   49,624
                            ==========
Contract owners' equity
  Contracts in
     accumulation period
     (note 3).............  $   49,624
                            ==========

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                             EQUITY                                    MONEY MARKET
                                                           SUBACCOUNT                                   SUBACCOUNT
                                            -----------------------------------------    ----------------------------------------
                                               2001           2000           1999           2001           2000           1999
                                            -----------    -----------    -----------    -----------    -----------    ----------
Investment activity:
  Reinvested dividends....................  $    95,516    $ 1,875,070    $   103,759    $   202,038    $   219,131    $  157,294
  Risk & administrative expense (note
     4)...................................     (247,807)      (254,104)      (236,084)       (43,573)       (26,525)      (23,933)
                                            -----------    -----------    -----------    -----------    -----------    ----------
       Net investment activity............     (152,291)     1,620,966       (132,325)       158,465        192,606       133,361
                                            -----------    -----------    -----------    -----------    -----------    ----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains.............            0        115,765     13,411,033              0              0             0
     Realized gain (loss).................     (270,595)      (207,654)     1,165,160         (7,547)         7,486       (31,917)
     Unrealized loss......................   (2,684,221)    (4,169,717)    (8,842,357)             0              0             0
                                            -----------    -----------    -----------    -----------    -----------    ----------
       Net gain (loss) on investments.....   (2,954,816)    (4,261,606)     5,733,836         (7,547)         7,486       (31,917)
                                            -----------    -----------    -----------    -----------    -----------    ----------
          Net increase (decrease) in
            contract owners' equity from
            operations....................  $(3,107,107)   $(2,640,640)   $ 5,601,511    $   150,918    $   200,092    $  101,444
                                            ===========    ===========    ===========    ===========    ===========    ==========

                                                              BOND                                         OMNI
                                                           SUBACCOUNT                                   SUBACCOUNT
                                           ------------------------------------------    ----------------------------------------
                                              2001            2000           1999           2001           2000           1999
                                           -----------     -----------    -----------    -----------    -----------    ----------
Investment activity:
  Reinvested dividends...................  $   170,752     $   146,697    $  120,071     $   154,866    $   130,299    $  259,003
  Risk & administrative expense (note
     4)..................................      (20,173)        (15,841)      (13,410)        (62,015)       (82,486)      (89,113)
                                           -----------     -----------    -----------    -----------    -----------    ----------
       Net investment activity...........      150,579         130,856       106,661          92,851         47,813       169,890
                                           -----------     -----------    -----------    -----------    -----------    ----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains............            0               0             0               0      1,735,033       411,548
     Realized gain (loss)................       (1,058)        (14,604)       (6,506)       (378,674)       232,416       431,731
     Unrealized gain (loss)..............       38,294          (6,663)     (103,003)       (980,043)    (3,721,000)      164,688
                                           -----------     -----------    -----------    -----------    -----------    ----------
       Net gain (loss) on investments....       37,236         (21,267)     (109,509)     (1,358,717)    (1,753,551)    1,007,967
                                           -----------     -----------    -----------    -----------    -----------    ----------
          Net increase (decrease) in
            contract owners' equity from
            operations...................  $   187,815     $   109,589    $   (2,848)    $(1,265,866)   $(1,705,738)   $1,177,857
                                           ===========     ===========    ===========    ===========    ===========    ==========

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                          INTERNATIONAL                            CAPITAL APPRECIATION
                                                           SUBACCOUNT                                   SUBACCOUNT
                                            -----------------------------------------    ----------------------------------------
                                               2001           2000           1999           2001           2000           1999
                                            -----------    -----------    -----------    -----------    -----------    ----------
Investment activity:
  Reinvested dividends....................  $         0    $ 3,899,826    $         0    $    51,281    $ 1,108,205    $  181,793
  Risk & administrative expense (note
     4)...................................     (110,798)      (165,974)      (125,913)       (77,316)       (56,248)      (56,169)
                                            -----------    -----------    -----------    -----------    -----------    ----------
       Net investment activity............     (110,798)     3,733,852       (125,913)       (26,035)     1,051,957       125,624
                                            -----------    -----------    -----------    -----------    -----------    ----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains.............            0      1,504,779              0      1,015,327          8,097       700,498
     Realized gain (loss).................     (514,895)       772,321        (55,726)        43,195        (51,838)       36,655
     Unrealized gain (loss)...............   (4,837,063)   (11,248,050)    10,000,013       (165,153)     1,086,250      (450,311)
                                            -----------    -----------    -----------    -----------    -----------    ----------
       Net gain (loss) on investments.....   (5,351,958)    (8,970,950)     9,944,287        893,369      1,042,509       286,842
                                            -----------    -----------    -----------    -----------    -----------    ----------
          Net increase (decrease) in
            contract owners' equity from
            operations....................  $(5,462,756)   $(5,237,098)   $ 9,818,374    $   867,334    $ 2,094,466    $  412,466
                                            ===========    ===========    ===========    ===========    ===========    ==========

                                                            SMALL CAP                          INTERNATIONAL SMALL COMPANY
                                                           SUBACCOUNT                                   SUBACCOUNT
                                            -----------------------------------------    ----------------------------------------
                                               2001           2000           1999           2001           2000           1999
                                            -----------    -----------    -----------    -----------    -----------    ----------
Investment activity:
  Reinvested dividends....................  $         0    $ 1,697,800    $         0    $         0    $         0    $        0
  Risk & administrative expense (note
     4)...................................     (128,290)      (183,660)      (100,544)       (25,376)       (37,705)      (20,937)
                                            -----------    -----------    -----------    -----------    -----------    ----------
       Net investment activity............     (128,290)     1,514,140       (100,544)       (25,376)       (37,705)      (20,937)
                                            -----------    -----------    -----------    -----------    -----------    ----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains.............            0      2,858,005      5,797,375              0        245,250       479,458
     Realized gain (loss).................     (354,253)       707,796        307,091       (120,009)       141,064       202,058
     Unrealized gain (loss)...............   (3,437,379)    (7,883,839)     5,205,819     (1,091,565)    (2,137,347)    1,832,353
                                            -----------    -----------    -----------    -----------    -----------    ----------
       Net gain (loss) on investments.....   (3,791,632)    (4,318,038)    11,310,285     (1,211,574)    (1,751,033)    2,513,869
                                            -----------    -----------    -----------    -----------    -----------    ----------
          Net increase (decrease) in
            contract owners' equity from
            operations....................  $(3,919,922)   $(2,803,898)   $11,209,741    $(1,236,950)   $(1,788,738)   $2,492,932
                                            ===========    ===========    ===========    ===========    ===========    ==========

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                        AGGRESSIVE GROWTH                              CORE GROWTH
                                                            SUBACCOUNT                                  SUBACCOUNT
                                             ----------------------------------------    ----------------------------------------
                                                2001           2000           1999          2001           2000           1999
                                             -----------    -----------    ----------    -----------    -----------    ----------
Investment activity:
  Reinvested dividends.....................  $    32,620    $         0    $        0    $         0    $   474,511    $        0
  Risk & administrative expense (note 4)...      (22,074)       (31,124)      (26,551)       (22,452)       (36,095)      (14,942)
                                             -----------    -----------    ----------    -----------    -----------    ----------
       Net investment activity.............       10,546        (31,124)      (26,551)       (22,452)       438,416       (14,942)
                                             -----------    -----------    ----------    -----------    -----------    ----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains..............            0              0             0         27,425        235,726       763,382
     Realized gain (loss)..................     (156,386)        20,259       (41,002)      (395,289)       147,702       115,808
     Unrealized gain (loss)................   (1,078,272)    (1,336,236)      248,666     (1,338,547)    (1,923,525)      875,700
                                             -----------    -----------    ----------    -----------    -----------    ----------
       Net gain (loss) on investments......   (1,234,658)    (1,315,977)      207,664     (1,706,411)    (1,540,097)    1,754,890
                                             -----------    -----------    ----------    -----------    -----------    ----------
          Net increase (decrease) in
            contract owners' equity from
            operations.....................  $(1,224,112)   $(1,347,101)   $  181,113    $(1,728,863)   $(1,101,681)   $1,739,948
                                             ===========    ===========    ==========    ===========    ===========    ==========

                                                         GROWTH & INCOME                              S&P 500 INDEX
                                                            SUBACCOUNT                                  SUBACCOUNT
                                             ----------------------------------------    ----------------------------------------
                                                2001           2000           1999          2001           2000           1999
                                             -----------    -----------    ----------    -----------    -----------    ----------
Investment activity:
  Reinvested dividends.....................  $   162,223    $ 1,439,314    $   17,648    $   365,757    $   586,350    $  355,574
  Risk & administrative expense (note 4)...      (94,276)      (102,079)      (60,687)      (132,521)      (138,866)     (103,243)
                                             -----------    -----------    ----------    -----------    -----------    ----------
       Net investment activity.............       67,947      1,337,235       (43,039)       233,236        447,484       252,331
                                             -----------    -----------    ----------    -----------    -----------    ----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains..............       10,239        389,114     1,905,785              0        153,012     1,388,105
     Realized gain (loss)..................     (110,693)       396,768        74,709       (226,459)       184,103       199,621
     Unrealized gain (loss)................   (1,829,027)    (3,347,968)    2,666,425     (2,705,218)    (2,865,408)    1,477,659
                                             -----------    -----------    ----------    -----------    -----------    ----------
       Net gain (loss) on investments......   (1,929,481)    (2,562,086)    4,646,919     (2,931,677)    (2,528,293)    3,065,385
                                             -----------    -----------    ----------    -----------    -----------    ----------
          Net increase (decrease) in
            contract owners' equity from
            operations.....................  $(1,861,534)   $(1,224,851)   $4,603,880    $(2,698,441)   $(2,080,809)   $3,317,716
                                             ===========    ===========    ==========    ===========    ===========    ==========

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                                      SOCIAL AWARENESS                      BLUE CHIP
                                                                         SUBACCOUNT                         SUBACCOUNT
                                                              --------------------------------    ------------------------------
                                                                2001        2000        1999        2001       2000      1999(B)
                                                              --------    --------    --------    --------    -------    -------
Investment activity:
  Reinvested dividends......................................  $      0    $      0    $  2,088    $  2,930    $ 1,372      $ 0
  Risk & administrative expense (note 4)....................    (2,383)     (3,192)     (3,374)     (3,190)    (1,135)       0
                                                              --------    --------    --------    --------    -------      ---
       Net investment activity..............................    (2,383)     (3,192)     (1,286)       (260)       237        0
                                                              --------    --------    --------    --------    -------      ---
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains...............................         0           0           0           0         36        1
     Realized gain (loss)...................................   (14,987)     18,177     (62,411)       (709)       314        0
     Unrealized gain (loss).................................   (55,593)    (57,196)    131,316     (17,986)    12,621       10
                                                              --------    --------    --------    --------    -------      ---
       Net gain (loss) on investments.......................   (70,580)    (39,019)     68,905     (18,695)    12,971       11
                                                              --------    --------    --------    --------    -------      ---
          Net increase (decrease) in contract owners' equity
            from operations.................................  $(72,963)   $(42,211)   $ 67,619    $(18,955)   $13,208      $11
                                                              ========    ========    ========    ========    =======      ===

                                                                                              HIGH INCOME BOND
                                                           EQUITY INCOME SUBACCOUNT              SUBACCOUNT
                                                           ------------------------    -------------------------------
                                                              2001        2000(B)        2001        2000      1999(B)
                                                           ----------    ----------    --------    --------    -------
Investment activity:
  Reinvested dividends...................................   $  1,453      $    450     $ 18,750    $  2,352    $   526
  Risk & administrative expense (note 4).................       (677)         (201)      (1,024)       (243)       (17)
                                                            --------      --------     --------    --------    -------
       Net investment activity...........................        776           249       17,726       2,109        509
                                                            --------      --------     --------    --------    -------
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains............................          0             0            0           0          0
     Realized gain (loss)................................     (5,089)          104       (2,826)     (3,189)         1
     Unrealized loss.....................................     (5,610)       (7,151)     (12,731)     (3,154)      (347)
                                                            --------      --------     --------    --------    -------
       Net loss on investments...........................    (10,699)       (7,047)     (15,557)     (6,343)      (346)
                                                            --------      --------     --------    --------    -------
          Net increase (decrease) in contract owners'
            equity from operations.......................   $ (9,923)     $ (6,798)    $  2,169    $ (4,234)   $   163
                                                            ========      ========     ========    ========    =======

---------------

(b) Period from November 1, 1999, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                      CAPITAL GROWTH SUBACCOUNT              NASDAQ 100 SUBACCOUNT
                                               ----------------------------------------    --------------------------
                                                  2001           2000         1999(B)         2001          2000(C)
                                               -----------    -----------    ----------    -----------    -----------
Investment activity:
  Reinvested dividends.......................  $         0    $         0    $        0    $         0    $         0
  Risk & administrative expense (note 4).....      (13,580)       (14,838)          (84)          (788)           (10)
                                               -----------    -----------    ----------    -----------    -----------
       Net investment activity...............      (13,580)       (14,838)          (84)          (788)           (10)
                                               -----------    -----------    ----------    -----------    -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains................            0          1,346        25,879              0              0
     Realized gain (loss)....................     (286,265)      (108,562)          776        (13,493)           (66)
     Unrealized loss.........................      (48,531)      (872,475)       (6,339)       (17,337)        (3,269)
                                               -----------    -----------    ----------    -----------    -----------
       Net loss on investments...............     (334,796)      (979,691)       20,316        (30,830)        (3,335)
                                               -----------    -----------    ----------    -----------    -----------
          Net increase (decrease) in contract
            owners' equity from operations...  $  (348,376)   $  (994,529)   $   20,232    $   (31,618)   $    (3,345)
                                               ===========    ===========    ==========    ===========    ===========

                                                                    JANUS ASPEN SERIES INSTITUTIONAL SHARES
                                               ----------------------------------------------------------------------------------
                                                          GROWTH SUBACCOUNT                     WORLDWIDE GROWTH SUBACCOUNT
                                               ----------------------------------------    --------------------------------------
                                                  2001           2000         1999(A)         2001           2000        1999(A)
                                               -----------    -----------    ----------    -----------    -----------    --------
Investment activity:
  Reinvested dividends.......................  $     5,212    $   210,081    $    6,902    $    29,649    $   132,452    $  1,005
  Risk & administrative expense (note 4).....      (57,295)       (63,219)      (14,713)       (45,295)       (47,124)     (6,966)
                                               -----------    -----------    ----------    -----------    -----------    --------
       Net investment activity...............      (52,083)       146,862        (7,811)       (15,646)        85,328      (5,961)
                                               -----------    -----------    ----------    -----------    -----------    --------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains................       15,120        495,036         6,806              0        428,233           0
     Realized gain (loss)....................     (371,422)        59,863         9,588       (185,220)        11,864       3,506
     Unrealized gain (loss)..................   (1,862,821)    (2,302,389)    1,075,487     (1,416,775)    (1,892,917)    954,815
                                               -----------    -----------    ----------    -----------    -----------    --------
       Net gain (loss) on investments........   (2,219,123)    (1,747,490)    1,091,881     (1,601,995)    (1,452,820)    958,321
                                               -----------    -----------    ----------    -----------    -----------    --------
          Net increase (decrease) in contract
            owners' equity from operations...  $(2,271,206)   $(1,600,628)   $1,084,070    $(1,617,641)   $(1,367,492)   $952,360
                                               ===========    ===========    ==========    ===========    ===========    ========

---------------

(a) Period from May 3, 1999, date of commencement of operations.

(b) Period from November 1, 1999, date of commencement of operations.

(c) Period from October 16, 2000, date of commencement of operations.
   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                     JANUS ASPEN SERIES INSTITUTIONAL SHARES      STRONG VARIABLE ANNUITY FUNDS
                                                     ---------------------------------------    ---------------------------------
                                                               BALANCED SUBACCOUNT                  OPPORTUNITY II SUBACCOUNT
                                                     ---------------------------------------    ---------------------------------
                                                        2001           2000         1999(B)       2001         2000       1999(B)
                                                     -----------    -----------    ---------    ---------    ---------    -------
Investment activity:
  Reinvested dividends.............................   $  67,530      $  95,360       $  583     $   4,119    $   1,087    $     0
  Risk & administrative expense (note 4)...........     (18,116)        (9,300)         (18)       (5,455)      (1,814)        (3)
                                                      ---------      ---------       ------     ---------    ---------    -------
       Net investment activity.....................      49,414         86,060          565        (1,336)        (727)        (3)
                                                      ---------      ---------       ------     ---------    ---------    -------
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains......................           0         89,771            0       163,009       57,424          0
     Realized gain (loss)..........................     (28,947)        (3,530)         191       (22,244)       1,395          0
     Unrealized gain (loss)........................    (141,137)      (217,507)       1,157      (154,158)     (56,037)       246
                                                      ---------      ---------       ------     ---------    ---------    -------
       Net gain (loss) on investments..............    (170,084)      (131,266)       1,348       (13,393)       2,782        246
                                                      ---------      ---------       ------     ---------    ---------    -------
          Net increase (decrease) in contract
            owners' equity from operations.........   $(120,670)     $ (45,206)      $1,913     $ (14,729)   $   2,055    $   243
                                                      =========      =========       ======     =========    =========    =======

                                                                               STRONG VARIABLE ANNUITY FUNDS
                                                           ----------------------------------------------------------------------
                                                             MULTI CAP VALUE II SUBACCOUNT        MID-CAP GROWTH II SUBACCOUNT
                                                           ---------------------------------    ---------------------------------
                                                             2001         2000       1999(B)      2001         2000       1999(B)
                                                           ---------    ---------    -------    ---------    ---------    -------
Investment activity:
  Reinvested dividends...................................  $      13    $   1,025    $   20     $       0    $       0    $     0
  Risk & administrative expense (note 4).................     (2,258)      (1,385)       (3)      (12,882)      (9,537)      (107)
                                                           ---------    ---------    ------     ---------    ---------    -------
       Net investment activity...........................     (2,245)        (360)       17       (12,882)      (9,537)      (107)
                                                           ---------    ---------    ------     ---------    ---------    -------
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains............................        109            0        91             0      128,565          0
     Realized gain (loss)................................     (2,513)       5,741        36      (160,074)     (44,438)       453
     Unrealized gain (loss)..............................     10,592        3,339      (122)     (518,152)    (512,724)    25,711
                                                           ---------    ---------    ------     ---------    ---------    -------
       Net gain (loss) on investments....................      8,188        9,080         5      (678,226)    (428,597)    26,164
                                                           ---------    ---------    ------     ---------    ---------    -------
          Net increase (decrease) in contract owners'
            equity from operations.......................  $   5,943    $   8,720    $   22     $(691,108)   $(438,134)   $26,057
                                                           =========    =========    ======     =========    =========    =======

---------------

(b) Period from November 1, 1999, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                                                        GOLDMAN SACHS
                                                              -----------------------------------------------------------------
                                                              VIT GROWTH & INCOME SUBACCOUNT     VIT CORE US EQUITY SUBACCOUNT
                                                              -------------------------------    ------------------------------
                                                                2001        2000      1999(A)      2001       2000      1999(B)
                                                              --------    --------    -------    --------    -------    -------
Investment activity:
  Reinvested dividends......................................  $  3,918    $  3,377    $ 7,699    $    612    $   597     $ 25
  Risk & administrative expense (note 4)....................    (6,428)     (6,515)    (1,357)       (777)      (295)      (4)
                                                              --------    --------    -------    --------    -------     ----
       Net investment activity..............................    (2,510)     (3,138)     6,342        (165)       302       21
                                                              --------    --------    -------    --------    -------     ----
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains...............................         0           0          0           0        532       88
     Realized gain (loss)...................................   (22,476)        621     (1,291)     (9,305)    (2,349)     (15)
     Unrealized gain (loss).................................   (70,286)    (43,928)     5,904      (8,079)    (7,110)     283
                                                              --------    --------    -------    --------    -------     ----
       Net gain (loss) on investments.......................   (92,762)    (43,307)     4,613     (17,384)    (8,927)     356
                                                              --------    --------    -------    --------    -------     ----
          Net increase (decrease) in contract owners' equity
             from operations................................  $(95,272)   $(46,445)   $10,955    $(17,549)   $(8,625)    $377
                                                              ========    ========    =======    ========    =======     ====

                                                                                                   MORGAN STANLEY
                                                                       GOLDMAN SACHS             -------------------
                                                              -------------------------------      US REAL ESTATE
                                                               VIT CAPITAL GROWTH SUBACCOUNT         SUBACCOUNT
                                                              -------------------------------    -------------------
                                                                2001        2000      1999(B)      2001      2000(B)
                                                              --------    --------    -------    --------    -------
Investment activity:
  Reinvested dividends......................................  $    378    $    352    $    18    $  9,821    $ 5,701
  Risk & administrative expense (note 4)....................    (1,527)     (1,062)       (12)     (2,014)    (2,007)
                                                              --------    --------    -------    --------    -------
       Net investment activity..............................    (1,149)       (710)         6       7,807      3,694
                                                              --------    --------    -------    --------    -------
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains...............................       775      18,774        521       2,126      1,579
     Realized gain (loss)...................................    (6,665)    (19,834)       415      11,732     14,632
     Unrealized gain (loss).................................   (25,715)    (12,242)       472       1,512     19,989
                                                              --------    --------    -------    --------    -------
       Net gain (loss) on investments.......................   (31,605)    (13,302)     1,408      15,370     36,200
                                                              --------    --------    -------    --------    -------
          Net increase (decrease) in contract owners' equity
             from operations................................  $(32,754)   $(14,012)   $ 1,414    $ 23,177    $39,894
                                                              ========    ========    =======    ========    =======

---------------

(a) Period from May 3, 1999, date of commencement of operations.

(b) Period from November 1, 1999, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                                                       LAZARD RETIREMENT
                                                              -------------------------------------------------------------------
                                                                 EMERGING MARKET SUBACCOUNT             SMALL CAP SUBACCOUNT
                                                              ---------------------------------    ------------------------------
                                                                2001        2000       1999(B)       2001       2000      1999(B)
                                                              --------    ---------    --------    --------    -------    -------
Investment activity:
  Reinvested dividends......................................  $  3,035    $   1,042    $  1,046    $    981    $   565     $  3
  Risk & administrative expense (note 4)....................    (4,593)      (4,427)       (606)     (5,519)    (1,132)      (5)
                                                              --------    ---------    --------    --------    -------     ----
       Net investment activity..............................    (1,558)      (3,385)        440      (4,538)      (567)      (2)
                                                              --------    ---------    --------    --------    -------     ----
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains...............................         0       22,252           0      85,213      2,158       37
     Realized gain (loss)...................................   (25,737)       7,737       5,449       5,709      3,588        0
     Unrealized gain (loss).................................   (15,295)    (226,158)    107,388      80,403     22,274      536
                                                              --------    ---------    --------    --------    -------     ----
       Net gain (loss) on investments.......................   (41,032)    (196,169)    112,837     171,325     28,020      573
                                                              --------    ---------    --------    --------    -------     ----
          Net increase (decrease) in contract owners' equity
            from operations.................................  $(42,590)   $(199,554)   $113,277    $166,787    $27,453     $571
                                                              ========    =========    ========    ========    =======     ====

                                                                 PBHG                        FIDELITY VIP SERVICE CL 2
                                                        -----------------------    ----------------------------------------------
                                                        TECH & COMM SUBACCOUNT     MID-CAP III SUBACCOUNT    CONTRA II SUBACCOUNT
                                                        -----------------------    ----------------------    --------------------
                                                          2001        2000(C)        2001        2000(C)       2001      2000(C)
                                                        ---------    ----------    ---------    ---------    --------    --------
Investment activity:
  Reinvested dividends................................  $      0     $       0     $      0     $     30     $    92       $  0
  Risk & administrative expense (note 4)..............      (389)           (3)      (1,320)          (3)       (666)       (11)
                                                        --------     ---------     --------     --------     -------       ----
       Net investment activity........................      (389)           (3)      (1,320)          27        (574)       (11)
                                                        --------     ---------     --------     --------     -------       ----
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains.........................    57,886             0            0            0         344          0
     Realized gain (loss).............................    (6,505)         (138)        (436)           4      (3,295)        (2)
     Unrealized gain (loss)...........................   (87,045)       (1,276)      18,348          214       3,474        (70)
                                                        --------     ---------     --------     --------     -------       ----
       Net gain (loss) on investments.................   (35,664)       (1,414)      17,912          218         523        (72)
                                                        --------     ---------     --------     --------     -------       ----
          Net increase (decrease) in contract owners'
            equity from operations....................  $(36,053)    $  (1,417)    $ 16,592     $    245     $   (51)      $(83)
                                                        ========     =========     ========     ========     =======       ====

---------------

(b) Period from November 1, 1999, date of commencement of operations.

(c) Period from October 16, 2000, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                                                        JANUS ASPEN SERIES SERVICE SHARES
                                                   FIDELITY VIP SERVICE CL 2     ------------------------------------------------
                                                   --------------------------                                 WORLDWIDE GROWTH
                                                       GROWTH SUBACCOUNT            GROWTH SUBACCOUNT            SUBACCOUNT
                                                   --------------------------    -----------------------    ---------------------
                                                       2001         2000(C)        2001        2000(C)         2001       2000(C)
                                                   ------------    ----------    ---------    ----------    ----------    -------
Investment activity:
  Reinvested dividends...........................    $     32        $   0       $       0     $     0      $   2,051     $    26
  Risk & administrative expense (note 4).........      (1,092)         (13)         (5,416)        (52)        (4,068)        (41)
                                                     --------        -----       ---------     -------      ---------     -------
       Net investment activity...................      (1,060)         (13)         (5,416)        (52)        (2,017)        (15)
                                                     --------        -----       ---------     -------      ---------     -------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains....................       3,010            0           1,768           0              0           0
     Realized gain (loss)........................      (4,237)        (208)        (46,972)       (225)       (15,682)        133
     Unrealized loss.............................     (15,228)        (546)       (181,891)     (6,790)      (113,749)     (3,273)
                                                     --------        -----       ---------     -------      ---------     -------
       Net loss on investments...................     (16,455)        (754)       (227,095)     (7,015)      (129,431)     (3,140)
                                                     --------        -----       ---------     -------      ---------     -------
          Net decrease in contract owners' equity
            from operations......................    $(17,515)       $(767)      $(232,511)    $(7,067)     $(131,448)    $(3,155)
                                                     ========        =====       =========     =======      =========     =======

                                                                                            JP MORGAN SERIES TRUST II
                                                        JANUS ASPEN SERIES                  --------------------------
                                                          SERVICE SHARES                       SMALL         MID CAP
                                                       --------------------                   COMPANY         VALUE
                                                       BALANCED SUBACCOUNT                  SUBACCOUNT     SUBACCOUNT
                                                       --------------------                 -----------    -----------
                                                         2001       2000(C)                   2001(D)        2001(D)
                                                       ---------    -------                   -------        -------
Investment activity:
  Reinvested dividends...............................  $ 14,921      $ 408                    $     0       $       0
  Risk & administrative expense (note 4).............    (3,758)       (42)                         0              (2)
                                                       --------      -----                    -------       ---------
       Net investment activity.......................    11,163        366                          0              (2)
                                                       --------      -----                    -------       ---------
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains........................         0          0                          0               0
     Realized gain (loss)............................    (2,706)       (72)                         0               0
     Unrealized gain (loss)..........................   (22,041)       309                          3              99
                                                       --------      -----                    -------       ---------
       Net gain (loss) on investments................   (24,747)       237                          3              99
                                                       --------      -----                    -------       ---------
          Net increase (decrease) in contract owners'
            equity from operations...................  $(13,584)     $ 603                    $     3       $      97
                                                       ========      =====                    =======       =========

---------------

(c) Period from October 16, 2000, date of commencement of operations.

(d) Period from November 1, 2001, date of commencement of operations.
   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                                  MFS INVESTMENT MANAGEMENT
                                                     ----------------------------------------------------
                                                        NEW        INVESTORS      MID CAP        TOTAL
                                                     DISCOVERY       GROWTH        GROWTH        RETURN
                                                     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                     ----------    ----------    ----------    ----------
                                                      2001(D)       2001(D)       2001(D)       2001(D)
                                                     ----------    ----------    ----------    ----------
Investment activity:
  Reinvested dividends.............................     $  0          $ 0           $  0          $  0
  Risk & administrative expense (note 4)...........       (2)          (5)            (1)          (11)
                                                        ----          ---           ----          ----
       Net investment activity.....................       (2)          (5)            (1)          (11)
                                                        ----          ---           ----          ----
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains......................        0            0              0             0
     Realized gain (loss)..........................        1            1              0            (7)
     Unrealized gain (loss)........................      161           39            (16)          634
                                                        ----          ---           ----          ----
       Net gain (loss) on investments..............      162           40            (16)          627
                                                        ----          ---           ----          ----
          Net increase (decrease) in contract
            owners' equity from operations.........     $160          $35           $(17)         $616
                                                        ====          ===           ====          ====

---------------

(d) Period from November 1, 2001, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                    EQUITY                                   MONEY MARKET
                                                  SUBACCOUNT                                  SUBACCOUNT
                                    ---------------------------------------   ------------------------------------------
                                       2001          2000          1999           2001           2000           1999
                                    -----------   -----------   -----------   ------------   ------------   ------------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity.........  $  (152,291)  $ 1,620,966   $  (132,325)  $    158,465   $    192,606   $    133,361
  Reinvested capital gains........            0       115,765    13,411,033              0              0              0
  Realized gain (loss)............     (270,595)     (207,654)    1,165,160         (7,547)         7,486        (31,917)
  Unrealized gain (loss)..........   (2,684,221)   (4,169,717)   (8,842,357)             0              0              0
                                    -----------   -----------   -----------   ------------   ------------   ------------
    Net increase (decrease) in
      contract owners' equity from
      operations..................   (3,107,107)   (2,640,640)    5,601,511        150,918        200,092        101,444
                                    -----------   -----------   -----------   ------------   ------------   ------------
Equity transactions:
  Contract purchase payments......    4,394,062     4,670,530     5,012,273     12,830,843     13,710,439      6,289,867
  Transfers from fixed & other
    subaccounts...................    2,342,131     4,078,552     2,442,831      7,124,105      4,708,475      5,592,228
  Withdrawals, surrenders & death
    benefit payments (note 5).....   (1,070,834)   (1,045,421)   (1,283,863)      (243,297)      (470,954)       (22,532)
  Transfers to fixed & other
    subaccounts...................   (1,897,966)   (4,454,560)   (6,010,815)   (14,781,040)   (17,491,135)   (11,367,686)
  Cost of insurance &
    administrative fee (note 5)...   (2,351,119)   (1,947,740)   (2,060,563)      (625,500)      (411,763)      (283,708)
                                    -----------   -----------   -----------   ------------   ------------   ------------
    Net equity transactions.......    1,416,274     1,301,361    (1,900,137)     4,305,111         45,062        208,169
                                    -----------   -----------   -----------   ------------   ------------   ------------
      Net change in contract
         owners' equity...........   (1,690,833)   (1,339,279)    3,701,374      4,456,029        245,154        309,613
Contract owners' equity:
  Beginning of period.............   33,528,167    34,867,446    31,166,072      4,623,149      4,377,995      4,068,382
                                    -----------   -----------   -----------   ------------   ------------   ------------
  End of period...................  $31,837,334   $33,528,167   $34,867,446   $  9,079,178   $  4,623,149   $  4,377,995
                                    ===========   ===========   ===========   ============   ============   ============
Change in units:
  Beginning units.................      992,625       956,502     1,017,189        241,942        241,831        234,262
                                    -----------   -----------   -----------   ------------   ------------   ------------
  Units purchased.................      194,498       227,284       217,408        887,584        911,914        490,875
  Units redeemed..................     (149,996)     (191,161)     (278,095)      (668,343)      (911,803)      (483,306)
                                    -----------   -----------   -----------   ------------   ------------   ------------
  Ending units....................    1,037,127       992,625       956,502        461,183        241,942        241,831
                                    ===========   ===========   ===========   ============   ============   ============

                                                     BOND
                                                  SUBACCOUNT
                                    ---------------------------------------
                                       2001          2000          1999
                                    -----------   -----------   -----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity.........  $  150,579    $  130,856    $  106,661
  Reinvested capital gains........           0             0             0
  Realized gain (loss)............      (1,058)      (14,604)       (6,506)
  Unrealized gain (loss)..........      38,294        (6,663)     (103,003)
                                    ----------    ----------    ----------
    Net increase (decrease) in
      contract owners' equity from
      operations..................     187,815       109,589        (2,848)
                                    ----------    ----------    ----------
Equity transactions:
  Contract purchase payments......     373,285       382,750       419,790
  Transfers from fixed & other
    subaccounts...................     831,489       890,077       256,378
  Withdrawals, surrenders & death
    benefit payments (note 5).....     (19,906)     (112,895)     (103,237)
  Transfers to fixed & other
    subaccounts...................    (315,907)     (695,738)     (243,107)
  Cost of insurance &
    administrative fee (note 5)...    (157,457)     (111,329)     (122,471)
                                    ----------    ----------    ----------
    Net equity transactions.......     711,504       352,865       207,353
                                    ----------    ----------    ----------
      Net change in contract
         owners' equity...........     899,319       462,454       204,505
Contract owners' equity:
  Beginning of period.............   2,341,267     1,878,813     1,674,308
                                    ----------    ----------    ----------
  End of period...................  $3,240,586    $2,341,267    $1,878,813
                                    ==========    ==========    ==========
Change in units:
  Beginning units.................     107,023        90,240        80,280
                                    ----------    ----------    ----------
  Units purchased.................      43,314        35,344        31,567
  Units redeemed..................     (12,680)      (18,561)      (21,607)
                                    ----------    ----------    ----------
  Ending units....................     137,657       107,023        90,240
                                    ==========    ==========    ==========

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                    OMNI                                  INTERNATIONAL
                                                 SUBACCOUNT                                 SUBACCOUNT
                                   ---------------------------------------   ----------------------------------------
                                      2001          2000          1999          2001           2000          1999
                                   -----------   -----------   -----------   -----------   ------------   -----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity........  $    92,851   $    47,813   $   169,890   $  (110,798)  $  3,733,852   $  (125,913)
  Reinvested capital gains.......            0     1,735,033       411,548             0      1,504,779             0
  Realized gain (loss)...........     (378,674)      232,416       431,731      (514,895)       772,321       (55,726)
  Unrealized gain (loss).........     (980,043)   (3,721,000)      164,688    (4,837,063)   (11,248,050)   10,000,013
                                   -----------   -----------   -----------   -----------   ------------   -----------
    Net increase (decrease) in
      contract owners' equity
      from operations............   (1,265,866)   (1,705,738)    1,177,857    (5,462,756)    (5,237,098)    9,818,374
                                   -----------   -----------   -----------   -----------   ------------   -----------
Equity transactions:
  Contract purchase payments.....    1,376,261     1,603,215     2,179,009     2,327,420      2,835,534     3,266,962
  Transfers from fixed & other
    subaccounts..................      918,240       472,834       934,257       918,156      1,586,999       954,384
  Withdrawals, surrenders & death
    benefit payments (note 5)....     (389,584)     (485,938)     (600,731)     (603,141)      (811,388)     (881,527)
  Transfers to fixed & other
    subaccounts..................   (1,368,142)   (1,769,697)   (2,971,645)   (1,690,945)    (3,003,437)   (4,697,047)
  Cost of insurance &
    administrative fee (note
    5)...........................     (673,423)     (674,733)     (841,801)   (1,101,542)    (1,184,763)   (1,206,179)
                                   -----------   -----------   -----------   -----------   ------------   -----------
    Net equity transactions......     (136,648)     (854,319)   (1,300,911)     (150,052)      (577,055)   (2,563,407)
                                   -----------   -----------   -----------   -----------   ------------   -----------
      Net change in contract
         owners' equity..........   (1,402,514)   (2,560,057)     (123,054)   (5,612,808)    (5,814,153)    7,254,967
Contract owners' equity:
  Beginning of period............    9,248,783    11,808,840    11,931,894    18,306,110     24,120,263    16,865,296
                                   -----------   -----------   -----------   -----------   ------------   -----------
  End of period..................  $ 7,846,269   $ 9,248,783   $11,808,840   $12,693,302   $ 18,306,110   $24,120,263
                                   ===========   ===========   ===========   ===========   ============   ===========
Change in units:
  Beginning units................      352,906       380,822       425,296       809,614        823,799       957,063
                                   -----------   -----------   -----------   -----------   ------------   -----------
  Units purchased................       90,689        60,759       103,983       150,225        138,042       214,815
  Units redeemed.................      (96,616)      (88,675)     (148,457)     (156,841)      (152,227)     (348,079)
                                   -----------   -----------   -----------   -----------   ------------   -----------
  Ending units...................      346,979       352,906       380,822       802,998        809,614       823,799
                                   ===========   ===========   ===========   ===========   ============   ===========

                                            CAPITAL APPRECIATION
                                                 SUBACCOUNT
                                   ---------------------------------------
                                      2001          2000          1999
                                   -----------   -----------   -----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity........  $   (26,035)  $1,051,957    $   125,624
  Reinvested capital gains.......    1,015,327        8,097        700,498
  Realized gain (loss)...........       43,195      (51,838)        36,655
  Unrealized gain (loss).........     (165,153)   1,086,250       (450,311)
                                   -----------   ----------    -----------
    Net increase (decrease) in
      contract owners' equity
      from operations............      867,334    2,094,466        412,466
                                   -----------   ----------    -----------
Equity transactions:
  Contract purchase payments.....    1,619,408    1,419,211      1,870,385
  Transfers from fixed & other
    subaccounts..................    3,066,605    1,234,985        851,618
  Withdrawals, surrenders & death
    benefit payments (note 5)....     (355,503)    (240,255)      (262,934)
  Transfers to fixed & other
    subaccounts..................   (1,278,673)  (2,558,696)    (1,789,041)
  Cost of insurance &
    administrative fee (note
    5)...........................     (785,576)    (466,538)      (574,371)
                                   -----------   ----------    -----------
    Net equity transactions......    2,266,261     (611,293)        95,657
                                   -----------   ----------    -----------
      Net change in contract
         owners' equity..........    3,133,595    1,483,173        508,123
Contract owners' equity:
  Beginning of period............    9,071,117    7,587,944      7,079,821
                                   -----------   ----------    -----------
  End of period..................  $12,204,712   $9,071,117    $ 7,587,944
                                   ===========   ==========    ===========
Change in units:
  Beginning units................      393,332      429,437        423,380
                                   -----------   ----------    -----------
  Units purchased................      179,776      100,927        150,157
  Units redeemed.................      (87,072)    (137,032)      (144,100)
                                   -----------   ----------    -----------
  Ending units...................      486,036      393,332        429,437
                                   ===========   ==========    ===========

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                    SMALL CAP                        INTERNATIONAL SMALL COMPANY
                                                   SUBACCOUNT                                SUBACCOUNT
                                     ---------------------------------------   ---------------------------------------
                                        2001          2000          1999          2001          2000          1999
                                     -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity..........  $  (128,290)  $ 1,514,140   $  (100,544)  $   (25,376)  $   (37,705)  $   (20,937)
  Reinvested capital gains.........            0     2,858,005     5,797,375             0       245,250       479,458
  Realized gain (loss).............     (354,253)      707,796       307,091      (120,009)      141,064       202,058
  Unrealized gain (loss)...........   (3,437,379)   (7,883,839)    5,205,819    (1,091,565)   (2,137,347)    1,832,353
                                     -----------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease) in
      contract owners' equity from
      operations...................   (3,919,922)   (2,803,898)   11,209,741    (1,236,950)   (1,788,738)    2,492,932
                                     -----------   -----------   -----------   -----------   -----------   -----------
Equity transactions:
  Contract purchase payments.......    2,886,327     3,193,041     2,645,343       690,438       777,303       603,036
  Transfers from fixed & other
    subaccounts....................    1,319,620     4,154,635     3,174,822       279,958     1,404,836     1,743,233
  Withdrawals, surrenders & death
    benefit payments (note 5)......     (448,434)     (745,585)     (515,999)      (94,295)     (102,112)     (109,397)
  Transfers to fixed & other
    subaccounts....................   (2,069,957)   (4,614,163)   (2,004,103)     (476,391)   (1,004,126)   (1,506,122)
  Cost of insurance &
    administrative fee (note 5)....   (1,378,439)   (1,380,374)   (1,018,712)     (278,189)     (275,798)     (207,469)
                                     -----------   -----------   -----------   -----------   -----------   -----------
    Net equity transactions........      309,117       607,554     2,281,351       121,521       800,103       523,281
                                     -----------   -----------   -----------   -----------   -----------   -----------
      Net change in contract
         owners' equity............   (3,610,805)   (2,196,344)   13,491,092    (1,115,429)     (988,635)    3,016,213
Contract owners' equity:
  Beginning of period..............   20,544,786    22,741,130     9,250,038     4,072,131     5,060,766     2,044,553
                                     -----------   -----------   -----------   -----------   -----------   -----------
  End of period....................  $16,933,981   $20,544,786   $22,741,130   $ 2,956,702   $ 4,072,131   $ 5,060,766
                                     ===========   ===========   ===========   ===========   ===========   ===========
Change in units:
  Beginning units..................      606,632       591,732       493,227       207,195       178,216       149,011
                                     -----------   -----------   -----------   -----------   -----------   -----------
  Units purchased..................      138,590       139,121       232,863        52,414        75,375       103,765
  Units redeemed...................     (128,143)     (124,221)     (134,358)      (45,294)      (46,396)      (74,560)
                                     -----------   -----------   -----------   -----------   -----------   -----------
  Ending units.....................      617,079       606,632       591,732       214,315       207,195       178,216
                                     ===========   ===========   ===========   ===========   ===========   ===========

                                                AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                                     ---------------------------------------
                                        2001          2000          1999
                                     -----------   -----------   -----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity..........  $    10,546   $   (31,124)  $   (26,551)
  Reinvested capital gains.........            0             0             0
  Realized gain (loss).............     (156,386)       20,259       (41,002)
  Unrealized gain (loss)...........   (1,078,272)   (1,336,236)      248,666
                                     -----------   -----------   -----------
    Net increase (decrease) in
      contract owners' equity from
      operations...................   (1,224,112)   (1,347,101)      181,113
                                     -----------   -----------   -----------
Equity transactions:
  Contract purchase payments.......      890,901     1,065,456     1,136,033
  Transfers from fixed & other
    subaccounts....................      302,738       807,385       499,516
  Withdrawals, surrenders & death
    benefit payments (note 5)......      (49,562)      (99,671)     (182,042)
  Transfers to fixed & other
    subaccounts....................     (383,959)     (480,461)   (1,139,574)
  Cost of insurance &
    administrative fee (note 5)....     (297,364)     (296,749)     (338,621)
                                     -----------   -----------   -----------
    Net equity transactions........      462,754       995,960       (24,688)
                                     -----------   -----------   -----------
      Net change in contract
         owners' equity............     (761,358)     (351,141)      156,425
Contract owners' equity:
  Beginning of period..............    3,639,493     3,990,634     3,834,209
                                     -----------   -----------   -----------
  End of period....................  $ 2,878,135   $ 3,639,493   $ 3,990,634
                                     ===========   ===========   ===========
Change in units:
  Beginning units..................      318,530       251,875       254,032
                                     -----------   -----------   -----------
  Units purchased..................      129,423       118,526       109,858
  Units redeemed...................      (75,747)      (51,871)     (112,015)
                                     -----------   -----------   -----------
  Ending units.....................      372,206       318,530       251,875
                                     ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                   CORE GROWTH                             GROWTH & INCOME
                                                   SUBACCOUNT                                SUBACCOUNT
                                     ---------------------------------------   ---------------------------------------
                                        2001          2000          1999          2001          2000          1999
                                     -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity..........  $   (22,452)  $   438,416   $  (14,942)   $    67,947   $ 1,337,235   $   (43,039)
  Reinvested capital gains.........       27,425       235,726      763,382         10,239       389,114     1,905,785
  Realized gain (loss).............     (395,289)      147,702      115,808       (110,693)      396,768        74,709
  Unrealized gain (loss)...........   (1,338,547)   (1,923,525)     875,700     (1,829,027)   (3,347,968)    2,666,425
                                     -----------   -----------   ----------    -----------   -----------   -----------
    Net increase (decrease) in
      contract owners' equity from
      operations...................   (1,728,863)   (1,101,681)   1,739,948     (1,861,534)   (1,224,851)    4,603,880
                                     -----------   -----------   ----------    -----------   -----------   -----------
Equity transactions:
  Contract purchase payments.......      811,115       781,387      438,214      2,294,828     2,767,462     2,601,488
  Transfers from fixed & other
    subaccounts....................      576,855     2,115,317    1,317,575      1,274,515     2,055,031     2,589,201
  Withdrawals, surrenders & death
    benefit payments (note 5)......      (60,627)     (146,070)     (82,138)      (282,219)     (217,604)     (263,243)
  Transfers to fixed & other
    subaccounts....................     (857,210)     (831,867)    (853,515)    (1,393,164)   (2,487,842)   (1,254,948)
  Cost of insurance &
    administrative fee (note 5)....     (287,631)     (281,960)    (166,365)      (985,324)     (818,039)     (645,343)
                                     -----------   -----------   ----------    -----------   -----------   -----------
    Net equity transactions........      182,502     1,636,807      653,771        908,636     1,299,008     3,027,155
                                     -----------   -----------   ----------    -----------   -----------   -----------
      Net change in contract
         owners' equity............   (1,546,361)      535,126    2,393,719       (952,898)       74,157     7,631,035
Contract owners' equity:
  Beginning of period..............    4,225,295     3,690,169    1,296,450     13,327,314    13,253,157     5,622,122
                                     -----------   -----------   ----------    -----------   -----------   -----------
  End of period....................  $ 2,678,934   $ 4,225,295   $3,690,169    $12,374,416   $13,327,314   $13,253,157
                                     ===========   ===========   ==========    ===========   ===========   ===========
Change in units:
  Beginning units..................      242,290       174,597      124,781        631,007       571,171       390,193
                                     -----------   -----------   ----------    -----------   -----------   -----------
  Units purchased..................       99,987       114,601      125,973        163,842       194,743       298,794
  Units redeemed...................      (86,450)      (46,908)     (76,157)      (116,601)     (134,907)     (117,816)
                                     -----------   -----------   ----------    -----------   -----------   -----------
  Ending units.....................      255,827       242,290      174,597        678,248       631,007       571,171
                                     ===========   ===========   ==========    ===========   ===========   ===========

                                                  S&P 500 INDEX
                                                   SUBACCOUNT
                                     ---------------------------------------
                                        2001          2000          1999
                                     -----------   -----------   -----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity..........  $   233,236   $   447,484   $   252,331
  Reinvested capital gains.........            0       153,012     1,388,105
  Realized gain (loss).............     (226,459)      184,103       199,621
  Unrealized gain (loss)...........   (2,705,218)   (2,865,408)    1,477,659
                                     -----------   -----------   -----------
    Net increase (decrease) in
      contract owners' equity from
      operations...................   (2,698,441)   (2,080,809)    3,317,716
                                     -----------   -----------   -----------
Equity transactions:
  Contract purchase payments.......    4,305,965     4,645,540     5,028,217
  Transfers from fixed & other
    subaccounts....................    2,766,524     3,634,503     7,673,684
  Withdrawals, surrenders & death
    benefit payments (note 5)......     (469,659)     (559,946)     (491,958)
  Transfers to fixed & other
    subaccounts....................   (2,383,220)   (4,573,493)   (3,445,258)
  Cost of insurance &
    administrative fee (note 5)....   (1,635,210)   (1,338,769)   (1,121,691)
                                     -----------   -----------   -----------
    Net equity transactions........    2,584,400     1,807,835     7,642,994
                                     -----------   -----------   -----------
      Net change in contract
         owners' equity............     (114,041)     (272,974)   10,960,710
Contract owners' equity:
  Beginning of period..............   18,400,789    18,673,763     7,713,053
                                     -----------   -----------   -----------
  End of period....................  $18,286,748   $18,400,789   $18,673,763
                                     ===========   ===========   ===========
Change in units:
  Beginning units..................      975,222       887,541       457,114
                                     -----------   -----------   -----------
  Units purchased..................      386,496       378,751       671,611
  Units redeemed...................     (235,061)     (291,070)     (241,184)
                                     -----------   -----------   -----------
  Ending units.....................    1,126,657       975,222       887,541
                                     ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                                 SOCIAL AWARENESS
                                                                    SUBACCOUNT
                                                      ---------------------------------------
                                                         2001          2000          1999
                                                      -----------   -----------   -----------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...........................   $ (2,383)     $  (3,192)    $  (1,286)
  Reinvested capital gains..........................          0              0             0
  Realized gain (loss)..............................    (14,987)        18,177       (62,411)
  Unrealized gain (loss)............................    (55,593)       (57,196)      131,316
                                                       --------      ---------     ---------
    Net increase (decrease) in contract owners'
      equity from operations........................    (72,963)       (42,211)       67,619
                                                       --------      ---------     ---------
Equity transactions:
  Contract purchase payments........................     76,859        119,062       158,628
  Transfers from fixed & other subaccounts..........     44,536         42,430       116,135
  Withdrawals, surrenders & death benefit payments
    (note 5)........................................    (16,981)       (11,651)       (6,911)
  Transfers to fixed & other subaccounts............    (59,415)      (176,361)     (363,431)
  Cost of insurance & administrative fee (note 5)...    (34,197)       (28,181)      (36,077)
                                                       --------      ---------     ---------
    Net equity transactions.........................     10,802        (54,701)     (131,656)
                                                       --------      ---------     ---------
      Net change in contract owners' equity.........    (62,161)       (96,912)      (64,037)
Contract owners' equity:
  Beginning of period...............................    368,413        465,325       529,362
                                                       --------      ---------     ---------
  End of period.....................................   $306,252      $ 368,413     $ 465,325
                                                       ========      =========     =========
Change in units:
  Beginning units...................................     37,937         41,479        55,122
                                                       --------      ---------     ---------
  Units purchased...................................     11,295         13,455        24,757
  Units redeemed....................................     (9,625)       (16,997)      (38,400)
                                                       --------      ---------     ---------
  Ending units......................................     39,607         37,937        41,479
                                                       ========      =========     =========

                                                                     BLUE CHIP                        EQUITY INCOME
                                                                    SUBACCOUNT                         SUBACCOUNT
                                                      ---------------------------------------   -------------------------
                                                         2001          2000         1999(B)        2001         2000(B)
                                                      -----------   -----------   -----------   -----------   -----------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...........................   $   (260)     $     237       $  0        $    776       $   249
  Reinvested capital gains..........................          0             36          1               0             0
  Realized gain (loss)..............................       (709)           314          0          (5,089)          104
  Unrealized gain (loss)............................    (17,986)        12,621         10          (5,610)       (7,151)
                                                       --------      ---------       ----        --------       -------
    Net increase (decrease) in contract owners'
      equity from operations........................    (18,955)        13,208         11          (9,923)       (6,798)
                                                       --------      ---------       ----        --------       -------
Equity transactions:
  Contract purchase payments........................    131,579         43,866          0          53,625        10,616
  Transfers from fixed & other subaccounts..........    237,695        574,678        462         132,420        64,053
  Withdrawals, surrenders & death benefit payments
    (note 5)........................................        (16)             0          0             (35)            0
  Transfers to fixed & other subaccounts............    (70,576)      (270,311)         0         (69,608)       (9,767)
  Cost of insurance & administrative fee (note 5)...    (33,576)       (10,032)        (5)        (10,429)       (2,526)
                                                       --------      ---------       ----        --------       -------
    Net equity transactions.........................    265,106        338,201        457         105,973        62,376
                                                       --------      ---------       ----        --------       -------
      Net change in contract owners' equity.........    246,151        351,409        468          96,050        55,578
Contract owners' equity:
  Beginning of period...............................    351,877            468          0          55,578             0
                                                       --------      ---------       ----        --------       -------
  End of period.....................................   $598,028      $ 351,877       $468        $151,628       $55,578
                                                       ========      =========       ====        ========       =======
Change in units:
  Beginning units...................................     33,841             45          0           5,860             0
                                                       --------      ---------       ----        --------       -------
  Units purchased...................................     30,909         34,808         45          14,252         6,463
  Units redeemed....................................     (4,246)        (1,012)         0          (1,845)         (603)
                                                       --------      ---------       ----        --------       -------
  Ending units......................................     60,504         33,841         45          18,267         5,860
                                                       ========      =========       ====        ========       =======

---------------

(b) Period from November 1, 1999, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                HIGH INCOME BOND                           CAPITAL GROWTH
                                                   SUBACCOUNT                                SUBACCOUNT
                                     ---------------------------------------   ---------------------------------------
                                        2001          2000         1999(B)        2001          2000         1999(B)
                                     -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity..........   $  17,726     $  2,109       $   509     $  (13,580)   $   (14,838)   $    (84)
  Reinvested capital gains.........           0            0             0              0          1,346      25,879
  Realized gain (loss).............      (2,826)      (3,189)            1       (286,265)      (108,562)        776
  Unrealized loss..................     (12,731)      (3,154)         (347)       (48,531)      (872,475)     (6,339)
                                      ---------     --------       -------     ----------    -----------    --------
    Net increase (decrease) in
      contract owners' equity from
      operations...................       2,169       (4,234)          163       (348,376)      (994,529)     20,232
                                      ---------     --------       -------     ----------    -----------    --------
Equity transactions:
  Contract purchase payments.......      85,690       16,548             0        591,010        741,707      16,540
  Transfers from fixed & other
    subaccounts....................     218,188       71,928        58,507        300,962      3,086,418     284,457
  Withdrawals, surrenders & death
    benefit payments (note 5)......      (3,064)        (544)         (171)       (12,610)       (46,486)       (261)
  Transfers to fixed & other
    subaccounts....................    (100,624)     (77,466)            0       (517,946)    (1,014,430)    (22,030)
  Cost of insurance &
    administrative fee (note 5)....     (16,123)      (3,120)          (62)      (164,399)      (107,687)       (620)
                                      ---------     --------       -------     ----------    -----------    --------
    Net equity transactions........     184,067        7,346        58,274        197,017      2,659,522     278,086
                                      ---------     --------       -------     ----------    -----------    --------
      Net change in contract
         owners' equity............     186,236        3,112        58,437       (151,359)     1,664,993     298,318
Contract owners' equity:
  Beginning of period..............      61,549       58,437             0      1,963,311        298,318           0
                                      ---------     --------       -------     ----------    -----------    --------
  End of period....................   $ 247,785     $ 61,549       $58,437     $1,811,952    $ 1,963,311    $298,318
                                      =========     ========       =======     ==========    ===========    ========
Change in units:
  Beginning units..................       6,486        5,678             0        188,206         21,003           0
                                      ---------     --------       -------     ----------    -----------    --------
  Units purchased..................      21,799        8,108         5,701         93,625        235,628      22,364
  Units redeemed...................      (3,055)      (7,300)          (23)       (76,895)       (68,425)     (1,361)
                                      ---------     --------       -------     ----------    -----------    --------
  Ending units.....................      25,230        6,486         5,678        204,936        188,206      21,003
                                      =========     ========       =======     ==========    ===========    ========

                                            NASDAQ 100
                                            SUBACCOUNT
                                     -------------------------
                                        2001         2000(C)
                                     -----------   -----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity..........   $   (788)      $   (10)
  Reinvested capital gains.........          0             0
  Realized gain (loss).............    (13,493)          (66)
  Unrealized loss..................    (17,337)       (3,269)
                                      --------       -------
    Net increase (decrease) in
      contract owners' equity from
      operations...................    (31,618)       (3,345)
                                      --------       -------
Equity transactions:
  Contract purchase payments.......     73,182           256
  Transfers from fixed & other
    subaccounts....................    227,789        25,254
  Withdrawals, surrenders & death
    benefit payments (note 5)......     (4,680)            0
  Transfers to fixed & other
    subaccounts....................    (75,488)         (291)
  Cost of insurance &
    administrative fee (note 5)....    (13,585)         (246)
                                      --------       -------
    Net equity transactions........    207,218        24,973
                                      --------       -------
      Net change in contract
         owners' equity............    175,600        21,628
Contract owners' equity:
  Beginning of period..............     21,628             0
                                      --------       -------
  End of period....................   $197,228       $21,628
                                      ========       =======
Change in units:
  Beginning units..................      2,980             0
                                      --------       -------
  Units purchased..................     41,812         3,010
  Units redeemed...................     (4,132)          (30)
                                      --------       -------
  Ending units.....................     40,660         2,980
                                      ========       =======

---------------

(b) Period from November 1, 1999, date of commencement of operations.

(c) Period from October 16, 2000, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                                 JANUS ASPEN INSTITUTIONAL SHARES
                                         ---------------------------------------------------------------------------------
                                                         GROWTH                               WORLDWIDE GROWTH
                                                       SUBACCOUNT                                SUBACCOUNT
                                         ---------------------------------------   ---------------------------------------
                                            2001          2000         1999(A)        2001          2000         1999(A)
                                         -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity..............  $   (52,083)  $   146,862   $   (7,811)   $   (15,646)  $    85,328   $   (5,961)
  Reinvested capital gains.............       15,120       495,036        6,806              0       428,233            0
  Realized gain (loss).................     (371,422)       59,863        9,588       (185,220)       11,864        3,506
  Unrealized gain (loss)...............   (1,862,821)   (2,302,389)   1,075,487     (1,416,775)   (1,892,917)     954,815
                                         -----------   -----------   ----------    -----------   -----------   ----------
    Net increase (decrease) in contract
      owners' equity from operations...   (2,271,206)   (1,600,628)   1,084,070     (1,617,641)   (1,367,492)     952,360
                                         -----------   -----------   ----------    -----------   -----------   ----------
Equity transactions:
  Contract purchase payments...........    2,190,292     2,551,945    1,227,956      1,558,416     1,773,660      447,177
  Transfers from fixed & other
    subaccounts........................      840,318     3,877,486    4,493,684        437,295     3,882,468    2,495,368
  Withdrawals, surrenders & death
    benefit payments (note 5)..........     (134,239)     (120,779)     (69,942)       (45,980)      (54,225)     (18,171)
  Transfers to fixed & other
    subaccounts........................   (1,694,440)   (1,629,753)    (388,605)      (920,372)     (703,431)    (119,927)
  Cost of insurance & administrative
    fee (note 5).......................     (712,195)     (584,235)    (147,785)      (529,507)     (413,670)     (70,180)
                                         -----------   -----------   ----------    -----------   -----------   ----------
    Net equity transactions............      489,736     4,094,664    5,115,308        499,852     4,484,802    2,734,267
                                         -----------   -----------   ----------    -----------   -----------   ----------
      Net change in contract owners'
         equity........................   (1,781,470)    2,494,036    6,199,378     (1,117,789)    3,117,310    3,686,627
Contract owners' equity:
  Beginning of period..................    8,693,414     6,199,378            0      6,803,937     3,686,627            0
                                         -----------   -----------   ----------    -----------   -----------   ----------
  End of period........................  $ 6,911,944   $ 8,693,414   $6,199,378    $ 5,686,148   $ 6,803,937   $3,686,627
                                         ===========   ===========   ==========    ===========   ===========   ==========
Change in units:
  Beginning units......................      797,787       482,511            0        539,952       244,886            0
                                         -----------   -----------   ----------    -----------   -----------   ----------
  Units purchased......................      305,821       480,076      522,443        175,907       360,443      254,683
  Units redeemed.......................     (254,490)     (164,800)     (39,932)      (129,694)      (65,377)      (9,797)
                                         -----------   -----------   ----------    -----------   -----------   ----------
  Ending units.........................      849,118       797,787      482,511        586,165       539,952      244,886
                                         ===========   ===========   ==========    ===========   ===========   ==========

                                            JANUS ASPEN INSTITUTIONAL SHARES
                                         ---------------------------------------
                                                        BALANCED
                                                       SUBACCOUNT
                                         ---------------------------------------
                                            2001          2000         1999(B)
                                         -----------   -----------   -----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity..............  $   49,414    $    86,060     $   565
  Reinvested capital gains.............           0         89,771           0
  Realized gain (loss).................     (28,947)        (3,530)        191
  Unrealized gain (loss)...............    (141,137)      (217,507)      1,157
                                         ----------    -----------     -------
    Net increase (decrease) in contract
      owners' equity from operations...    (120,670)       (45,206)      1,913
                                         ----------    -----------     -------
Equity transactions:
  Contract purchase payments...........     421,051        331,533         950
  Transfers from fixed & other
    subaccounts........................     846,299      2,897,065      69,482
  Withdrawals, surrenders & death
    benefit payments (note 5)..........     (51,590)       (32,186)          0
  Transfers to fixed & other
    subaccounts........................    (335,647)    (1,018,062)          0
  Cost of insurance & administrative
    fee (note 5).......................    (185,192)       (88,356)       (160)
                                         ----------    -----------     -------
    Net equity transactions............     694,921      2,089,994      70,272
                                         ----------    -----------     -------
      Net change in contract owners'
         equity........................     574,251      2,044,788      72,185
Contract owners' equity:
  Beginning of period..................   2,116,973         72,185           0
                                         ----------    -----------     -------
  End of period........................  $2,691,224    $ 2,116,973     $72,185
                                         ==========    ===========     =======
Change in units:
  Beginning units......................     197,829          6,543           0
                                         ----------    -----------     -------
  Units purchased......................     111,384        208,373       6,557
  Units redeemed.......................     (43,425)       (17,087)        (14)
                                         ----------    -----------     -------
  Ending units.........................     265,788        197,829       6,543
                                         ==========    ===========     =======

---------------

(a) Period from May 3, 1999, date of commencement of operations.

(b) Period from November 1, 1999, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                                     STRONG VARIABLE ANNUITY FUNDS
                                           ---------------------------------------------------------------------------------
                                                       OPPORTUNITY II                          MULTI CAP VALUE II
                                                         SUBACCOUNT                                SUBACCOUNT
                                           ---------------------------------------   ---------------------------------------
                                              2001          2000         1999(B)        2001          2000         1999(B)
                                           -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity................  $   (1,336)    $    (727)     $   (3)      $  (2,245)    $    (360)     $   17
  Reinvested capital gains...............     163,009        57,424           0             109             0          91
  Realized gain (loss)...................     (22,244)        1,395           0          (2,513)        5,741          36
  Unrealized gain (loss).................    (154,158)      (56,037)        246          10,592         3,339        (122)
                                           ----------     ---------      ------       ---------     ---------      ------
    Net increase (decrease) in contract
      owners' equity from operations.....     (14,729)        2,055         243           5,943         8,720          22
                                           ----------     ---------      ------       ---------     ---------      ------
Equity transactions:
  Contract purchase payments.............     226,126        37,104          27          63,805        14,030          69
  Transfers from fixed & other
    subaccounts..........................     750,794       958,375       3,529         285,536       471,607       8,647
  Withdrawals, surrenders & death benefit
    payments (note 5)....................      (8,919)           73           0          (3,756)            0           0
  Transfers to fixed & other
    subaccounts..........................    (244,202)     (493,700)       (795)       (225,356)     (260,292)          0
  Cost of insurance & administrative fee
    (note 5).............................     (58,669)      (13,246)        (34)        (21,103)       (7,471)        (13)
                                           ----------     ---------      ------       ---------     ---------      ------
    Net equity transactions..............     665,130       488,606       2,727          99,126       217,874       8,703
                                           ----------     ---------      ------       ---------     ---------      ------
      Net change in contract owners'
         equity..........................     650,401       490,661       2,970         105,069       226,594       8,725
Contract owners' equity:
  Beginning of period....................     493,631         2,970           0         235,319         8,725           0
                                           ----------     ---------      ------       ---------     ---------      ------
  End of period..........................  $1,144,032     $ 493,631      $2,970       $ 340,388     $ 235,319      $8,725
                                           ==========     =========      ======       =========     =========      ======
Change in units:
  Beginning units........................      41,787           266           0          21,367           848           0
                                           ----------     ---------      ------       ---------     ---------      ------
  Units purchased........................      77,677        47,024         269          26,245        41,637         849
  Units redeemed.........................     (18,135)       (5,503)         (3)        (17,704)      (21,118)         (1)
                                           ----------     ---------      ------       ---------     ---------      ------
  Ending units...........................     101,329        41,787         266          29,908        21,367         848
                                           ==========     =========      ======       =========     =========      ======

                                                STRONG VARIABLE ANNUITY FUNDS
                                           ---------------------------------------
                                                      MID-CAP GROWTH II
                                                         SUBACCOUNT
                                           ---------------------------------------
                                              2001          2000         1999(B)
                                           -----------   -----------   -----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity................  $  (12,882)   $   (9,537)    $   (107)
  Reinvested capital gains...............           0       128,565            0
  Realized gain (loss)...................    (160,074)      (44,438)         453
  Unrealized gain (loss).................    (518,152)     (512,724)      25,711
                                           ----------    ----------     --------
    Net increase (decrease) in contract
      owners' equity from operations.....    (691,108)     (438,134)      26,057
                                           ----------    ----------     --------
Equity transactions:
  Contract purchase payments.............     655,415       377,416        4,910
  Transfers from fixed & other
    subaccounts..........................     795,582     2,075,912      277,711
  Withdrawals, surrenders & death benefit
    payments (note 5)....................     (30,994)      (39,626)           0
  Transfers to fixed & other
    subaccounts..........................    (542,245)     (427,194)     (15,869)
  Cost of insurance & administrative fee
    (note 5).............................    (185,175)      (86,420)        (735)
                                           ----------    ----------     --------
    Net equity transactions..............     692,583     1,900,088      266,017
                                           ----------    ----------     --------
      Net change in contract owners'
         equity..........................       1,475     1,461,954      292,074
Contract owners' equity:
  Beginning of period....................   1,754,028       292,074            0
                                           ----------    ----------     --------
  End of period..........................  $1,755,503    $1,754,028     $292,074
                                           ==========    ==========     ========
Change in units:
  Beginning units........................     160,557        22,599            0
                                           ----------    ----------     --------
  Units purchased........................     143,637       170,289       22,660
  Units redeemed.........................     (70,325)      (32,331)         (61)
                                           ----------    ----------     --------
  Ending units...........................     233,869       160,557       22,599
                                           ==========    ==========     ========

---------------

(b) Period from November 1, 1999, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                                             GOLDMAN SACHS
                                           ---------------------------------------------------------------------------------
                                                     VIT GROWTH & INCOME                       VIT CORE US EQUITY
                                                         SUBACCOUNT                                SUBACCOUNT
                                           ---------------------------------------   ---------------------------------------
                                              2001          2000         1999(A)        2001          2000         1999(B)
                                           -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity................   $  (2,510)    $  (3,138)   $    6,342     $   (165)      $   302       $    21
  Reinvested capital gains...............           0             0             0            0           532            88
  Realized gain (loss)...................     (22,476)          621        (1,291)      (9,305)       (2,349)          (15)
  Unrealized gain (loss).................     (70,286)      (43,928)        5,904       (8,079)       (7,110)          283
                                            ---------     ---------    ----------     --------       -------       -------
    Net increase (decrease) in contract
      owners' equity from operations.....     (95,272)      (46,445)       10,955      (17,549)       (8,625)          377
                                            ---------     ---------    ----------     --------       -------       -------
Equity transactions:
  Contract purchase payments.............     149,859       253,791       224,791       28,745        15,510            27
  Transfers from fixed & other
    subaccounts..........................     113,404       269,811       587,752       79,928        92,863        11,931
  Withdrawals, surrenders & death benefit
    payments (note 5)....................     (33,499)      (20,900)          148         (709)            0             0
  Transfers to fixed & other
    subaccounts..........................    (152,418)     (161,300)     (121,177)     (40,014)       (7,457)       (4,541)
  Cost of insurance & administrative fee
    (note 5).............................     (72,955)      (61,304)      (14,869)     (11,174)       (3,969)          (22)
                                            ---------     ---------    ----------     --------       -------       -------
    Net equity transactions..............       4,391       280,098       676,645       56,776        96,947         7,395
                                            ---------     ---------    ----------     --------       -------       -------
      Net change in contract owners'
         equity..........................     (90,881)      233,653       687,600       39,227        88,322         7,772
Contract owners' equity:
  Beginning of period....................     921,253       687,600             0       96,094         7,772             0
                                            ---------     ---------    ----------     --------       -------       -------
  End of period..........................   $ 830,372     $ 921,253    $  687,600     $135,321       $96,094       $ 7,772
                                            =========     =========    ==========     ========       =======       =======
Change in units:
  Beginning units........................     101,634        71,765             0        9,799           711             0
                                            ---------     ---------    ----------     --------       -------       -------
  Units purchased........................      28,947        51,504        77,155       11,841         9,645           713
  Units redeemed.........................     (28,776)      (21,635)       (5,390)      (5,851)         (557)           (2)
                                            ---------     ---------    ----------     --------       -------       -------
  Ending units...........................     101,805       101,634        71,765       15,789         9,799           711
                                            =========     =========    ==========     ========       =======       =======

                                                        GOLDMAN SACHS
                                           ---------------------------------------
                                                     VIT CAPITAL GROWTH
                                                         SUBACCOUNT
                                           ---------------------------------------
                                              2001          2000         1999(B)
                                           -----------   -----------   -----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity................   $ (1,149)     $    (710)    $      6
  Reinvested capital gains...............        775         18,774          521
  Realized gain (loss)...................     (6,665)       (19,834)         415
  Unrealized gain (loss).................    (25,715)       (12,242)         472
                                            --------      ---------     --------
    Net increase (decrease) in contract
      owners' equity from operations.....    (32,754)       (14,012)       1,414
                                            --------      ---------     --------
Equity transactions:
  Contract purchase payments.............     65,621         84,246          506
  Transfers from fixed & other
    subaccounts..........................    151,929        448,729       27,948
  Withdrawals, surrenders & death benefit
    payments (note 5)....................        (33)             0            0
  Transfers to fixed & other
    subaccounts..........................    (81,808)      (343,858)     (15,776)
  Cost of insurance & administrative fee
    (note 5).............................    (25,263)       (12,671)         (86)
                                            --------      ---------     --------
    Net equity transactions..............    110,446        176,446       12,592
                                            --------      ---------     --------
      Net change in contract owners'
         equity..........................     77,692        162,434       14,006
Contract owners' equity:
  Beginning of period....................    176,440         14,006            0
                                            --------      ---------     --------
  End of period..........................   $254,132      $ 176,440     $ 14,006
                                            ========      =========     ========
Change in units:
  Beginning units........................     17,270          1,252            0
                                            --------      ---------     --------
  Units purchased........................     18,072         35,265        2,271
  Units redeemed.........................     (6,042)       (19,247)      (1,019)
                                            --------      ---------     --------
  Ending units...........................     29,300         17,270        1,252
                                            ========      =========     ========

---------------

(a) Period from May 3, 1999, date of commencement of operations.

(b) Period from November 1, 1999, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                           MORGAN STANLEY                    LAZARD RETIREMENT
                                                      -------------------------   ---------------------------------------
                                                           US REAL ESTATE                     EMERGING MARKET
                                                             SUBACCOUNT                         SUBACCOUNT
                                                      -------------------------   ---------------------------------------
                                                         2001         2000(B)        2001          2000         1999(B)
                                                      -----------   -----------   -----------   -----------   -----------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...........................   $   7,807     $   3,694     $  (1,558)    $  (3,385)    $     440
  Reinvested capital gains..........................       2,126         1,579             0        22,252             0
  Realized gain (loss)..............................      11,732        14,632       (25,737)        7,737         5,449
  Unrealized gain (loss)............................       1,512        19,989       (15,295)     (226,158)      107,388
                                                       ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) in contract owners'
      equity from operations........................      23,177        39,894       (42,590)     (199,554)      113,277
                                                       ---------     ---------     ---------     ---------     ---------
Equity transactions:
  Contract purchase payments........................      51,938        41,735       176,732       184,715        22,776
  Transfers from fixed & other subaccounts..........      74,022       855,067       180,121       124,287       563,737
  Withdrawals, surrenders & death benefit payments
    (note 5)........................................      (9,616)            0        (6,867)       (9,069)         (536)
  Transfers to fixed & other subaccounts............    (167,277)     (609,947)     (157,825)      (87,386)     (108,799)
  Cost of insurance & administrative fee (note 5)...     (20,674)      (10,160)      (58,922)      (43,168)       (6,614)
                                                       ---------     ---------     ---------     ---------     ---------
    Net equity transactions.........................     (71,607)      276,695       133,239       169,379       470,564
                                                       ---------     ---------     ---------     ---------     ---------
      Net change in contract owners' equity.........     (48,430)      316,589        90,649       (30,175)      583,841
Contract owners' equity:
  Beginning of period...............................     316,589             0       553,666       583,841             0
                                                       ---------     ---------     ---------     ---------     ---------
  End of period.....................................   $ 268,159     $ 316,589     $ 644,315     $ 553,666     $ 583,841
                                                       =========     =========     =========     =========     =========
Change in units:
  Beginning units...................................      24,304             0        61,947        46,635             0
                                                       ---------     ---------     ---------     ---------     ---------
  Units purchased...................................       7,557        71,290        30,987        25,626        47,535
  Units redeemed....................................     (12,978)      (46,986)      (16,418)      (10,314)         (900)
                                                       ---------     ---------     ---------     ---------     ---------
  Ending units......................................      18,883        24,304        76,516        61,947        46,635
                                                       =========     =========     =========     =========     =========

                                                                 LAZARD RETIREMENT
                                                      ---------------------------------------
                                                                     SMALL CAP
                                                                    SUBACCOUNT
                                                      ---------------------------------------
                                                         2001          2000         1999(B)
                                                      -----------   -----------   -----------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...........................  $   (4,538)    $   (567)      $    (2)
  Reinvested capital gains..........................      85,213        2,158            37
  Realized gain (loss)..............................       5,709        3,588             0
  Unrealized gain (loss)............................      80,403       22,274           536
                                                      ----------     --------       -------
    Net increase (decrease) in contract owners'
      equity from operations........................     166,787       27,453           571
                                                      ----------     --------       -------
Equity transactions:
  Contract purchase payments........................     213,680       38,598           106
  Transfers from fixed & other subaccounts..........   1,575,242      249,063        42,908
  Withdrawals, surrenders & death benefit payments
    (note 5)........................................     (48,569)      (1,347)            0
  Transfers to fixed & other subaccounts............    (460,772)     (88,946)            0
  Cost of insurance & administrative fee (note 5)...     (71,682)      (8,783)          (63)
                                                      ----------     --------       -------
    Net equity transactions.........................   1,207,899      188,585        42,951
                                                      ----------     --------       -------
      Net change in contract owners' equity.........   1,374,686      216,038        43,522
Contract owners' equity:
  Beginning of period...............................     259,560       43,522             0
                                                      ----------     --------       -------
  End of period.....................................  $1,634,246     $259,560       $43,522
                                                      ==========     ========       =======
Change in units:
  Beginning units...................................      20,488        4,128             0
                                                      ----------     --------       -------
  Units purchased...................................     118,197       23,131         4,134
  Units redeemed....................................     (29,125)      (6,771)           (6)
                                                      ----------     --------       -------
  Ending units......................................     109,560       20,488         4,128
                                                      ==========     ========       =======

---------------

(b) Period from November 1, 1999, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                                PBHG              FIDELITY VIP SERVICE CL 2
                                                      -------------------------   -------------------------
                                                             TECH & COMM                 MID-CAP III
                                                             SUBACCOUNT                  SUBACCOUNT
                                                      -------------------------   -------------------------
                                                         2001         2000(C)        2001         2000(C)
                                                      -----------   -----------   -----------   -----------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...........................   $   (389)      $    (3)     $ (1,320)      $    27
  Reinvested capital gains..........................     57,886             0             0             0
  Realized gain (loss)..............................     (6,505)         (138)         (436)            4
  Unrealized gain (loss)............................    (87,045)       (1,276)       18,348           214
                                                       --------       -------      --------       -------
    Net increase (decrease) in contract owners'
      equity from operations........................    (36,053)       (1,417)       16,592           245
                                                       --------       -------      --------       -------
Equity transactions:
  Contract purchase payments........................     46,150           197       117,491           237
  Transfers from fixed & other subaccounts..........    127,618        12,211       406,625         9,797
  Withdrawals, surrenders & death benefit payments
    (note 5)........................................          0             0          (229)            0
  Transfers to fixed & other subaccounts............    (22,278)         (194)      (61,836)          (16)
  Cost of insurance & administrative fee (note 5)...     (8,406)          (70)      (22,626)         (140)
                                                       --------       -------      --------       -------
    Net equity transactions.........................    143,084        12,144       439,425         9,878
                                                       --------       -------      --------       -------
      Net change in contract owners' equity.........    107,031        10,727       456,017        10,123
Contract owners' equity:
  Beginning of period...............................     10,727             0        10,123             0
                                                       --------       -------      --------       -------
  End of period.....................................   $117,758       $10,727      $466,140       $10,123
                                                       ========       =======      ========       =======
Change in units:
  Beginning units...................................      1,976             0           962             0
                                                       --------       -------      --------       -------
  Units purchased...................................     47,481         1,987        48,199           976
  Units redeemed....................................     (3,609)          (11)       (2,913)          (14)
                                                       --------       -------      --------       -------
  Ending units......................................     45,848         1,976        46,248           962
                                                       ========       =======      ========       =======

                                                                  FIDELITY VIP SERVICE CL 2
                                                      -----------------------------------------------------
                                                              CONTRA II                    GROWTH
                                                             SUBACCOUNT                  SUBACCOUNT
                                                      -------------------------   -------------------------
                                                         2001         2000(C)        2001         2000(C)
                                                      -----------   -----------   -----------   -----------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...........................   $   (574)      $   (11)     $ (1,060)      $   (13)
  Reinvested capital gains..........................        344             0         3,010             0
  Realized gain (loss)..............................     (3,295)           (2)       (4,237)         (208)
  Unrealized gain (loss)............................      3,474           (70)      (15,228)         (546)
                                                       --------       -------      --------       -------
    Net increase (decrease) in contract owners'
      equity from operations........................        (51)          (83)      (17,515)         (767)
                                                       --------       -------      --------       -------
Equity transactions:
  Contract purchase payments........................     90,717             0        94,919           128
  Transfers from fixed & other subaccounts..........    345,465        13,406       308,364        10,340
  Withdrawals, surrenders & death benefit payments
    (note 5)........................................          0             0             0             0
  Transfers to fixed & other subaccounts............    (28,078)            0       (37,844)            0
  Cost of insurance & administrative fee (note 5)...    (10,982)         (117)      (22,219)         (184)
                                                       --------       -------      --------       -------
    Net equity transactions.........................    397,122        13,289       343,220        10,284
                                                       --------       -------      --------       -------
      Net change in contract owners' equity.........    397,071        13,206       325,705         9,517
Contract owners' equity:
  Beginning of period...............................     13,206             0         9,517             0
                                                       --------       -------      --------       -------
  End of period.....................................   $410,277       $13,206      $335,222       $ 9,517
                                                       ========       =======      ========       =======
Change in units:
  Beginning units...................................      1,353             0         1,041             0
                                                       --------       -------      --------       -------
  Units purchased...................................     49,958         1,365        48,809         1,060
  Units redeemed....................................     (2,933)          (12)       (4,872)          (19)
                                                       --------       -------      --------       -------
  Ending units......................................     48,378         1,353        44,978         1,041
                                                       ========       =======      ========       =======

---------------

(c) Period from October 16, 2000, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                                   JANUS ASPEN SERVICE SHARES
                                                      -----------------------------------------------------
                                                               GROWTH                 WORLDWIDE GROWTH
                                                             SUBACCOUNT                  SUBACCOUNT
                                                      -------------------------   -------------------------
                                                         2001         2000(C)        2001         2000(C)
                                                      -----------   -----------   -----------   -----------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...........................  $   (5,416)    $    (52)    $   (2,017)    $    (15)
  Reinvested capital gains..........................       1,768            0              0            0
  Realized gain (loss)..............................     (46,972)        (225)       (15,682)         133
  Unrealized gain (loss)............................    (181,891)      (6,790)      (113,749)      (3,273)
                                                      ----------     --------     ----------     --------
    Net increase (decrease) in contract owners'
      equity from operations........................    (232,511)      (7,067)      (131,448)      (3,155)
                                                      ----------     --------     ----------     --------
Equity transactions:
  Contract purchase payments........................     444,654       11,332        384,900       10,181
  Transfers from fixed & other subaccounts..........   1,338,099      171,658      1,063,569      100,459
  Withdrawals, surrenders & death benefit payments
    (note 5)........................................     (11,839)           0        (10,908)           0
  Transfers to fixed & other subaccounts............    (550,765)     (20,934)      (210,957)      (5,037)
  Cost of insurance & administrative fee (note 5)...     (95,358)      (1,503)       (85,402)      (1,774)
                                                      ----------     --------     ----------     --------
    Net equity transactions.........................   1,124,791      160,553      1,141,202      103,829
                                                      ----------     --------     ----------     --------
      Net change in contract owners' equity.........     892,280      153,486      1,009,754      100,674
Contract owners' equity:
  Beginning of period...............................     153,486            0        100,674            0
                                                      ----------     --------     ----------     --------
  End of period.....................................  $1,045,766     $153,486     $1,110,428     $100,674
                                                      ==========     ========     ==========     ========
Change in units:
  Beginning units...................................      17,291            0         11,009            0
                                                      ----------     --------     ----------     --------
  Units purchased...................................     182,980       17,453        172,773       11,197
  Units redeemed....................................     (42,222)        (162)       (25,675)        (188)
                                                      ----------     --------     ----------     --------
  Ending units......................................     158,049       17,291        158,107       11,009
                                                      ==========     ========     ==========     ========

                                                                                    JP MORGAN SERIES TRUST II
                                                       JANUS ASPEN SERVICE SHARES   -------------------------
                                                       --------------------------      SMALL        MID CAP
                                                                BALANCED              COMPANY        VALUE
                                                               SUBACCOUNT           SUBACCOUNT    SUBACCOUNT
                                                        -------------------------   -----------   -----------
                                                           2001         2000(C)       2001(D)       2001(D)
                                                        -----------   -----------   -----------   -----------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...........................    $   11,163      $   366        $  0         $   (2)
  Reinvested capital gains..........................             0            0           0              0
  Realized gain (loss)..............................        (2,706)         (72)          0              0
  Unrealized gain (loss)............................       (22,041)         309           3             99
                                                        ----------      -------        ----         ------
    Net increase (decrease) in contract owners'
      equity from operations........................       (13,584)         603           3             97
                                                        ----------      -------        ----         ------
Equity transactions:
  Contract purchase payments........................       329,451        5,761         141            137
  Transfers from fixed & other subaccounts..........     1,176,991       74,679           0          4,410
  Withdrawals, surrenders & death benefit payments
    (note 5)........................................        (2,720)           0           0              0
  Transfers to fixed & other subaccounts............      (251,495)           0           0              0
  Cost of insurance & administrative fee (note 5)...       (71,406)        (848)         (1)           (18)
                                                        ----------      -------        ----         ------
    Net equity transactions.........................     1,180,821       79,592         140          4,529
                                                        ----------      -------        ----         ------
      Net change in contract owners' equity.........     1,167,237       80,195         143          4,626
Contract owners' equity:
  Beginning of period...............................        80,195            0           0              0
                                                        ----------      -------        ----         ------
  End of period.....................................    $1,247,432      $80,195        $143         $4,626
                                                        ==========      =======        ====         ======
Change in units:
  Beginning units...................................         8,038            0           0              0
                                                        ----------      -------        ----         ------
  Units purchased...................................       135,229        8,123          13            424
  Units redeemed....................................       (10,790)         (85)          0             (2)
                                                        ----------      -------        ----         ------
  Ending units......................................       132,477        8,038          13            422
                                                        ==========      =======        ====         ======

---------------

(c) Period from October 16, 2000, date of commencement of operations.

(d) Period from November 1, 2001, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                    For the Three Periods Ended December 31, 2001, 2000 and 1999

                                                                           MFS INVESTMENT MANAGEMENT
                                                          ------------------------------------------------------------
                                                              NEW          INVESTORS        MID-CAP
                                                           DISCOVERY         GROWTH          GROWTH       TOTAL RETURN
                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                          ------------    ------------    ------------    ------------
                                                            2001(D)         2001(D)         2001(D)         2001(D)
                                                          ------------    ------------    ------------    ------------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...............................     $   (2)        $    (5)         $   (1)        $   (11)
  Reinvested capital gains..............................          0               0               0               0
  Realized gain (loss)..................................          1               1               0              (7)
  Unrealized gain (loss)................................        161              39             (16)            634
                                                             ------         -------          ------         -------
    Net increase (decrease) in contract owners' equity
      from operations...................................        160              35             (17)            616
                                                             ------         -------          ------         -------
Equity transactions:
  Contract purchase payments............................          0             291               0             699
  Transfers from fixed & other subaccounts..............      2,520           9,379           1,263          48,709
  Withdrawals, surrenders & death benefit payments (note
    5)..................................................          0               0               0               0
  Transfers to fixed & other subaccounts................          0          (4,690)              0            (239)
  Cost of insurance & administrative fee (note 5).......        (23)            (72)             (8)           (161)
                                                             ------         -------          ------         -------
    Net equity transactions.............................      2,497           4,908           1,255          49,008
                                                             ------         -------          ------         -------
      Net change in contract owners' equity.............      2,657           4,943           1,238          49,624
Contract owners' equity:
  Beginning of period...................................          0               0               0               0
                                                             ------         -------          ------         -------
  End of period.........................................     $2,657         $ 4,943          $1,238         $49,624
                                                             ======         =======          ======         =======
Change in units:
  Beginning units.......................................          0               0               0               0
                                                             ------         -------          ------         -------
  Units purchased.......................................        232             468             112           4,873
  Units redeemed........................................         (2)             (7)             (1)            (39)
                                                             ------         -------          ------         -------
  Ending units..........................................        230             461             111           4,834
                                                             ======         =======          ======         =======

---------------

(d) Period from November 1, 2001, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Variable Account R (the Account) is a separate account of The Ohio National Life Assurance Corporation (ONLAC). All obligations arising under variable life insurance contracts are general corporate obligations of ONLAC. ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company (ONLIC). The account has been registered as a unit investment trust under the Investment Company Act of 1940.

   Assets of the Account are invested in portfolio shares of Ohio National Fund, Inc., Janus Aspen Series, Strong Variable Annuity Funds, Inc., Morgan Stanley Universal Funds, Goldman Sachs Variable Insurance Trust, Lazard Retirement Funds, PBHG Insurance Series Fund, Inc., Fidelity VIP Service CL 2, JP Morgan Series Trust II and MFS Investment Management (collectively the Funds). The Funds are diversified open-end management investment companies. The Funds' investments are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

   The fair value of the underlying mutual funds is based on the closing net asset value of fund shares held at December 31, 2001. Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains and losses are determined on the basis of average cost.

   Ohio National Investments, Inc. (ONI), a wholly owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc., in which the Account invests. For these services, ONI receives fees from the mutual funds.

   The accompanying financial statements include only the contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of ONLAC.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Some of the underlying mutual funds have been established by investment advisors which manage publicly traded mutual funds, having similar names and investment objectives. While some of the underlying mutual funds may be similar to publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performances of publicly traded mutual funds and any corresponding underlying mutual fund may differ substantially.

                                                                     (continued)

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(2) INVESTMENTS

   At December 31, 2001, the aggregate cost and number of shares of the underlying funds owned by the respective subaccounts were:

                                                     MONEY
                                    EQUITY          MARKET          BOND          OMNI
                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                --------------    -----------    ----------    -----------
Aggregate Cost................   $39,774,651      $9,079,178     $3,317,823    $10,473,515
Number of Shares..............     1,498,298         907,918        323,541        596,040

                                                   CAPITAL
                                INTERNATIONAL    APPRECIATION     SMALL CAP
                                 SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                -------------    ------------    -----------
Aggregate Cost................   $20,371,234     $11,729,417     $21,363,047
Number of Shares..............     1,521,979         868,354         936,718

                                INTERNATIONAL
                                    SMALL         AGGRESSIVE        CORE        GROWTH &
                                   COMPANY          GROWTH         GROWTH        INCOME
                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                --------------    -----------    ----------    -----------
Aggregate Cost................   $ 4,526,706      $4,917,507     $4,966,431    $14,538,040
Number of Shares..............       314,509         498,724        375,991        965,695


                                  S&P 500        SOCIAL
                                   INDEX        AWARENESS      BLUE CHIP
                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                -----------    -----------    -----------
Aggregate Cost................  $21,812,788    $   421,807    $   603,382
Number of Shares..............    1,535,153         42,464         58,931

                                                     HIGH
                                    EQUITY          INCOME        CAPITAL        NASDAQ
                                    INCOME           BOND          GROWTH          100
                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                --------------    -----------    ----------    -----------
Aggregate Cost................   $   164,389      $  264,017     $2,739,297    $   217,834
Number of Shares..............        16,291          33,864        102,422         48,093

                                                  JANUS ASPEN
                                 JANUS ASPEN     INSTITUTIONAL     JANUS ASPEN
                                INSTITUTIONAL       SHARES        INSTITUTIONAL
                                   SHARES          WORLDWIDE         SHARES
                                   GROWTH           GROWTH          BALANCED
                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                -------------    -------------    -------------
Aggregate Cost................   $10,001,668      $ 8,041,025      $ 3,048,712
Number of Shares..............       347,683          199,234          119,239

                                                                                 GOLDMAN
                                                    STRONG         STRONG       SACHS VIT
                                    STRONG         MULTI CAP      MID-CAP       GROWTH &
                                OPPORTUNITY II     VALUE II      GROWTH II       INCOME
                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                --------------    -----------    ----------    -----------
Aggregate Cost................   $ 1,353,980      $  326,578     $2,760,669    $   938,681
Number of Shares..............        58,819          33,404        107,174         89,000

                                  GOLDMAN        GOLDMAN        MORGAN
                                   SACHS          SACHS         STANLEY
                                 VIT CORE      VIT CAPITAL      US REAL
                                 US EQUITY       GROWTH         ESTATE
                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                -----------    -----------    -----------
Aggregate Cost................  $   150,228    $   291,618    $   246,658
Number of Shares..............       12,369         24,697         22,199

                                                                                FIDELITY
                                    LAZARD                                         VIP
                                  RETIREMENT        LAZARD          PBHG         SERVICE
                                   EMERGING       RETIREMENT       TECH &         CL 2
                                    MARKET         SMALL CAP        COMM       MID-CAP III
                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                --------------    -----------    ----------    -----------
Aggregate Cost................   $   778,379      $1,531,033     $  206,079    $   447,577
Number of Shares..............        89,863         124,942         36,122         23,917

                                 FIDELITY
                                    VIP         FIDELITY      JANUS ASPEN
                                  SERVICE      VIP SERVICE      SERVICE
                                   CL 2           CL 2          SHARES
                                 CONTRA II       GROWTH         GROWTH
                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                -----------    -----------    -----------
Aggregate Cost................  $   406,872    $   350,997    $ 1,234,447
Number of Shares..............       20,514         10,055         52,923

                                 JANUS ASPEN                     JP MORGAN      JP MORGAN
                                   SERVICE        JANUS ASPEN      SERIES        SERIES
                                    SHARES          SERVICE       TRUST II      TRUST II
                                  WORLDWIDE         SHARES         SMALL         MID CAP
                                    GROWTH         BALANCED       COMPANY         VALUE
                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                --------------    -----------    ----------    -----------
Aggregate Cost................    $1,227,446      $1,269,164     $      140    $     4,527
Number of Shares..............        39,127          53,515             11            277


                                    MFS            MFS            MFS            MFS
                                    NEW         INVESTORS       MID CAP         TOTAL
                                 DISCOVERY       GROWTH         GROWTH         RETURN
                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                -----------    -----------    -----------    -----------
Aggregate Cost................  $     2,496    $     4,905    $     1,253    $    48,990
Number of Shares..............          175            511            156          2,677

                                                                     (continued)

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(3) FINANCIAL HIGHLIGHTS

   At December 31, the accumulation units and value per unit of the respective subaccounts and products, and the expenses and total return for the periods then ended were:

                                                                                                    TOTAL
                                ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   RETURN**
                                ---------------------   --------------   -----------   ---------   --------
EQUITY SUBACCOUNT
     2001.....................        1,037,127           $30.697635     $31,837,334     0.75%      -9.12%
     2000.....................          992,625           $33.777286     $33,528,167     0.75%      -7.34%
     1999.....................          956,502           $36.453086     $34,867,446     0.75%      18.97%
     1998.....................        1,017,189           $30.639418     $31,166,072     0.75%       4.94%
     1997.....................          966,009           $29.198275     $28,205,784     0.75%      17.29%
MONEY MARKET SUBACCOUNT
     2001.....................          461,183           $19.686696     $ 9,079,178     0.75%       3.03%
     2000.....................          241,942           $19.108485     $ 4,623,149     0.75%       5.55%
     1999.....................          241,831           $18.103505     $ 4,377,995     0.75%       4.24%
     1998.....................          234,262           $17.366799     $ 4,068,382     0.75%       4.60%
     1997.....................           74,082           $16.602839     $ 1,229,977     0.75%       4.59%
BOND SUBACCOUNT
     2001.....................          137,657           $23.540985     $ 3,240,586     0.75%       7.61%
     2000.....................          107,023           $21.876334     $ 2,341,267     0.75%       5.07%
     1999.....................           90,240           $20.820247     $ 1,878,813     0.75%      -0.17%
     1998.....................           80,280           $20.855811     $ 1,674,308     0.75%       4.43%
     1997.....................           47,563           $19.970643     $   949,860     0.75%       8.47%
OMNI SUBACCOUNT
     2001.....................          346,979           $22.613117     $ 7,846,269     0.75%     -13.72%
     2000.....................          352,906           $26.207514     $ 9,248,783     0.75%     -15.48%
     1999.....................          380,822           $31.008817     $11,808,840     0.75%      10.53%
     1998.....................          425,296           $28.055492     $11,931,894     0.75%       3.75%
     1997.....................          378,071           $27.040818     $10,223,345     0.75%      17.27%
INTERNATIONAL SUBACCOUNT
     2001.....................          802,998           $15.807388     $12,693,302     0.75%     -30.09%
     2000.....................          809,614           $22.610910     $18,306,110     0.75%     -22.78%
     1999.....................          823,799           $29.279308     $24,120,263     0.75%      66.15%
     1998.....................          957,063           $17.621931     $16,865,296     0.75%       3.11%
     1997.....................          904,933           $17.090499     $15,465,753     0.75%       1.35%
CAPITAL APPRECIATION
  SUBACCOUNT
     2001.....................          486,036           $25.110741     $12,204,712     0.75%       8.88%
     2000.....................          393,332           $23.062248     $ 9,071,117     0.75%      30.52%
     1999.....................          429,437           $17.669517     $ 7,587,944     0.75%       5.67%
     1998.....................          423,380           $16.722138     $ 7,079,821     0.75%       5.12%
     1997.....................          305,995           $15.906985     $ 4,867,463     0.75%      14.33%

                                                                     (continued)

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                                    TOTAL
                                ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   RETURN**
                                ---------------------   --------------   -----------   ---------   --------
SMALL CAP SUBACCOUNT
     2001.....................          617,079           $27.442162     $16,933,981     0.75%     -18.97%
     2000.....................          606,632           $33.866978     $20,544,786     0.75%     -11.88%
     1999.....................          591,732           $38.431477     $22,741,130     0.75%     104.92%
     1998.....................          493,227           $18.754130     $ 9,250,038     0.75%       9.75%
     1997.....................          372,479           $17.087923     $ 6,364,899     0.75%       7.66%
INTERNATIONAL SMALL COMPANY
  SUBACCOUNT
     2001.....................          214,315           $13.796036     $ 2,956,702     0.75%     -29.80%
     2000.....................          207,195           $19.653655     $ 4,072,131     0.75%     -30.79%
     1999.....................          178,216           $28.396871     $ 5,060,766     0.75%     106.96%
     1998.....................          149,011           $13.720858     $ 2,044,553     0.75%       2.76%
     1997.....................          117,727           $13.352658     $ 1,571,975     0.75%      10.84%
AGGRESSIVE GROWTH SUBACCOUNT
     2001.....................          372,206           $ 7.732644     $ 2,878,135     0.75%     -32.32%
     2000.....................          318,530           $11.425914     $ 3,639,493     0.75%     -27.88%
     1999.....................          251,875           $15.843725     $ 3,990,634     0.75%       4.97%
     1998.....................          254,032           $15.093421     $ 3,834,209     0.75%       7.04%
     1997.....................          191,842           $14.100998     $ 2,705,162     0.75%      11.69%
CORE GROWTH SUBACCOUNT
     2001.....................          255,827           $10.471667     $ 2,678,934     0.75%     -39.95%
     2000.....................          242,290           $17.438980     $ 4,225,295     0.75%     -17.49%
     1999.....................          174,597           $21.135299     $ 3,690,169     0.75%     103.42%
     1998.....................          124,781           $10.389835     $ 1,296,450     0.75%       8.01%
     1997.....................           85,705           $ 9.619453     $   824,433     0.75%      -3.81%       1/5/97
GROWTH & INCOME SUBACCOUNT
     2001.....................          678,248           $18.244681     $12,374,416     0.75%     -13.48%
     2000.....................          631,007           $21.120711     $13,327,314     0.75%      -9.12%
     1999.....................          571,171           $23.203471     $13,253,157     0.75%      61.04%
     1998.....................          390,193           $14.408556     $ 5,622,122     0.75%       6.29%
     1997.....................          135,929           $13.555905     $ 1,842,644     0.75%      35.56%       1/5/97
S&P 500 INDEX SUBACCOUNT
     2001.....................        1,126,657           $16.230974     $18,286,748     0.75%     -13.98%
     2000.....................          975,222           $18.868311     $18,400,789     0.75%     -10.32%
     1999.....................          887,541           $21.039899     $18,673,763     0.75%      24.69%
     1998.....................          457,114           $16.873371     $ 7,713,053     0.75%      29.04%
     1997.....................           96,929           $13.076496     $ 1,267,486     0.75%      30.76%       1/5/97
SOCIAL AWARENESS SUBACCOUNT
     2001.....................           39,607           $ 7.732189     $   306,252     0.75%     -20.38%
     2000.....................           37,937           $ 9.711308     $   368,413     0.75%     -13.43%
     1999.....................           41,479           $11.218364     $   465,325     0.75%      16.82%
     1998.....................           55,122           $ 9.603437     $   529,362     0.75%     -22.98%
     1997.....................           26,883           $12.469522     $   335,219     0.75%      24.70%       1/5/97

                                                                     (continued)

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                                    TOTAL
                                ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   RETURN**
                                ---------------------   --------------   -----------   ---------   --------
BLUE CHIP SUBACCOUNT
     2001.....................           60,504           $ 9.884110     $   598,028     0.75%      -4.94%
     2000.....................           33,841           $10.398014     $   351,877     0.75%       0.32%
     1999.....................               45           $10.364605     $       468     0.75%       3.65%      11/1/99
EQUITY INCOME SUBACCOUNT
     2001.....................           18,267           $ 8.300559     $   151,628     0.75%     -12.48%
     2000.....................            5,860           $ 9.484445     $    55,578     0.75%     -13.14%      11/1/99
HIGH INCOME BOND SUBACCOUNT
     2001.....................           25,230           $ 9.821229     $   247,785     0.75%       3.50%
     2000.....................            6,486           $ 9.489367     $    61,549     0.75%      -7.79%
     1999.....................            5,678           $10.291509     $    58,437     0.75%       2.92%      11/1/99
CAPITAL GROWTH SUBACCOUNT
     2001.....................          204,936           $ 8.841553     $ 1,811,952     0.75%     -15.24%
     2000.....................          188,206           $10.431717     $ 1,963,311     0.75%     -26.56%
     1999.....................           21,003           $14.203709     $   298,318     0.75%      42.04%      11/1/99
NASDAQ 100 SUBACCOUNT
     2001.....................           40,660           $ 4.850717     $   197,228     0.75%     -33.16%
     2000.....................            2,980           $ 7.256762     $    21,628     0.75%     -27.43%     10/16/00
JANUS ASPEN GROWTH
  INSTITUTIONAL SUBACCOUNT
     2001.....................          849,118           $ 8.140145     $ 6,911,944     0.75%     -25.30%
     2000.....................          797,787           $10.896910     $ 8,693,414     0.75%     -15.19%
     1999.....................          482,511           $12.848159     $ 6,199,378     0.75%      28.48%       5/3/99
JANUS ASPEN WORLDWIDE GROWTH
  INSTITUTIONAL SUBACCOUNT
     2001.....................          586,165           $ 9.700598     $ 5,686,148     0.75%     -23.02%
     2000.....................          539,952           $12.601009     $ 6,803,937     0.75%     -16.30%
     1999.....................          244,886           $15.054438     $ 3,686,627     0.75%      50.54%       5/3/99
JANUS ASPEN BALANCED
  INSTITUTIONAL SUBACCOUNT
     2001.....................          265,788           $10.125474     $ 2,691,224     0.75%      -5.38%
     2000.....................          197,829           $10.701013     $ 2,116,973     0.75%      -3.00%
     1999.....................            6,543           $11.031897     $    72,185     0.75%      10.32%      11/1/99
STRONG OPPORTUNITY II
  SUBACCOUNT
     2001.....................          101,329           $11.290309     $ 1,144,032     0.75%      -4.42%
     2000.....................           41,787           $11.812926     $   493,631     0.75%       5.81%
     1999.....................              266           $11.164799     $     2,970     0.75%      11.65%      11/1/99
STRONG MULTI CAP VALUE II
  SUBACCOUNT
     2001.....................           29,908           $11.381305     $   340,388     0.75%       3.34%
     2000.....................           21,367           $11.013003     $   235,319     0.75%       7.02%
     1999.....................              848           $10.290266     $     8,725     0.75%       2.90%      11/1/99

                                                                     (continued)

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                                    TOTAL
                                ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   RETURN**
                                ---------------------   --------------   -----------   ---------   --------
STRONG MID-CAP GROWTH II
  SUBACCOUNT
     2001.....................          233,869           $ 7.506339     $ 1,755,503     0.75%     -31.29%
     2000.....................          160,557           $10.924629     $ 1,754,028     0.75%     -15.47%
     1999.....................           22,599           $12.924122     $   292,074     0.75%      29.24%      11/1/99
GOLDMAN SACHS GROWTH & INCOME
  SUBACCOUNT
     2001.....................          101,805           $ 8.156502     $   830,372     0.75%     -10.02%
     2000.....................          101,634           $ 9.064387     $   921,253     0.75%      -5.39%
     1999.....................           71,765           $ 9.581286     $   687,600     0.75%      -4.19%       5/3/99
GOLDMAN SACHS CORE US EQUITY
  SUBACCOUNT
     2001.....................           15,789           $ 8.570796     $   135,321     0.75%     -12.60%
     2000.....................            9,799           $ 9.806522     $    96,094     0.75%     -10.29%
     1999.....................              711           $10.931168     $     7,772     0.75%       9.31%      11/1/99
GOLDMAN SACHS CAPITAL GROWTH
  SUBACCOUNT
     2001.....................           29,300           $ 8.673416     $   254,132     0.75%     -15.10%
     2000.....................           17,270           $10.216351     $   176,440     0.75%      -8.66%
     1999.....................            1,252           $11.184743     $    14,006     0.75%      11.85%      11/1/99
MORGAN STANLEY US REAL ESTATE
  SUBACCOUNT
     2001.....................           18,883           $14.201310     $   268,159     0.75%       9.02%
     2000.....................           24,304           $13.026396     $   316,589     0.75%      28.31%
LAZARD RETIREMENT EMERGING
  MARKET SUBACCOUNT
     2001.....................           76,516           $ 8.420653     $   644,315     0.75%      -5.79%
     2000.....................           61,947           $ 8.937743     $   553,666     0.75%     -28.61%
     1999.....................           46,635           $12.519300     $   583,841     0.75%      25.19%      11/1/99
LAZARD RETIREMENT SMALL CAP
  SUBACCOUNT
     2001.....................          109,560           $14.916457     $ 1,634,246     0.75%      17.74%
     2000.....................           20,488           $12.668639     $   259,560     0.75%      20.15%
     1999.....................            4,128           $10.544030     $    43,522     0.75%       5.44%      11/1/99
PBHG TECH & COMM SUBACCOUNT
     2001.....................           45,848           $ 2.568427     $   117,758     0.75%     -52.68%
     2000.....................            1,976           $ 5.427213     $    10,727     0.75%     -45.73%     10/16/00
FIDELITY VIP SERVICE CL 2
  MID-CAP III SUBACCOUNT
     2001.....................           46,248           $10.079181     $   466,140     0.75%      -4.24%
     2000.....................              962           $10.525174     $    10,123     0.75%       5.25%     10/16/00

                                                                     (continued)

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                                    TOTAL
                                ACCUMULATION UNITS***   VALUE PER UNIT      VALUE      EXPENSES*   RETURN**
                                ---------------------   --------------   -----------   ---------   --------
FIDELITY VIP SERVICE CL 2
  CONTRA II SUBACCOUNT
     2001.....................           48,378           $ 8.480711     $   410,277     0.75%     -13.12%
     2000.....................            1,353           $ 9.761880     $    13,206     0.75%      -2.38%     10/16/00
FIDELITY VIP SERVICE CL 2
  GROWTH SUBACCOUNT
     2001.....................           44,978           $ 7.453054     $   335,222     0.75%     -18.48%
     2000.....................            1,041           $ 9.142770     $     9,517     0.75%      -8.57%     10/16/00
JANUS ASPEN GROWTH SERVICE
  SUBACCOUNT
     2001.....................          158,049           $ 6.616731     $ 1,045,766     0.75%     -25.46%
     2000.....................           17,291           $ 8.876902     $   153,486     0.75%     -11.23%     10/16/00
JANUS ASPEN WORLDWIDE GROWTH
  SERVICE SUBACCOUNT
     2001.....................          158,107           $ 7.023270     $ 1,110,428     0.75%     -23.20%
     2000.....................           11,009           $ 9.144478     $   100,674     0.75%      -8.56%     10/16/00
JANUS ASPEN BALANCED SERVICE
  SUBACCOUNT
     2001.....................          132,477           $ 9.416226     $ 1,247,432     0.75%      -5.62%
     2000.....................            8,038           $ 9.976617     $    80,195     0.75%      -0.23%     10/16/00
JP MORGAN SERIES TRUST II
  SMALL COMPANY SUBACCOUNT
     2001.....................               13           $11.189680     $       143     0.75%      11.90%      11/1/01
JP MORGAN SERIES TRUST II MID
  CAP VALUE SUBACCOUNT
     2001.....................              422           $10.966816     $     4,626     0.75%       9.67%      11/1/01
MFS NEW DISCOVERY SUBACCOUNT
     2001.....................              230           $11.559996     $     2,657     0.75%      15.60%      11/1/01
MFS INVESTORS GROWTH
  SUBACCOUNT
     2001.....................              461           $10.719368     $     4,943     0.75%       7.19%      11/1/01
MFS MID CAP GROWTH SUBACCOUNT
     2001.....................              111           $11.109985     $     1,238     0.75%      11.10%      11/1/01
MFS TOTAL RETURN SUBACCOUNT
     2001.....................            4,834           $10.264559     $    49,624     0.75%       2.65%      11/1/01

---------------

  * This represents the annualized contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to contract owner accounts through the redemption of units.

                                                                     (continued)

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

 ** This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the 12-month period indicated or from the inception date through the end of the period.

*** Accumulation units are rounded to the nearest whole number.

(4)  RISK AND ADMINISTRATIVE EXPENSE

   Although variable life payments differ according to the investment performance of the Accounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk under the contracts. ONLAC charges the Accounts' assets for assuming those risks. Such charge will be assessed through the unit value calculation at a daily rate of 0.0020471% which corresponds to an annual rate of .75% of the contract value.

(5) CONTRACT CHARGES

   Each premium payment is subject to a premium expense charge. The premium expense charge has two components:

   (a) Sales Load. Each contract is subject to a level sales load of all premiums paid of 4%.

   (b) State Premium Tax. Premium payments will be subject to the state premium tax and any other state or local taxes that currently range from 0% to 4%.

   Total premium expense charges in the Account amounted to approximately $1,970,000, $2,000,000, and $1,630,880 during 2001, 2000, and 1999, respectively.

   A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge.

   The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred insurance underwriting charge varies with age at issue or increase.

   A service charge is imposed on each transfer of cash values among the subaccounts. Currently, ONLAC is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee is charged.

   ONLAC charges a monthly deduction from the contract value for the cost of insurance, a $5.00 or $7.00 record keeping and processing charge, a risk charge of $.01 per $1,000 of the stated amount for the risk associated with the death benefit guarantee, and the cost of additional insurance benefits provided by rider. These contract charges are assessed each contract by liquidating units.

                                                                     (continued)

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(6) FEDERAL INCOME TAXES

   Operations of the Account form a part of, and are taxed with, operations of ONLAC which is taxed as a life insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon termination or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares.

(7) NEW ACCOUNTING PRONOUNCEMENTS

   In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires Separate Accounts presenting financial statements in conformity with accounting principles generally accepted in the United States of America to disclose financial highlights which include expense ratios and total return. The adoption of the guide had no financial impact on the Account.

FORM 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 INDEPENDENT AUDITORS' REPORT

The Board of Directors of
The Ohio National Life Assurance Corporation and
Contract Owners of Ohio National
Variable Account R:

We have audited the accompanying statement of assets and contract owners' equity of Ohio National Variable Account R (comprised of the sub-accounts listed in note 2) (collectively, "the Account") as of December 31, 2001, and the related statements of operations and changes in contract owners' equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2001, and the results of its operations, changes in contract owners' equity, and financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP


Columbus, Ohio
February 15, 2002

FORM 5514

                                                                      APPENDIX A

                    ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS AND ACCUMULATED PREMIUMS.

The following tables help to show how contract values change with investment performance. The tables illustrate how the death benefit of a contract of an insured of a given age and the cash surrender value (reflecting the deduction of sales load) would vary over time if the return on the assets held in the Funds was a constant, gross, after-tax, annual rate of 0%, 6% or 12%. Because of compounding, the death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 6%, or 12%, but fluctuated over and under those averages throughout the years.


The amounts shown for the death benefit and cash surrender value as of each contract year show that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax returns on Fund assets. This is because certain fees and charges are deducted from the gross return. They are the daily investment management fees incurred by the Funds and the other expenses of operating the funds. Although the rates may vary, the average is 1.03% of the value of the average daily net assets of the Funds to which contract values may be allocated. This average takes into account the waivers and reimbursements detailed in the Charges and Deductions section of the prospectus. These waivers and reductions may be terminated in future years. If the waivers and/or reductions are terminated, the average fund expenses may increase, as may the underlying cost of the contract. The daily charge to VAR for assuming mortality and expense risks is equivalent to an annual charge of 0.75%. Based on your contract cash value, your charges may be less. Gross annual rates of return of 0%, 6%, and 12% produce average net annual rates of return for all Funds of approximately -1.78%, 4.22%, and 10.22%.


Each page of illustrations includes two tables. The top table shows the death benefits and cash surrender values assuming we assess current contract charges ("current tables"). Current charges are not guaranteed and may be changed. The lower table shows the death benefits and cash surrender values assuming we assess the maximum contract charges allowable.

The tables assume a premium tax deduction of 1.40% (the charge deducted from your contract will reflect premium taxes in your jurisdiction), that no portion of your net premiums have been allocated to the general account and that planned premiums are paid on the first day of each contract year. The tables also assume that you have made no transfers, partial surrenders, loans, changes in death benefit option or changes in stated amount. Additionally, the tables assume that there are no optional insurance benefits and the current tables assume that our current cost of insurance charges will not be changed. Finally, the tables reflect the fact that no charges for federal, state or local taxes are made now against VAR. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

Below is a list of the sample illustrations presented on the following pages of this prospectus. Upon request, we will furnish a comparable illustration based on your age, sex, risk class, death benefit plan, stated amount and planned premium.

                            VARI-VEST ASSET BUILDER

AGE   DEATH BENEFIT PLAN    PLANNED PREMIUM    STATED AMOUNT       RISK CLASS        PAGE
---   ------------------    ---------------    -------------       ----------        ----
25          Plan A           1,092  (Minimum)    $ 150,000          Nonsmoker         97
25          Plan A           1,270                 150,000          Nonsmoker         98
25          Plan B           1,092  (Minimum)      150,000          Nonsmoker         99
25          Plan B           4,005                 150,000          Nonsmoker        100
40          Plan A           2,904  (Minimum)      250,000     Preferred Nonsmoker   101
40          Plan A           3,820                 250,000     Preferred Nonsmoker   102
40          Plan B           2,904  (Minimum)      250,000     Preferred Nonsmoker   103
40          Plan B          11,040                 250,000     Preferred Nonsmoker   104

HYPOTHETICAL HISTORICAL ILLUSTRATIONS

We may produce hypothetical illustrations of the contract (such as those listed above) based upon the actual historical investment performance (total return) of the Funds from the inception of each Fund or one-, five- and ten-year periods. Such illustrations reflect all contract and subsequent charges, including the cost of insurance (specific to the age, sex, stated amount, risk classification and type of death benefit), planned premium, premium tax, risk charge, sales load, administration charge and surrender charge for the contract being illustrated. We will also provide individualized illustrations upon request. Being based upon past performance, neither hypothetical illustrations nor other performance data indicate future performance.

FORM 5514

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,092.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147              0         150,000              0         150,000              0         150,000
2              1,092        2,351              0         150,000              0         150,000              0         150,000
3              1,092        3,615              0         150,000              0         150,000              0         150,000
4              1,092        4,942          1,124         150,000            558         150,000             58         150,000
5              1,092        6,336          2,407         150,000          1,522         150,000            773         150,000
6              1,092        7,799          3,831         150,000          2,535         150,000          1,479         150,000
7              1,092        9,336          5,405         150,000          3,593         150,000          2,175         150,000
8              1,092       10,949          7,143         150,000          4,696         150,000          2,859         150,000
9              1,092       12,643          9,063         150,000          5,845         150,000          3,529         150,000
10             1,092       14,422         11,185         150,000          7,043         150,000          4,184         150,000
15             1,092       24,742         28,148         150,000         16,321         150,000          9,724         150,000
20             1,092       37,913         51,736         150,000         24,228         150,000         11,966         150,000
Age 60         1,092      103,561        264,225         354,061         58,786         150,000         13,237         150,000
Age 65         1,092      138,509        442,412         539,743         74,908         150,000         10,008         150,000
Age 70         1,092      183,112        735,807         853,536         94,299         150,000          2,799         150,000


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147               0         150,000             0         150,000              0         150,000
2              1,092        2,351               0         150,000             0         150,000              0         150,000
3              1,092        3,615               0         150,000             0         150,000              0         150,000
4              1,092        4,942           1,045         150,000           489         150,000              0         150,000
5              1,092        6,336           2,310         150,000         1,440         150,000            704         150,000
6              1,092        7,799           3,712         150,000         2,438         150,000          1,402         150,000
7              1,092        9,336           5,261         150,000         3,480         150,000          2,087         150,000
8              1,092       10,949           6,971         150,000         4,566         150,000          2,760         150,000
9              1,092       12,643           8,861         150,000         5,698         150,000          3,420         150,000
10             1,092       14,422          10,949         150,000         6,877         150,000          4,065         150,000
15             1,092       24,742          27,667         150,000        16,034         150,000          9,544         150,000
20             1,092       37,913          50,791         150,000        23,723         150,000         11,666         150,000
Age 60         1,092      103,561         256,869         344,205        54,693         150,000         10,130         150,000
Age 65         1,092      138,509         427,519         521,573        66,868         150,000          3,269         150,000
Age 70         1,092      183,112         705,120         817,940        78,871         150,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

FORM 5514

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,270.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,270        1,334              0          150,000              0        150,000              0         150,000
2              1,270        2,734              0          150,000              0        150,000              0         150,000
3              1,270        4,204            586          150,000            190        150,000              0         150,000
4              1,270        5,748          2,003          150,000          1,317        150,000            711         150,000
5              1,270        7,368          3,571          150,000          2,496        150,000          1,584         150,000
6              1,270        9,070          5,310          150,000          3,735        150,000          2,449         150,000
7              1,270       10,857          7,234          150,000          5,029        150,000          3,302         150,000
8              1,270       12,734          9,362          150,000          6,381        150,000          4,140         150,000
9              1,270       14,704         11,716          150,000          7,792        150,000          4,963         150,000
10             1,270       16,773         14,318          150,000          9,265        150,000          5,770         150,000
15             1,270       28,775         34,612          150,000         20,143        150,000         12,051         150,000
20             1,270       44,093         63,860          150,000         30,107        150,000         15,006         150,000
Age 60         1,270      120,442        325,228          435,805         75,616        150,000         18,405         150,000
Age 65         1,270      161,086        544,235          663,966         98,345        150,000         15,980         150,000
Age 70         1,270      212,960        904,839        1,049,614        127,450        150,000          9,741         150,000


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


                                          12.00% (10.20% NET)             6.00% (4.20% NET)              0.00% (-1.80% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,270        1,334               0         150,000              0        150,000              0         150,000
2              1,270        2,734               0         150,000              0        150,000              0         150,000
3              1,270        4,204             525         150,000            134        150,000              0         150,000
4              1,270        5,748           1,924         150,000          1,248        150,000            652         150,000
5              1,270        7,368           3,473         150,000          2,414        150,000          1,515         150,000
6              1,270        9,070           5,191         150,000          3,638        150,000          2,371         150,000
7              1,270       10,857           7,090         150,000          4,916        150,000          3,213         150,000
8              1,270       12,734           9,191         150,000          6,251        150,000          4,041         150,000
9              1,270       14,704          11,514         150,000          7,645        150,000          4,854         150,000
10             1,270       16,773          14,083         150,000          9,099        150,000          5,651         150,000
15             1,270       28,775          34,136         150,000         19,857        150,000         11,872         150,000
20             1,270       44,093          62,933         150,000         29,611        150,000         14,710         150,000
Age 60         1,270      120,442         317,435         425,363         71,884        150,000         15,397         150,000
Age 65         1,270      161,086         527,971         644,125         91,404        150,000          9,481         150,000
Age 70         1,270      212,960         870,456       1,009,729        115,279        150,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

FORM 5514

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $1,092.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147              0         150,847              0         150,794              0         150,740
2              1,092        2,351              0         151,781              0         151,621              0         151,468
3              1,092        3,615              0         152,810              0         152,483              0         152,182
4              1,092        4,942          1,108         153,945            545         153,382             47         152,883
5              1,092        6,336          2,383         155,199          1,503         154,318            757         153,572
6              1,092        7,799          3,795         156,587          2,507         155,299          1,458         154,250
7              1,092        9,336          5,353         158,121          3,554         156,322          2,147         154,915
8              1,092       10,949          7,072         159,815          4,645         157,389          2,823         155,566
9              1,092       12,643          8,967         161,685          5,780         158,498          3,484         156,202
10             1,092       14,422         11,056         163,747          6,959         159,650          4,129         156,820
15             1,092       24,742         27,694         177,694         16,079         166,079          9,595         159,595
20             1,092       37,913         50,354         200,354         23,635         173,635         11,706         161,706
Age 60         1,092      103,561        247,379         397,379         53,310         203,310         12,028         162,028
Age 65         1,092      138,509        410,060         560,060         64,059         214,059          8,249         158,249
Age 70         1,092      183,112        676,755         826,755         72,930         222,930            605         150,605


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147               0         150,824             0        150,771               0         150,718
2              1,092        2,351               0         151,738             0        151,580               0         151,429
3              1,092        3,615               0         152,748             0        152,427               0         152,131
4              1,092        4,942           1,029         153,865           476        153,312               0         152,823
5              1,092        6,336           2,284         155,100         1,420        154,235             687         153,503
6              1,092        7,799           3,675         156,466         2,409        155,201           1,379         154,171
7              1,092        9,336           5,207         157,975         3,440        156,207           2,058         154,825
8              1,092       10,949           6,897         159,640         4,513        157,256           2,722         155,466
9              1,092       12,643           8,760         161,478         5,629        158,347           3,373         156,091
10             1,092       14,422          10,815         163,506         6,789        159,480           4,008         156,699
15             1,092       24,742          27,195         177,195        15,782        165,782           9,410         159,410
20             1,092       37,913          49,342         199,342        23,102        173,102          11,394         161,394
Age 60         1,092      103,561         237,011         387,011        48,179        198,179           8,759         158,759
Age 65         1,092      138,509         387,843         537,843        53,272        203,272           1,427         151,427
Age 70         1,092      183,112         630,119         780,119        50,963        200,963


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

FORM 5514

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $4,005                            STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                PLANNED PREMIUMS                CURRENT                        CURRENT                        CURRENT
              ---------------------   ----------------------------   ----------------------------   ----------------------------
              TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF     ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR   OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------   ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             4,005         4,205           1,022         153,920           801         153,699            581         153,479
2             4,005         8,621           5,379         158,258         4,690         157,569          4,029         156,907
3             4,005        13,257          10,207         163,064         8,766         161,623          7,434         160,292
4             4,005        18,125          15,554         168,391        13,035         165,871         10,798         163,634
5             4,005        23,237          21,479         174,295        17,508         170,323         14,120         166,936
6             4,005        28,604          28,046         180,837        22,197         174,989         17,404         170,196
7             4,005        34,239          35,318         188,085        27,108         179,875         20,645         173,413
8             4,005        40,156          43,370         196,113        32,247         184,991         23,842         176,585
9             4,005        46,369          52,285         205,003        37,626         190,344         26,993         179,711
10            4,005        52,893          62,154         214,845        43,254         195,945         30,098         182,789
15            4,005        90,743         132,188         330,469        78,024         228,024         47,422         197,422
20            4,005       139,051         242,708         538,812       117,998         267,998         60,676         210,676
Age 60        4,005       379,819       1,218,263       1,632,473       306,468         456,468         90,912         240,912
Age 65        4,005       507,993       2,035,686       2,483,537       400,274         550,274         95,931         245,931
Age 70        4,005       671,579       3,381,609       3,922,666       514,168         664,168         96,533         246,533


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                PLANNED PREMIUMS               GUARANTEED                     GUARANTEED                     GUARANTEED
              ---------------------   ----------------------------   ----------------------------   ----------------------------
              TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF     ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR   OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------   ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             4,005         4,205             998         153,896           778         153,676            558         153,456
2             4,005         8,621           5,336         158,214         4,650         157,528          3,991         156,869
3             4,005        13,257          10,144         163,002         8,709         161,566          7,383         160,241
4             4,005        18,125          15,474         168,311        12,965         165,801         10,737         163,574
5             4,005        23,237          21,379         174,195        17,424         170,239         14,050         166,865
6             4,005        28,604          27,924         180,715        22,099         174,890         17,324         170,116
7             4,005        34,239          35,170         187,938        26,992         179,759         20,554         173,322
8             4,005        40,156          43,193         195,937        32,113         184,857         23,740         176,484
9             4,005        46,369          52,076         204,794        37,474         190,192         26,881         179,599
10            4,005        52,893          61,910         214,601        43,082         195,773         29,976         182,667
15            4,005        90,743         131,683         329,207        77,725         227,725         47,235         197,235
20            4,005       139,051         241,584         536,316       117,462         267,462         60,363         210,363
Age 60        4,005       379,819       1,199,476       1,607,298       301,352         451,352         87,646         237,646
Age 65        4,005       507,993       1,991,834       2,430,037       389,534         539,534         89,098         239,098
Age 70        4,005       671,579       3,280,767       3,805,690       492,332         642,332         82,879         232,879


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

FORM 5514

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $2,904.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         250,000              0         250,000              0         250,000
2              2,904        6,251              0         250,000              0         250,000              0         250,000
3              2,904        9,613          1,919         250,000            949         250,000             53         250,000
4              2,904       13,142          5,443         250,000          3,761         250,000          2,271         250,000
5              2,904       16,849          9,323         250,000          6,683         250,000          4,438         250,000
6              2,904       20,740         13,564         250,000          9,693         250,000          6,530         250,000
7              2,904       24,827         18,224         250,000         12,809         250,000          8,565         250,000
8              2,904       29,117         23,341         250,000         16,028         250,000         10,532         250,000
9              2,904       33,622         29,009         250,000         19,398         250,000         12,474         250,000
10             2,904       38,353         35,246         250,000         22,882         250,000         14,346         250,000
15             2,904       65,797         83,099         250,000         47,846         250,000         28,258         250,000
20             2,904      100,825        152,882         250,000         70,527         250,000         34,121         250,000
Age 60         2,904      100,825        152,882         250,000         70,527         250,000         34,121         250,000
Age 65         2,904      145,529        270,797         330,372         97,531         250,000         37,094         250,000
Age 70         2,904      202,585        466,285         540,891        129,757         250,000         35,595         250,000


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049               0         250,000             0        250,000               0         250,000
2              2,904        6,251               0         250,000             0        250,000               0         250,000
3              2,904        9,613           1,085         250,000           182        250,000               0         250,000
4              2,904       13,142           4,229         250,000         2,676        250,000           1,303         250,000
5              2,904       16,849           7,655         250,000         5,231        250,000           3,180         250,000
6              2,904       20,740          11,390         250,000         7,851        250,000           4,976         250,000
7              2,904       24,827          15,465         250,000        10,537        250,000           6,693         250,000
8              2,904       29,117          19,918         250,000        13,287        250,000           8,329         250,000
9              2,904       33,622          24,793         250,000        16,105        250,000           9,884         250,000
10             2,904       38,353          30,127         250,000        18,982        250,000          11,346         250,000
15             2,904       65,797          70,925         250,000        39,504        250,000          22,336         250,000
20             2,904      100,825         127,312         250,000        54,309        250,000          23,163         250,000
Age 60         2,904      100,825         127,312         250,000        54,309        250,000          23,163         250,000
Age 65         2,904      145,529         223,119         272,205        67,620        250,000          17,264         250,000
Age 70         2,904      202,585         382,627         443,847        75,105        250,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

FORM 5514

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $3,820.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,820        4,011              0         250,000              0         250,000              0         250,000
2              3,820        8,223            732         250,000             97         250,000              0         250,000
3              3,820       12,645          5,135         250,000          3,816         250,000          2,598         250,000
4              3,820       17,288          9,981         250,000          7,681         250,000          5,641         250,000
5              3,820       22,163         15,328         250,000         11,714         250,000          8,634         250,000
6              3,820       27,282         21,203         250,000         15,889         250,000         11,545         250,000
7              3,820       32,658         27,681         250,000         20,233         250,000         14,390         250,000
8              3,820       38,301         34,820         250,000         24,746         250,000         17,160         250,000
9              3,820       44,228         42,736         250,000         29,476         250,000         19,900         250,000
10             3,820       50,450         51,473         250,000         34,393         250,000         22,565         250,000
15             3,820       86,552        116,758         250,000         67,733         250,000         40,367         250,000
20             3,820      132,628        216,480         290,083        101,406         250,000         50,062         250,000
Age 60         3,820      132,628        216,480         290,083        101,406         250,000         50,062         250,000
Age 65         3,820      191,433        382,717         466,915        143,273         250,000         57,008         250,000
Age 70         3,820      266,486        657,553         762,761        196,354         250,000         59,857         250,000


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,820        4,011               0         250,000             0        250,000               0         250,000
2              3,820        8,223             224         250,000             0        250,000               0         250,000
3              3,820       12,645           4,307         250,000         3,055        250,000           1,902         250,000
4              3,820       17,288           8,775         250,000         6,603        250,000           4,680         250,000
5              3,820       22,163          13,677         250,000        10,275        250,000           7,382         250,000
6              3,820       27,282          19,055         250,000        14,070        250,000          10,003         250,000
7              3,820       32,658          24,964         250,000        17,992        250,000          12,539         250,000
8              3,820       38,301          31,461         250,000        22,049        250,000          14,988         250,000
9              3,820       44,228          38,615         250,000        26,246        250,000          17,350         250,000
10             3,820       50,450          46,491         250,000        30,581        250,000          19,617         250,000
15             3,820       86,552         105,259         250,000        59,758        250,000          34,635         250,000
20             3,820      132,628         193,741         259,613        86,377        250,000          39,638         250,000
Age 60         3,820      132,628         193,741         259,613        86,377        250,000          39,638         250,000
Age 65         3,820      191,433         341,626         416,784       116,815        250,000          38,474         250,000
Age 70         3,820      266,486         582,301         675,469       151,498        250,000          25,983         250,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

FORM 5514

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $2,904.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         252,609              0         252,456              0         252,303
2              2,904        6,251              0         255,459              0         254,991              0         254,541
3              2,904        9,613          1,891         258,574            924         257,607             32         256,714
4              2,904       13,142          5,391         261,978          3,717         260,305          2,234         258,822
5              2,904       16,849          9,236         265,726          6,613         263,103          4,382         260,872
6              2,904       20,740         13,428         269,818          9,587         265,977          6,449         262,839
7              2,904       24,827         18,020         274,307         12,657         268,944          8,452         264,739
8              2,904       29,117         23,044         279,226         15,815         271,997         10,380         266,562
9              2,904       33,622         28,595         284,668         19,112         275,185         12,279         268,351
10             2,904       38,353         34,677         290,640         22,507         278,469         14,099         270,062
15             2,904       65,797         80,900         330,900         46,669         296,669         27,625         277,625
20             2,904      100,825        145,637         395,637         67,414         317,414         32,756         282,756
Age 60         2,904      100,825        145,637         395,637         67,414         317,414         32,756         282,756
Age 65         2,904      145,529        249,726         499,726         90,025         340,025         34,451         284,451
Age 70         2,904      202,585        417,092         667,092        112,752         362,752         30,938         280,938


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049               0         252,373             0        252,227               0         252,081
2              2,904        6,251               0         254,941             0        254,502               0         254,081
3              2,904        9,613           1,041         257,724           144        256,827               0         256,001
4              2,904       13,142           4,149         260,736         2,609        259,196           1,247         257,835
5              2,904       16,849           7,521         264,011         5,123        261,613           3,094         259,584
6              2,904       20,740          11,182         267,572         7,690        264,080           4,851         261,241
7              2,904       24,827          15,155         271,442        10,305        266,593           6,522         262,809
8              2,904       29,117          19,471         275,653        12,967        269,149           8,102         264,285
9              2,904       33,622          24,166         280,238        15,674        271,747           9,591         265,664
10             2,904       38,353          29,265         285,228        18,416        274,378          10,975         266,938
15             2,904       65,797          67,458         317,458        37,670        287,670          21,366         271,366
20             2,904      100,825         115,520         365,520        49,396        299,396          21,110         271,110
Age 60         2,904      100,825         115,520         365,520        49,396        299,396          21,110         271,110
Age 65         2,904      145,529         186,379         436,379        55,921        305,921          13,661         263,661
Age 70         2,904      202,585         288,138         538,138        49,587        299,587


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

FORM 5514

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $11,040.00                        STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              11,040      11,592           4,326         261,191         3,706         260,571          3,086         259,951
2              11,040      23,764          16,777         273,552        14,832         271,607         12,963         269,738
3              11,040      36,544          30,542         287,224        26,463         283,145         22,693         279,376
4              11,040      49,963          45,760         302,348        38,621         295,208         32,280         288,867
5              11,040      64,053          62,598         319,088        51,339         307,829         41,731         298,221
6              11,040      78,848          81,192         337,582        64,609         320,999         51,014         307,404
7              11,040      94,382         101,749         358,036        78,472         334,759         60,147         316,434
8              11,040     110,693         124,468         380,650        92,943         349,125         69,118         325,301
9              11,040     127,820         149,630         405,702       108,097         364,170         77,975         334,047
10             11,040     145,803         177,446         433,408       123,917         379,880         86,668         342,631
15             11,040     250,139         373,165         623,165       219,736         469,736        133,316         383,316
20             11,040     383,301         687,875         937,875       331,048         581,048        169,572         419,572
Age 60         11,040     383,301         687,875         937,875       331,048         581,048        169,572         419,572
Age 65         11,040     553,253       1,210,419       1,476,712       468,562         718,562        200,871         450,871
Age 70         11,040     770,159       2,074,994       2,406,993       636,553         886,553        225,188         475,188


              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


                                          12.00% (10.22% NET)             6.00% (4.22% NET)              0.00% (-1.78% NET)
ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              11,040      11,592           4,090         260,955         3,477        260,342           2,864         259,729
2              11,040      23,764          16,257         273,032        14,342        271,117          12,501         269,276
3              11,040      36,544          29,686         286,369        25,678        282,360          21,975         278,658
4              11,040      49,963          44,506         301,094        37,502        294,089          31,283         287,871
5              11,040      64,053          60,868         317,358        49,837        306,327          40,428         296,918
6              11,040      78,848          78,927         335,317        62,697        319,087          49,401         305,791
7              11,040      94,382          98,862         355,150        76,103        332,390          58,199         314,487
8              11,040     110,693         120,871         377,054        90,075        346,257          66,821         323,004
9              11,040     127,820         145,175         401,248       104,637        360,710          75,266         331,338
10             11,040     145,803         172,006         427,969       119,804        375,766          83,521         339,483
15             11,040     250,139         359,690         609,690       210,715        460,715         127,028         377,028
20             11,040     383,301         657,743         907,743       313,022        563,022         157,906         407,906
Age 60         11,040     383,301         657,743         907,743       313,022        563,022         157,906         407,906
Age 65         11,040     553,253       1,147,227       1,399,617       434,497        684,497         180,064         430,064
Age 70         11,040     770,159       1,945,867       2,257,206       573,556        823,556         188,254         438,254


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

FORM 5514